Table of Contents
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Our Message to You                                                             1
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Portfolio Manager's Commentary and Schedule of Investments
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     Janus Fund                                                                2
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     Janus Balanced Fund                                                       7
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     Janus Enterprise Fund                                                    12
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     Janus Equity Income Fund                                                 15
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     Janus Growth and Income Fund                                             19
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     Janus Mercury Fund                                                       22
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     Janus Olympus Fund                                                       26
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     Janus Overseas Fund                                                      29
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     Janus Special Situations Fund                                            35
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     Janus Twenty Fund                                                        38
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     Janus Venture Fund                                                       41
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     Janus Worldwide Fund                                                     46
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Statements of Operations                                                      52
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Statements of Assets and Liabilities                                          52
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Statements of Changes in Net Assets                                           54
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Financial Highlights                                                          56
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Notes to Schedules of Investments                                             60
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Notes to Financial Statements                                                 62
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Performance Information
     The following pages include performance overview graphs that compare the performance of a $10,000 investment in each fund, since its inception, to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through April 30, 1997.
     When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends, interest payments, or operating expenses necessary to maintain a portfolio investing in the index.
     Average annual total returns are quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments
     Following the Performance Overview is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stocks, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).
     The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the fund's exposure to different countries by indicating the percentage of securities invested in each country.

An Explanation of the Forward Currency Contract Table
     A table listing forward currency contracts follows each fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.
     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

OUR MESSAGE TO YOU

Dear Shareholders:
     The stock indexes managed to post substantial gains during the first half of our fiscal year, October 31, 1996 to April 30, 1997, and a number of indexes set new records. The gains were not as broad-based as they might appear, however, because there continued to be a wide gulf between returns on large and small stocks. The Standard & Poor's 500 Stock Index (the S&P 500 Index), which measures the performance of large companies, had a total return of 14.71% for the first half, while the Russell 2000, an index of small stocks, gained only 1.61%. The S&P MidCap 400 Stock Index, which measures the returns of mid-capitalization stocks, scored in the middle, up 6.88%.

Large-Cap  vs. Small-Cap
     The gap in performance between large and small stocks has persisted for well over a year now, and has been widely documented. According to an article in Barron's magazine (May 5, 1997), it is the most extreme divergence since 1937.
     The gap is apparent not only in the broad market, but within individual indexes. For example, in 1996, the 50 largest stocks in the S&P 500 Index had an average gain of almost 31%, while the smallest 50 gained just 1.5%. In the much broader NASDAQ Composite Index, the contrast was even more striking. The 10 biggest stocks had an average gain of 61%, nearly three times the return of the Index. At the end of March, the average NASDAQ stock was actually down 33.3% from its 1996-97 high. The net result was that many small- and mid-sized companies experienced a very difficult six months.
     What accounts for the divergence in performance? First, the fundamentals and earnings potential of large companies have been especially attractive in the 1990s. A stable economy has provided an excellent business climate, and many of these companies have undertaken major cost-cutting programs, streamlined operations, and increased productivity via powerful new computer systems. Their products enjoy worldwide recognition and capture global market share faster than the competition.
     What's more, their familiar names and huge liquidity (or tradability) in the stock market also made them especially popular as prices climbed into record territory and investors became increasingly concerned about the possibility of a major pullback. The Federal Reserve was not encouraging either. Federal Reserve Board Chairman Alan Greenspan criticized the market's "irrational exuberance," and then effected the first interest rate increase since early 1995. Investors hoped that the liquidity of big stocks would allow them to keep one foot out the door and still take advantage of the market's good earnings and upward momentum.

International  Markets
     Measured in U.S. dollars, the Morgan Stanley EAFE Index gained 1.57% for the first half, with net dividends reinvested.(1) (EAFE stands for Europe, Australasia, and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.)
     Many overseas markets finished the six months with positive gains. The economies of Continental Europe remained relatively weak, with slow growth and low interest rates. The exception was the United Kingdom, where growth was strong and interest rates rose slightly. In Europe, governments are beginning to initiate real fiscal and structural reforms in their budgets and capital markets
- changes that should prove very positive for their financial assets. The strong dollar also bolstered exports, making European goods cheaper in the U.S.
     Latin American markets continued to rebound, but Southeast Asia was mixed. The dollar's significant appreciation against the yen has hurt exports throughout the region. Many Southeast Asian governments link their currency rates to the dollar, and its rise made their products more expensive. Additionally, some economies have decelerated from previously strong cycles. In Thailand, for example, a real estate and banking crisis has weighed heavily on the economy. In Japan, however, the combination of low interest rates and the strong dollar has injected renewed signs of life into the sluggish Japanese economy.

How our Funds Performed
     A number of Janus funds performed well in the first half, despite the difficult environment for smaller stocks. Janus Worldwide Fund and Janus Overseas Fund continued to post exceptional gains, against both their benchmark indexes and their respective fund groups. Janus Twenty Fund, Janus Growth and Income Fund, and Janus Special Situations Fund also performed well. You can find the specific numbers in the Funds' semiannual letters.(2)

Outlook for the Second Half
     The economy continues to react very quickly to changes in interest rates. When economic growth showed signs of picking up in the first calendar quarter of this year, interest rates began rising, and as of early May, it appears the economy has once again begun to slow.
     On the whole, the Federal Reserve has done a good job of managing economic growth. I would be surprised if the recent interest rate increase doesn't act to keep inflation in check and growth at moderate levels. Even if we get additional rate increases, I don't believe we will have a repeat of 1994, when the Fed raised rates repeatedly.
     Stock prices rebounded sharply just as the period ended. The breadth of the rally was encouraging: It could mark a return to an environment where fundamentals and earnings growth, rather than size and liquidity, drive a company's share price.
     Please remember, however, that markets get ahead of themselves from time to time, and that declines are normal events in the market's life. Stocks can make progress in spite of these setbacks, but volatility is more the rule than the exception.
     And finally, please keep in mind that reasonable expectations are an important part of successful long-term investing. We've had exceptional returns from stocks over the last few years. But, compared to most investments, average market returns aren't so bad either.
     We appreciate your investment with Janus.


Thomas H. Bailey

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(1)  Net  dividends  are those  dividends  that  remain to be  reinvested  after foreign tax obligations have been met. Tax obligations vary from country to country.
(2) For a prospectus containing more complete information, including expenses, please call a Janus Investor Service Representative at 1-800-525-3713. Read the prospectus carefully before you invest or send money. Past performance is no guarantee of future results. Lipper rankings are based on total return, including reinvested dividends and capital gains.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 1

                  JANUS FUND Portfolio Manager, James P. Craig

Performance
     Janus Fund gained 6.83% during the first half of our fiscal year, October 31, 1996 to April 30, 1997. The S&P 500 Index gained 14.71% for the same period. Both returns include reinvested dividends.
     During the first half, powerful cash flows into equities, corporate share buybacks, exceptional earnings growth, and virtually no inflation combined to make a very strong market. For some time now, stocks have been the preferred vehicle for retirement investments. Old valuation standards appear to be falling by the wayside, and frankly, as a traditional business analyst, I am having to adjust to the new, high P/E environment. Using strict valuation rules caused me to sell positions too early in some cases and not to invest quickly enough in others. Perhaps we really are in a new equity environment and the business of stock picking has changed a bit. In the future, I may have to be more flexible.
     For much of the last six months I could not find enough inexpensive investment opportunities, so I let cash accumulate. Janus Fund's cash position and the narrow breadth of the market were the primary reasons the Fund did not keep pace with the Index. For over a year, only the very largest stocks have been driving Index performance. During the first calendar quarter of 1997, the largest 100 stocks in the S&P 500 Index accounted for 86.8% of the Index's performance. In 1996, they accounted for 71%. This has been a market where size and liquidity took precedence over earnings and business potential.
     Starting with the market decline in March and April, I took advantage of lower prices to put cash to work. I believe we have identified some good opportunities that will lead to better performance.
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Portfolio Profile                            April 30, 1997     October 31, 1996
Equities                                          86.5%               79.0%
  Foreign                                         15.3%               15.5%
  Europe                                          14.6%               13.2%
Top 10 Equities (% of Assets)                     20.9%               30.2%
Number of Stocks                                   141                 120
Cash & Cash Equivalents                           13.5%               21.0%
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Top 10 Equity Holdings                       April 30, 1997     October 31, 1996
Citicorp                                           2.9%                3.1%
Wells Fargo & Co.                                  2.5%                4.9%
Bank of New York,  Co., Inc.                       2.5%                2.9%
UNUM Corp.                                         2.2%                2.5%
Wolters Kluwer N.V.                                2.0%                2.7%
Computer  Sciences Corp.                           1.9%                2.5%
Barclays PLC                                       1.8%                2.3%
BankAmerica Corp.                                  1.8%                 --
Parametric Technology Co.                          1.7%                0.2%
United  HealthCare  Corp.                          1.6%                 --
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Top 5 Industries                             April 30, 1997     October 31, 1996
Money Center Banks                                 9.6%                8.5%
Diversified  Operations                            7.6%                1.5%
Medical-Drugs                                      7.5%                8.6%
Chemicals-Diversified                              5.9%                1.5%
Aerospace and Defense                              4.2%                8.1%
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Stock Highlights
     Our financial service companies performed well during the last six months. Familiar names such as Citicorp, Bank of New York, U.K.-based Barclays, and Associates First Capital, the well-run consumer finance company, were in this group, along with new holding BankAmerica.
     MFS Communications, which was purchased by WorldCom, also performed well, as did disability insurer UNUM, a longtime holding, and a new position in General Electric.
     The sell-off in technology also afforded an opportunity to establish, or add to, positions in stable, high-quality technology companies. These companies are dominant competitors in their market sectors and include Parametric Technology, a large, very successful developer of engineering and design software, Intel and Texas Instruments, which have huge market share in the semiconductor industry, Cisco Systems and Lucent Technologies in computer networking equipment, and Microsoft in personal computer operating software.
     I  also   continue   to   maintain   substantial   positions   in  selected
pharmaceuticals. I added Warner-Lambert to existing positions in Pfizer, Johnson & Johnson, SmithKline Beecham, and Bristol Myers Squibb. Warner-Lambert's new drugs for cholesterol reduction and for diabetes are penetrating the market at an unprecedented rate, and along with other products in the pipeline, could make Warner-Lambert the fastest growing major drug company for the next several years.
     I am also extremely optimistic about Equifax, a business services company that collects and supplies credit information. Not only is demand for credit
information   on  the  rise   from   cellular   service   providers   and  other
telecommunications utilities, but it is also being used by financial companies to market their services to a defined prospect base. Finally, Wal-Mart was added to the portfolio after it began to slow its capital expenditures by opening
fewer  stores,   which  should  build  bottom-line  growth.   Wal-Mart  is  also
repurchasing its own stock.
     I took losses in aerospace and manufacturing conglomerate Raychem when margins compressed, and in U.S. Satellite Broadcasting, which experienced slow subscriber growth for its satellite TV services.

The Current Outlook
     As the first half came to a close, stock prices staged a powerful rally. Initial indications are that the rebound was not confined to just a few large companies, but included small and medium-sized stocks as well. So I am hopeful we will return to a market that takes into consideration business fundamentals and earnings growth and pays less attention to size and liquidity. Markets that rely too much on arbitrary criteria tend to be short-lived. Over time, solid business practices and profits determine share price. By those standards, our companies get high marks, and should do well going forward.
     Thank you for your investment in Janus Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 2

                  JANUS FUND Portfolio Manager, James P. Craig

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Fund ($657,556) as compared to the S&P 500 Index ($264,783). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year, five-year, ten-year and since inception (February 5, 1970) average annual total returns as 13.80%, 13.84%, 15.53% and 16.60%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                     JANUS FUND April 30, 1997 (unaudited)

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Shares or
Principal Amount                                                    Market Value
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Common Stock - 86.3%
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Aerospace and Defense - 4.2%
    2,998,350   AlliedSignal, Inc.                                  $216,630,787
    1,807,450   Boeing Co.                                           178,259,756
    1,068,875   Northrop Grumman Corp.                                89,251,062
    2,847,750   United Technologies Corp.                            215,361,094
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                                                                     699,502,699
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Airlines - 1.0%
    1,889,825   Delta Air Lines, Inc.                                174,100,128
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Apparel Manufacturers - 0.4%
    1,740,000   Fruit of the Loom, Inc. - Class A*                    62,640,000
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Applications Software - 0.3%
    1,109,950   Peoplesoft, Inc.*                                     46,062,925
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Automotive - Cars and Light Trucks - 0.6%
      162,052   Volkswagen A.G.                                      103,033,353
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Automotive - Truck Parts and Equipment - 0.6%
    2,637,000   Federal-Mogul Corp.#                                  72,847,125
      420,575   Magna International, Inc. - Class A                   21,922,472
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                                                                      94,769,597
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Broadcast Services and Programming - 0.1%
      821,700   Grupo Televisa S.A. (GDR)*                            19,001,812
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Chemicals - Diversified - 5.9%
      538,640   Akzo Nobel+                                           69,400,007
    4,943,675   BASF A.G.                                            190,705,183
    5,501,415   BOC Group PLC**                                       84,400,965
    3,450,725   Cytec Industries, Inc.*,#                            129,833,528
    2,286,325   E.I. du Pont de Nemours and Co.                      242,636,241
    6,018,300   Monsanto Co.                                         257,282,325
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                                                                     974,258,249
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Chemicals - Specialty - 0.6%
       19,144   Ciba Specialty Chemicals A.G.*                       $ 1,650,079
       48,260   Clariant A.G.                                         27,643,829
      746,050   Minerals Technologies, Inc.                           26,205,006
      757,375   Praxair, Inc.                                         39,099,484
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                                                                      94,598,398
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Commercial Banks - 1.8%
      410,325   MBNA Corp.                                            13,540,725
      788,400   Northern Trust Corp.                                  35,083,800
    2,176,950   Star Banc Corp.                                       92,520,375
    2,086,650   State Street Corp.                                   164,323,688
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                                                                     305,468,588
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Commercial Services - 1.6%
    6,047,885   First Data Corp.                                     208,652,032
      773,250   First USA Paymentech, Inc.*                           18,654,656
      384,950   ServiceMaster L.P.                                    11,885,331
       18,555   SGS Societe Generale de Surveillance
                Holdings S.A.                                         38,408,666
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                                                                     277,600,685
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Computer Services - 1.9%
      356,800   Bell & Howell Co.*                                     8,429,400
    5,012,775   Computer Sciences Corp.*,#                           313,298,437
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                                                                     321,727,837
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Computer Software - 1.2%
      612,400   Cadence Design Systems, Inc.*                         19,596,800
    1,456,600   Microsoft Corp.*                                     176,976,900
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                                                                     196,573,700
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Computers - Integrated Systems - 2.0%
    6,462,475   Parametric Technology Co.*,#                         292,426,994
    2,125,000   Wang Laboratories, Inc.*,#                            36,921,875
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                                                                     329,348,869
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See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 3

                     JANUS FUND April 30, 1997 (unaudited)

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Shares or
Principal Amount                                                    Market Value
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Computers - Mainframe - 0.4%
     400,000    IBM Corp.                                            $64,200,000
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Containers - Paper and Plastic - 0.4%
   1,400,575    Sealed Air Corp.*                                     64,776,594
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Cosmetics and Toiletries - 1.4%
   1,475,825    Avon Products, Inc.                                   90,947,716
   1,297,175    Colgate-Palmolive Co.                                143,986,425
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                                                                     234,934,141
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Direct Marketing - 0.1%
     954,975    Heritage Media Corp.*                                 17,428,294
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Distribution and Wholesale - 0.1%
     875,000    Ikon Office Solutions, Inc.#                          23,515,625
--------------------------------------------------------------------------------
Diversified Financial Services - 1.6%
   5,092,950    Associates First Capital Corp. - Class A#            261,013,688
--------------------------------------------------------------------------------
Diversified Operations - 7.6%
     800,000    Corning, Inc.                                         38,600,000
   2,283,600    General Electric Co.                                 253,194,150
     849,977    Hays PLC**                                             7,537,179
   2,712,725    Minnesota Mining and Manufacturing Co.               236,007,075
     202,200    National Service Industries, Inc.                      8,517,675
   5,208,598    Rentokil Initial PLC**                                34,186,201
     727,450    Textron, Inc.                                         81,019,744
   3,525,000    Tyco International, Ltd.                             215,025,000
   1,244,825    Unilever N.V - N.Y. Shares                           244,296,906
   8,929,625    Westinghouse Electric Corp.                          151,803,625
--------------------------------------------------------------------------------
                                                                   1,270,187,555
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Electronic Components - 0.8%
   2,532,442    Philips Electronics N.V.                             132,204,931
      95,800    Philips Electronics N.V. - N.Y. Shares                 5,125,300
--------------------------------------------------------------------------------
                                                                     137,330,231
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Electronic Components - Semiconductors - 2.7%
     960,000    Applied Materials, Inc.*                              52,680,000
     181,100    ASM Lithography Holding N.V.*                         13,525,977
     100,000    ASM Lithography Holding N.V. (ADR)*                    7,950,000
   1,114,850    Intel Corp.                                          170,711,406
   2,252,400    Texas Instruments, Inc.                              201,026,700
--------------------------------------------------------------------------------
                                                                     445,894,083
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Finance - Investment Banker/Broker - 0.4%
   1,844,425    Charles Schwab Corp.                                  67,552,066
--------------------------------------------------------------------------------
Finance - Other Services - 0.7%
   3,908,725    Equifax, Inc.                                        112,375,844
--------------------------------------------------------------------------------
Food - Canned - 0.6%
   1,964,550    Campbell Soup Co.                                    100,437,619
--------------------------------------------------------------------------------
Food - Confectionary - 0.2%
     615,450    Wrigley (Wm.) Jr., Co.                                35,849,962
--------------------------------------------------------------------------------
Food - Retail - 0.4%
   1,650,000    Safeway, Inc.*                                        73,631,250
--------------------------------------------------------------------------------
Food - Wholesale - 0.1%
     331,800    Coca-Cola Enterprises, Inc.                           20,032,425
--------------------------------------------------------------------------------
Hotels and Motels - 0.1%
     806,525    Extended Stay America, Inc.*                          12,198,691
--------------------------------------------------------------------------------
Human Resources - 0.9%
     986,700    Manpower, Inc.                                        39,591,337
   2,950,025    Robert Half International, Inc.*,#                   115,788,481
--------------------------------------------------------------------------------
                                                                     155,379,818
--------------------------------------------------------------------------------
Instruments - Controls - 0.2%
     684,075    Parker Hannifin Corp.                                 34,032,731
--------------------------------------------------------------------------------
Instruments - Scientific - 0.2%
     389,800    Perkin-Elmer Corp.                                   $28,309,225
--------------------------------------------------------------------------------
Life and Health Insurance - 3.4%
   1,320,925    AFLAC, Inc.                                           56,799,775
   2,000,000    Conseco, Inc.                                         82,750,000
     796,800    Protective Life Corp.                                 35,258,400
   1,172,700    UICI*                                                 31,076,550
   4,798,425    UNUM Corp.#                                          369,478,725
--------------------------------------------------------------------------------
                                                                     575,363,450
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Linen Supply and Related Items - 0.2%
     502,550    Cintas Corp.                                          27,514,612
--------------------------------------------------------------------------------
Machinery - Farm - 0.4%
     895,450    AGCO Corp.#                                           23,169,769
     797,650    Deere & Co.                                           36,691,900
--------------------------------------------------------------------------------
                                                                      59,861,669
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.1%
     503,400    BioChem Pharma, Inc.*                                  9,053,334
     429,775    Immunex Corp.*                                        11,979,978
--------------------------------------------------------------------------------
                                                                      21,033,312
--------------------------------------------------------------------------------
Medical - Drugs - 7.5%
   3,115,025    Bristol-Myers Squibb Co.                             204,034,138
   1,084,125    Eli Lilly & Co.                                       95,267,484
   7,691,846    Glaxo Wellcome PLC**                                 151,454,378
   2,717,025    Pfizer, Inc.                                         260,834,400
   1,302,183    Rhone-Poulenc**                                       43,797,496
     252,175    Rhone-Poulenc Rorer, Inc.                             18,188,122
  15,932,427    SmithKline Beecham PLC **                            256,322,144
     834,750    SmithKline Beecham PLC (ADR)**                        67,301,719
     427,900    Teva Pharmaceutical Industries, Ltd. (ADR)            21,715,925
   1,216,625    Warner-Lambert Co.                                   119,229,250
--------------------------------------------------------------------------------
                                                                   1,238,145,056
--------------------------------------------------------------------------------
Medical - HMO - 1.6%
   5,645,150    United Healthcare Corp.                              274,495,419
--------------------------------------------------------------------------------
Medical - Hospitals - 0.3%
   2,135,050    Tenet Healthcare Corp.*                               55,511,300
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.6%
   1,999,787    Cardinal Health, Inc.                                106,488,658
--------------------------------------------------------------------------------
Medical Instruments - 0.6%
   1,419,125    Boston Scientific Corp.*                              68,472,781
     493,200    Guidant Corp.                                         33,660,900
--------------------------------------------------------------------------------
                                                                     102,133,681
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 0.2%
   2,243,575    Covance, Inc.*                                        33,092,731
--------------------------------------------------------------------------------
Medical Products - 2.0%
   1,617,250    Baxter International, Inc.                            77,425,844
   4,291,325    Johnson & Johnson                                    262,843,656
--------------------------------------------------------------------------------
                                                                     340,269,500
--------------------------------------------------------------------------------
Metal - Aluminum - 0.5%
   1,141,600    Reynolds Metals Co.                                   77,486,100
--------------------------------------------------------------------------------
Money Center Banks - 9.6%
  10,463,475    Bank of New York Co., Inc.                           413,307,263
   2,570,825    BankAmerica Corp.                                    300,465,172
  16,395,529    Barclays PLC**                                       305,406,864
   4,280,625    Citicorp                                             482,105,391
     930,344    Deutsche Bank A.G.                                    49,105,018
   5,774,532    Lloyds TSB Group PLC**                                52,845,422
--------------------------------------------------------------------------------
                                                                   1,603,235,130
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 4

                     JANUS FUNDS April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Multi-Line Insurance - 1.3%
     697,775    Allstate Corp.                                       $45,704,262
   1,343,300    American International Group, Inc.                   172,614,050
--------------------------------------------------------------------------------
                                                                     218,318,312
--------------------------------------------------------------------------------
Multilevel Direct Selling - 0.1%
     476,825    Amway Asia Pacific, Ltd.                              20,026,650
--------------------------------------------------------------------------------
Multimedia - 0.3%
   2,093,650    Meredith Corp.#                                       49,200,775
--------------------------------------------------------------------------------
Networking Products - 1.1%
   3,275,025    Cisco Systems, Inc.*                                 169,482,544
     959,575    Xylan Corp.*                                          14,273,678
--------------------------------------------------------------------------------
                                                                     183,756,222
--------------------------------------------------------------------------------
Office Automation and Equipment - 1.4%
   3,875,800    Xerox Corp.                                          238,361,700
--------------------------------------------------------------------------------
Office Supplies and Forms - 0.1%
     700,000    Wallace Computer Services, Inc.                       18,725,000
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.5%
   1,030,525    Burlington Resources, Inc.43,668,497
   1,342,675    Triton Energy, Ltd.*,#                                49,343,306
--------------------------------------------------------------------------------
                                                                      93,011,803
--------------------------------------------------------------------------------
Oil Companies - Integrated - 1.6%
     930,000    Royal Dutch Petroleum Co. - N.Y. Shares              167,632,500
   1,028,000    Unocal Corp.                                          39,192,500
   2,047,900    YPF S.A. (ADR)                                        56,573,238
--------------------------------------------------------------------------------
                                                                     263,398,238
--------------------------------------------------------------------------------
Pharmacy Services - 0.4%
   2,705,600    Omnicare, Inc.                                        65,949,000
--------------------------------------------------------------------------------
Printing - Commercial - 0.2%
   1,482,100    World Color Press, Inc.*                              35,570,400
--------------------------------------------------------------------------------
Publishing - Books - 2.1%
     801,000    Reed International PLC**                              14,784,117
   2,838,259    Wolters Kluwer N.V.                                  336,405,548
--------------------------------------------------------------------------------
                                                                     351,189,665
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.1%
     872,000    Hollinger International, Inc.                          8,720,000
--------------------------------------------------------------------------------
Retail - Discount - 0.7%
   4,121,650    Wal-Mart Stores, Inc.                                116,436,612
--------------------------------------------------------------------------------
Retail - Hypermarkets - 0.5%
   2,919,675    Costco Companies, Inc.*                               84,305,616
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0.4%
   1,297,500    J.C. Penney Co., Inc.                                 61,955,625
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.2%
     535,762    Downey Financial Corp.                                10,380,389
     718,175    Long Island Bancorp, Inc.                             24,417,950
--------------------------------------------------------------------------------
                                                                      34,798,339
--------------------------------------------------------------------------------
Soap and Cleaning Preparations - 0.2%
   2,551,500    Dial Corp.                                            39,548,250
--------------------------------------------------------------------------------
Super-Regional Banks - 2.5%
   1,577,025    Wells Fargo & Co.                                    420,671,419
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.1%
     630,175    ECI Telecommunications, Ltd.                          13,785,078
   2,448,575    Lucent Technologies, Inc.                            144,771,997
   2,000,000    Nokia Corp. (ADR) - Class A                          129,250,000
     745,325    Northern Telecom, Ltd.                                54,129,228
--------------------------------------------------------------------------------
                                                                     341,936,303
--------------------------------------------------------------------------------
Telecommunication Services - 0.2%
   1,077,075    Telefonaktiebolaget L.M. Ericsson (ADR) - Class B     36,216,647
--------------------------------------------------------------------------------
Telephone - Local - 0.7%
   2,004,150    Cincinnati Bell, Inc.                               $112,232,400
--------------------------------------------------------------------------------
Telephone - Long Distance - 0.6%
   4,061,069    WorldCom, Inc.*                                       97,465,656
--------------------------------------------------------------------------------
Television - 0.3%
     917,250    Univision Communications, Inc.*                       31,186,500
     916,300    Young Broadcasting Corp. - Class A*,#                 24,281,950
--------------------------------------------------------------------------------
                                                                      55,468,450
--------------------------------------------------------------------------------
Tobacco - 0.6%
   2,415,025    Philip Morris Companies, Inc.                         95,091,609
--------------------------------------------------------------------------------
Total Common Stock (cost $11,729,275,153)                         14,414,751,991
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
--------------------------------------------------------------------------------
Medical Products - 0.2%
   1,096,119    Fresenius Medical Care A.G. (ADR)*
                  (cost $29,677,387)                                  32,198,496
Short-Term Corporate Notes - 5.3%
              Bell Atlantic Corp.:
  $50,000,000   5.50%, 5/2/97                                         49,992,361
   50,000,000   5.47%, 5/5/97                                         49,969,611
   50,000,000   5.45%, 5/8/97                                         49,947,014
              Coca-Cola Co.:
   50,000,000   5.47%, 5/15/97                                        49,893,639
   50,000,000   5.43%, 5/19/97                                        49,864,250
              Deutsche Bank A.G.
   50,000,000   5.47%, 5/12/97                                        49,916,431
              Ford Motor Credit Corp.
   50,000,000   5.47%, 5/22/97                                        49,840,458
              General Electric Capital Corp.:
   89,600,000   5.50%, 5/1/97                                         89,600,000
   50,000,000   5.50%, 5/9/97                                         49,938,889
   50,000,000   5.50%, 5/16/97                                        49,885,417
  100,000,000   5.27%, 5/19/97                                        99,736,500
              J.P. Morgan and Co.:
   50,000,000   5.60%, 5/1/97                                         50,000,000
   50,000,000   5.46%, 5/19/97                                        49,863,500
   50,000,000   5.46%, 5/22/97                                        49,840,750
   50,000,000   5.60%, 7/17/97                                        49,395,500
              NationsBank Corp.
   50,000,000   5.25%, 5/21/97                                        49,854,167
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $887,544,097)       887,538,487
--------------------------------------------------------------------------------
Time Deposit - 0.5%
   91,000,000 First Union Bank of North Carolina
                5.6875%, 5/1/97 (cost $91,000,000)                    91,000,000
U.S. Government Agencies - 5.6%
              Fannie Mae:
   50,000,000   5.35%, 5/27/97                                        49,806,806
   50,000,000   8.91%, 6/16/97                                        49,653,083
   50,000,000   5.72%, 7/10/97                                        49,458,500
   50,000,000   5.72%, 7/17/97                                        49,405,000
  200,000,000   5.72%, 7/18/97                                       197,590,000
   50,000,000   6.01%, 8/21/97                                        49,132,000
  100,000,000   5.26%, 8/25/97                                        99,899,000
   50,000,000   6.39%, 9/18/97                                        48,913,000
   50,000,000   6.75%, 10/10/97                                       48,727,500
              Federal Home Loan Bank System:
   50,000,000   8.34%, 5/1/97                                         50,000,000
   50,000,000   8.34%, 5/13/97                                        49,913,333
   50,000,000   9.25%, 6/6/97                                         49,735,500
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 5

                     JANUS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agencies - (continued)
              Federal Home Loan Bank System: (continued)
  $50,000,000   9.25%, 6/20/97                                       $49,621,528
   50,000,000   8.95%, 6/30/97                                        49,536,500
   50,000,000   5.72%, 7/18/97                                        49,399,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $941,060,959)         940,791,250
--------------------------------------------------------------------------------
U.S. Government Obligations - 1.2%
              U.S. Treasury Bills:
  100,000,000   5.07%, 8/14/97                                        98,460,000
  100,000,000   5.03%, 8/21/97                                        98,345,000
--------------------------------------------------------------------------------
Total U.S. Government Obligations (amortized cost $196,974,965)      196,805,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,875,532,561) - 99.1%            16,563,085,224
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%        148,403,830
--------------------------------------------------------------------------------
Net Assets - 100%                                                $16,711,489,054
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Argentina                              0.3%                      $    56,573,238
Finland                                0.8%                          129,250,000
France                                 0.3%                           43,797,496
Germany                                2.3%                          375,042,050
Hong Kong                              0.1%                           20,026,650
Israel                                 0.1%                           21,715,925
Mexico                                 0.1%                           19,001,812
Netherlands                            4.9%                          808,908,669
Sweden                                 0.2%                           36,216,647
Switzerland                            0.4%                           67,702,574
United Kingdom                         5.9%                          974,238,989
United States++                       84.6%                       14,010,611,174
--------------------------------------------------------------------------------
Total                                100.0%                      $16,563,085,224
================================================================================
++Includes Short-Term Securities (71.8% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                 Currency            Currency        Unrealized
Settlement Date                 Units Sold       Value in $U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/24/97          240,000,000        $389,016,000       $ 4,200,000
British Pound 7/28/97          120,000,000         194,484,000         (412,920)
British Pound 8/20/97          150,000,000         243,015,000       (3,869,250)
French Franc 10/10/97          120,000,000          20,819,237           253,728
--------------------------------------------------------------------------------
                                                  $847,334,237          $171,558
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 6

JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance
     Janus Balanced Fund gained 6.73% during the first half of our fiscal year ended April 30, 1997. During the same period, the S&P 500 Index returned 14.71% and the Lehman Brothers Government/Corporate Bond Index gained 1.30%. All returns include reinvested dividends.
     The Fund delivered solid performance in spite of a volatile interest rate environment and the sharp divergence between hot-performing large stocks and much weaker small- and mid-sized companies.
     Portfolio strategy continued to focus on high-quality companies that generate significant amounts of discretionary cash and use it prudently -- often to buy back their own shares. But until the market decline late in the period, it was hard to find many inexpensive opportunities. The spring sell-off cleared the air, and I was able to establish new positions as well as add to existing holdings.

Review of the First Half
     Given the volatility of interest rates, fixed-income maturities were kept relatively short, mostly in the two- to five-year range. When the yield on the 30-year Treasury bond moved above 7% near the end of the period, however, I added a small position in 30-year Treasuries to slightly lengthen the portfolio's weighted average maturity.
     Fixed-income holdings consist of a diverse mix of Treasuries, convertible bonds, investment-grade and high-yield corporate bonds, and preferred stocks. Our high-quality corporates and Treasuries provide income and portfolio stability, while the convertibles and high-yield securities produce income and allow for capital appreciation potential as the issuing companies' fundamentals improve.
     Predictable earnings growth remains the focus of our equity holdings. Our financial companies are especially exciting. Included in this group are new positions in small thrifts, which are selling shares to the public, often very inexpensively. Finally, the decline in technology stocks provided an opportunity to add companies that have built durable, often dominant, market positions.

The Portfolio
--------------------------------------------------------------------------------
Portfolio Asset Mix                         April 30, 1997      October 31, 1996
Equities                                         56.8%                49.7%
Number of Stocks                                  116                  120
Top 10 Stocks (% of Total Assets)                17.8%                18.3%
Fixed-Income Securities
  U.S. Treasury Bonds                            15.3%                22.2%
  Investment-Grade Corp. Bonds                    8.0%                12.3%
  High-Yield Corporate Bonds                     12.7%                 7.2%
  Foreign Corporate Bonds                          --                  1.5%
  Preferred Stock                                 4.6%                 2.2%
Cash & Cash Equivalents                           2.6%                 4.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                      April 30, 1997      October 31, 1996
Dionex Corp.                                      3.2%                 2.8%
Associates First Capital Corp.
   - Class A                                      2.5%                 1.1%
Nationwide Financial Services, Inc.
   - Class A                                      2.1%                  --
E.I. du Pont de Nemours and Co.                   1.6%                  --
Robert Half International, Inc.                   1.6%                 1.8%
UNUM Corp.                                        1.6%                 2.2%
Wells Fargo & Co.                                 1.5%                 3.7%
Phillip Morris Companies, Inc.                    1.4%                  --
Walden Residential Properties, Inc.               1.2%                  --
Star Banc Corp.                                   1.1%                  --
--------------------------------------------------------------------------------
Top 5 Industries                            April 30, 1997      October 31, 1996
Life and Health Insurance                         7.1%                 5.7%
Commercial  Banks                                 6.6%                 0.4%
Savings/Loan/Thrifts                              5.9%                 3.2%
Money  Center Banks                               4.5%                 3.5%
Instruments - Scientific                          3.9%                 2.8%
--------------------------------------------------------------------------------

Portfolio  Highlights
     During the first half, Dionex, which manufactures ion chromatography equipment used in color spectrum analysis, continued to use excess cash flow to buy back shares, while carefully managing its expenditures and investments. Consumer lender Associates First Capital is also still exceeding our expectations in both earnings and asset growth.
     Unilever was increased, as were positions in small financial institutions. Margins at Unilever are improving and the company is spinning off its chemical unit to focus on consumer products. Many small financial institutions are cheap relative to their capital structure and earnings potential. They are distributing extra cash to shareholders as dividends or through share buybacks. Standard Financial is being acquired, another example of the consolidation wave that is also rolling through the industry.
     Important additions this half included Nationwide Financial Services and DuPont. Nationwide is a newly public company spun off from Nationwide Insurance. It is one of the top three participants in the rapidly growing variable annuity market. New senior management at DuPont is increasing returns by lowering costs, fixing broken businesses, and allocating capital to high-return operations.
     Dade International is an attractive high-yield bond we own. Dade makes diagnostic equipment used by hospitals to test blood and tissue. Dade recently purchased the diagnostic equipment division of Hoechst, a large German conglomerate.
     Both disability insurer UNUM and banking giant Wells Fargo were modestly reduced. They have been terrific performers, but the positions had grown too large. I took losses in Heritage Media and U.S. Satellite Broadcasting (USSB). Heritage was a frustrating situation. I sold Heritage after it missed its earnings target, but then the company was acquired. At USSB, subscriber demand for satellite TV was less than I expected.

Current Outlook
     A powerful market rebound began as the first half ended, and it now appears the economy is slowing from its first-quarter growth spurt. Even if interest rates move moderately higher, it should not appreciably affect our fixed-income holdings or the earnings of our companies. I beleive our financial stocks, for example, have the potential to achieve growth rates in the high teens, while trading at ten to twelve times our 1998 earnings estimates - or just 50% to 60% of the current market multiple. Consumer credit quality is also unlikely to derail our financial stocks, given the robust state of the general economy. In sum, the long-term earnings outlook for the portfolio remains very encouraging.
     Thank you for your continued investment in Janus Balanced Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 7

            JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund and the S&P 500 Index. Janus Balanced Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dotted black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund ($18,967) as compared to the S&P 500 Index ($21,799) and the Lehman Brothers Government/Corporate Bond Index ($13,414). There is a legend in the upper left quadrant of the graph which indicates Janus Balanced Fund's one-year and since inception (September 1, 1992) average annual total returns as 15.51% and 14.70%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


                 JANUS BALANCED FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 56.8%
--------------------------------------------------------------------------------
Aerospace and Defense - 0.8%
      13,775    Thiokol Corp.                                        $   898,819
      16,550    United Technologies Corp.                              1,251,594
--------------------------------------------------------------------------------
                                                                       2,150,413
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.5%
      46,600    Federal-Mogul Corp.                                    1,287,325
--------------------------------------------------------------------------------
Casino Services - 0.2%
     103,032    London Clubs International PLC**                         643,642
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.0%
       5,704    Akzo Nobel                                               734,921
      49,609    BASF A.G.                                              1,913,696
      86,338    BOC Group PLC**                                        1,324,570
      42,150    E.I. du Pont de Nemours and Co.                        4,473,169
--------------------------------------------------------------------------------
                                                                       8,446,356
--------------------------------------------------------------------------------
Commercial Banks - 2.8%
      33,200    Chester Bancorp, Inc.                                    489,700
      23,750    First Savings Bancorp, Inc.                              469,062
      24,800    MBNA Corp.                                               818,400
      16,500    Northern Trust Corp.                                     734,250
      68,825    Star Banc Corp.                                        2,925,062
      24,675    State Street Corp.                                     1,943,156
      23,850    Sterling Bancorp                                         381,600
--------------------------------------------------------------------------------
                                                                       7,761,230
--------------------------------------------------------------------------------
Commercial Services - 0.5%
      28,825    First USA Paymentech, Inc.*                              695,403
         336    SGS Societe Generale de Surveillance
                Holdings S.A.                                            695,517
--------------------------------------------------------------------------------
                                                                       1,390,920
--------------------------------------------------------------------------------
Computer Software - 0.5%
      28,500    Parametric Technology Co.*                             1,289,625
--------------------------------------------------------------------------------
Consumer Products - 0.3%
      39,275    Gibson Greetings, Inc.*                              $   805,138
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.4%
      24,550    Sealed Air Corp.*                                      1,135,438
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.5%
      24,225    Avon Products, Inc.                                    1,492,866
--------------------------------------------------------------------------------
Diversified Financial Services - 2.5%
     136,600    Associates First Capital Corp. - Class A               7,000,750
--------------------------------------------------------------------------------
Diversified Operations - 1.7%
      31,050    Minnesota Mining and Manufacturing Co.                 2,701,350
      10,675    Unilever N.V. - N.Y. Shares                            2,094,969
--------------------------------------------------------------------------------
                                                                       4,796,319
--------------------------------------------------------------------------------
Electric Products - 0.3%
      19,750    UCAR International, Inc.*                                829,500
--------------------------------------------------------------------------------
Electronic Components - 0.6%
      30,068    Philips Electronics N.V.                               1,569,686
       4,175    Philips Electronics N.V. - N.Y. Shares                   223,363
--------------------------------------------------------------------------------
                                                                       1,793,049
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.4%
      20,225    Pittway Corp. - Class A                                1,076,981
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.3%
      86,908    Provident Financial PLC**                                805,207
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 0.7%
      55,775    Charles Schwab Corp.                                   2,042,759
--------------------------------------------------------------------------------
Finance - Other Services - 0.9%
      89,225    Equifax, Inc.                                          2,565,219
--------------------------------------------------------------------------------
Food - Canned - 0.6%
      34,750    Campbell Soup Co.                                      1,776,594
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 8

                 JANUS BALANCED FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Confectionary - 0.3%
      15,700    Wrigley (Wm.) Jr., Co.                               $   914,525
--------------------------------------------------------------------------------
Gas - Distribution - 0.7%
      78,067    Southern Union Co.*                                    1,863,850
--------------------------------------------------------------------------------
Hotels and Motels - 0.3%
      55,750    Extended Stay America, Inc.*                             843,219
--------------------------------------------------------------------------------
Human Resources - 1.7%
      11,600    Manpower, Inc.                                           465,450
     111,275    Robert Half International, Inc.*                       4,367,544
--------------------------------------------------------------------------------
                                                                       4,832,994
--------------------------------------------------------------------------------
Instruments - Scientific - 3.9%
     180,875    Dionex Corp.*                                          8,840,266
      26,175    Perkin-Elmer Corp.                                     1,900,959
--------------------------------------------------------------------------------
                                                                      10,741,225
--------------------------------------------------------------------------------
Life and Health Insurance - 7.1%
      27,250    AFLAC, Inc.                                            1,171,750
      29,675    Delphi Financial Group, Inc. - Class A*                1.053,462
      15,450    Liberty Corp.                                            598,687
     219,225    Nationwide Financial Services, Inc. - Class A*         5,809,462
      42,475    Protective Life Corp.                                  1,879,519
      30,025    Reinsurance Group of America                           1,493,744
      94,575    UICI*                                                  2,506,237
      56,000    UNUM Corp.                                             4,312,000
      34,975    Western National Corp.                                   900,606
--------------------------------------------------------------------------------
                                                                      19,725,467
--------------------------------------------------------------------------------
Machinery - Farm - 0.2%
      10,650    Deere & Co.                                              489,900
--------------------------------------------------------------------------------
Machinery - Pumps - 0.4%
      42,100    Pfeiffer Vacuum Technology A.G. (ADR)*                   978,825
--------------------------------------------------------------------------------
Manufacturing - 0.5%
      32,425    Roper Industries, Inc.                                 1,325,372
--------------------------------------------------------------------------------
Medical - Drugs - 1.1%
      39,778    Rhone-Poulenc - Class A**                              1,337,889
      10,825    SmithKline Beecham PLC (ADR)**                           872,766
      18,875    Teva Pharmaceutical Industries, Ltd. (ADR)               957,906
--------------------------------------------------------------------------------
                                                                       3,168,561
--------------------------------------------------------------------------------
Medical - HMO - 0.8%
      44,200    United Healthcare Corp.                                2,149,225
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 0.3%
      50,350    Covance, Inc.*                                           742,662
--------------------------------------------------------------------------------
Metal - Aluminum - 0.3%
      10,875    Reynolds Metals Co.                                      738,141
--------------------------------------------------------------------------------
Money Center Banks - 4.5%
      67,400    Bank of New York Co., Inc.                             2,662,300
      24,975    BankAmerica Corp.                                      2,918,953
     155,260    Barclays PLC**                                         2,892,098
      23,425    Citicorp                                               2,638,241
      12,545    Deutsche Bank A.G.                                       662,145
      79,746    Lloyds TSB Group PLC**                                   729,793
--------------------------------------------------------------------------------
                                                                      12,503,530
--------------------------------------------------------------------------------
Mortgage Banks - 0.3%
      16,085    Deutsche Pfandbrief & Hypothekenbank A.G.                875,000
--------------------------------------------------------------------------------
Multimedia - 0.3%
      36,700    Meredith Corp.                                           862,450
--------------------------------------------------------------------------------
Music/Clubs - 0.3%
      48,125    Steinway Musical Instruments*                            824,141
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.4%
       6,350    Royal Dutch Petroleum Co. - N.Y. Shares                1,144,587
--------------------------------------------------------------------------------
Property and Casualty Insurance - 1.3%
      16,050    Foremost Corp. of America                            $   852,656
      20,950    Mercury General Corp.                                  1,298,900
      16,725    Transatlantic Holdings, Inc.                           1,383,994
--------------------------------------------------------------------------------
                                                                       3,535,550
--------------------------------------------------------------------------------
Publishing - Books - 0.7%
      17,229    Wolters Kluwer N.V.                                    2,042,073
--------------------------------------------------------------------------------
Real Estate Investment Trust - 1.4%
     112,700    Innkeepers USA Trust                                   1,577,800
      20,275    Mid-America Apartment Communities, Inc.                  524,616
      35,725    Redwood Trust, Inc.                                    1,679,075
--------------------------------------------------------------------------------
                                                                       3,781,491
--------------------------------------------------------------------------------
Retail - Building Products - 0.3%
      17,850    Fastenal Co.                                             696,150
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0.3%
      17,050    J.C. Penney Co., Inc.                                    814,137
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 5.9%
      38,375    BostonFed Bancorp, Inc.                                  585,219
      17,650    Calumet Bancorp, Inc.*                                   622,162
      40,450    Catskill Financial Corp.                                 581,469
       4,176    Downey Financial Corp.                                    80,910
      20,000    FFLC Bancorp, Inc.                                       540,000
      25,000    FFVA Financial Corp.                                     531,250
      51,925    First Bell Bancorp, Inc.                                 759,403
      37,175    First Defiance Financial Corp.                           473,981
      30,925    First Savings Bank of Washington Bancorp, Inc.           649,425
      31,575    Flushing Financial Corp.                                 584,137
      36,375    GA Financial, Inc.                                       572,906
      25,000    Home Bancorp                                             503,125
      69,925    Home Bancorp of Elgin, Inc.                            1,048,875
      18,000    Jacksonville Bancorp, Inc.                               253,125
      11,975    JSB Financial, Inc.                                      508,937
     110,700    Klamath First Bancorp, Inc.                            1,964,925
      20,050    Long Island Bancorp, Inc.                                681,700
      33,675    Mechanics Savings Bank*                                  578,789
      35,000    North Central Bancshares, Inc.                           549,062
      25,225    Ocean Financial Corp.                                    745,714
      46,450    Reliance Bancorp, Inc.                                 1,050,931
      83,400    Roslyn Bancorp, Inc.*                                  1,355,250
       4,000    SFS Bancorp, Inc.                                         69,000
      32,250    South Street Financial Corp.                             520,031
      28,725    Standard Financial, Inc.                                 657,084
--------------------------------------------------------------------------------
                                                                      16,467,410
--------------------------------------------------------------------------------
Special Purpose Banks - 0.3%
       7,870    CLF-Dexia France**                                       728,158
--------------------------------------------------------------------------------
Super-Regional Banks - 1.5%
      16,108    Wells Fargo & Co.                                      4,296,809
--------------------------------------------------------------------------------
Telephone - Local - 1.0%
      48,925    Cincinnati Bell, Inc.                                  2,739,800
--------------------------------------------------------------------------------
Television - 0.4%
      44,025    Young Broadcasting Corp. - Class A*                    1,166,662
--------------------------------------------------------------------------------
Textile - Apparel - 0.2%
       5,784    Wolford A.G.                                             596,076
--------------------------------------------------------------------------------
Tobacco - 1.4%
     102,275    Philip Morris Companies, Inc.                          4,027,078
--------------------------------------------------------------------------------
Transportation - Truck - 0.9%
     136,025    Consolidated Freightways Corp.*                        1,496,275
      50,400    Roadway Express, Inc.                                    882,000
--------------------------------------------------------------------------------
                                                                       2,378,275
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 9

                 JANUS BALANCED FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Travel Services - 0.3%
         320    Kuoni Reisen A.G. - Class B                          $   920,840
--------------------------------------------------------------------------------
Total Common Stock (cost $137,271,428)                               158,003,514
--------------------------------------------------------------------------------
Corporate Bonds - 20.7%
--------------------------------------------------------------------------------
Aerospace and Defense - 1.3%
  $3,700,000    Lockheed Martin Corp., 6.55%
                  company guaranteed unsecured notes,
                  due 5/15/99                                          3,700,000
--------------------------------------------------------------------------------
Building Products - Air and Heating - 0.2%
     500,000    American Standard Companies, Inc., 11.375%
                  senior debentures, due 5/15/04                         531,250
--------------------------------------------------------------------------------
Commercial Banks - 3.8%
   8,050,000    First Nationwide Escrow Corp., 10.625%
                  senior subordinated notes, due 10/1/03               8,573,250
   2,000,000    First Nationwide Holdings, Inc., 9.125%
                  senior subordinated notes, due 1/15/03               2,015,000
--------------------------------------------------------------------------------
                                                                      10,588,250
--------------------------------------------------------------------------------
Commerical Services - 0.4%
   1,250,000    Quintiles Transnational Corp., 4.25%
                  subordinated notes, due 5/31/00+                     1,178,125
--------------------------------------------------------------------------------
Computers - Mainframe - 1.4%
   4,000,000    IBM Corp., 6.375%
                  global notes, due 6/15/00                            3,965,000
--------------------------------------------------------------------------------
Engineering - Research and Development - 2.0%
   5,500,000    Intertek Finance PLC, 10.25%
                  senior subordinated notes, due 11/1/06               5,637,500
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.1%
   3,000,000    Household International Netherlands N.V., 6.00%
                  senior notes, due 3/15/99                            2,970,000
--------------------------------------------------------------------------------
Finance - Credit Card - 0.4%
   1,000,000    Capital One Bank, 6.875%
                  notes, due 4/24/00                                     991,250
--------------------------------------------------------------------------------
Finance - Leasing Companies - 1.8%
   2,430,000    International Lease Finance Corp., 7.50%
                  notes, due 3/1/99                                    2,472,525
   2,525,000    Ryder Trucks, Inc., 10.00%
                  senior subordinated notes, due 12/1/06               2,543,938
--------------------------------------------------------------------------------
                                                                       5,016,463
--------------------------------------------------------------------------------
Food - Retail - 1.6%
   4,000,000    Smith's Food & Drug Centers, Inc., 11.25%
                  senior subordinated notes, due 5/15/07               4,470,000
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 1.2%
   2,930,000    Dade International, Inc., 11.125%
                  senior subordinated notes, due 5/1/06                3,201,025
--------------------------------------------------------------------------------
Multimedia - 1.2%
   3,400,000    Walt Disney Co. (The), 6.375%
                  senior notes, due 3/30/01                            3,349,000
--------------------------------------------------------------------------------
Paint and Related Products - 0.2%
     500,000    Sherwin-Williams Co., 6.25%
                  notes,due 2/1/00                                       494,375
--------------------------------------------------------------------------------
Recreational Vehicles - 0.3%
     953,000    Outboard Marine Corp., 7.00%
                  debentures, due 7/1/02                                 881,525
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.0%
   2,710,000    Costco Companies, Inc., 5.75%
                  debentures, due 5/15/02                              2,655,800
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0.6%
   1,800,000    Sears, Roebuck and Co., 6.50%
                  notes, due 6/15/00                                   1,782,000
--------------------------------------------------------------------------------
Shipbuilding - 0.9%
              Newport News Shipbuilding, Inc.:
 $ 1,950,000    8.625% senior notes, due 12/1/06                    $  1,954,875
     650,000    9.25% senior subordinated notes,
                  due 12/01/06                                           659,750
--------------------------------------------------------------------------------
                                                                       2,614,625
--------------------------------------------------------------------------------
Television - 1.3%
   3,700,000    Young Broadcasting Corp., 9.00%
                  senior subordinated notes, due 1/15/06               3,533,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $57,733,947)                              57,559,688
--------------------------------------------------------------------------------
U.S. Government Obligations - 15.3%
              U.S. Treasury Notes:
  15,950,000    6.375%, due 5/15/99                                   15,971,692
   5,150,000    5.75%, due 10/31/00                                    5,033,863
   7,000,000    5.625%, due 11/30/00                                   6,808,760
   5,000,000    6.62%, due 4/30/02                                     5,010,938
   6,650,000    6.25%, due 2/15/07                                     6,428,028
   3,350,000    6.625%, due 2/15/27                                    3,207,156
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $42,562,637)                  42,460,437
--------------------------------------------------------------------------------
Preferred Stock - 4.6%
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.8%
      39,500    Unocal Corp., 6.25%                                    2,152,750
--------------------------------------------------------------------------------
Real Estate Investment and Managment - 0.8%
      47,117    Insignia Financial Group, Inc., 6.50% +                2,132,044
--------------------------------------------------------------------------------
Real Estate Investment Trust - 1.6%
     136,275    Walden Residential Properties, Inc.,
                  Convertible, Series B, 9.16%                         3,440,944
      39,875    Walden Residential Properties, Inc., 9.20%               996,875
--------------------------------------------------------------------------------
                                                                       4,437,819
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.7%
      46,725    QUALCOMM, Inc., 5.75% +                                2,102,625
--------------------------------------------------------------------------------
Telecommunication Services - 0.7%
      32,935    Salomon, Inc. Exchangeable Notes,
                  (Cincinnati Bell, Inc.), 6.25%                       1,856,711
--------------------------------------------------------------------------------
Total Preferred Stock (cost $13,906,423)                              12,681,949
--------------------------------------------------------------------------------
Warrants - 0%
      39,875    Walden Residential Properties, Inc.
                  exp. 1/1/02 (cost $19,937)                              54,828
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.7%
 $ 5,000,000    AVCO Financial Service
                  5.60%, 7/24/97                                       4,933,750
   2,700,000    General Electric Capital Corp.
                  5.62%, 5/1/97                                        2,700,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $7,634,667)           7,633,750
--------------------------------------------------------------------------------
Total Investments (total cost $259,129,039) - 100.1%                 278,394,166
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)        (262,643)
--------------------------------------------------------------------------------
Net  Assets - 100%                                                  $278,131,523
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 10

                 JANUS BALANCED FUND April 30, 1997 (unaudited)

                       Summary of Investments by Country
                                 April 30, 1997

Country                         % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Austria                                     0.2%                       $ 596,076
France                                      0.7%                       2,066,047
Germany                                     1.6%                       4,429,666
Israel                                      0.4%                         957,906
Netherlands                                 2.4%                       6,665,012
Switzerland                                 0.6%                       1,616,357
United  Kingdom                             2.6%                       7,268,076
United States++                            91.5%                     254,795,026
--------------------------------------------------------------------------------
Total                                     100.0%                    $278,394,166
================================================================================
++ Includes Short-Term Securities (88.8% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold     Value in $U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/28/97              1,850,000        $2,998,295         ($ 6,366)
British Pound 8/20/97                700,000         1,134,070          (18,056)
British Pound 9/25/97                220,000           356,224           (4,466)
French Franc 10/10/97              5,000,000           867,468            10,572
--------------------------------------------------------------------------------
                                                    $5,356,057         ($18,316)
================================================================================

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 11

             JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance
     Janus Enterprise Fund was down 14.67% for the first half of our fiscal year, October 31, 1996 to April 30, 1997. The Standard & Poor's MidCap 400 Index gained 6.88%. All returns include reinvested dividends.
     I am very disappointed with our results - to put it mildly. As a portfolio manager, this is the most frustrating stretch I have yet encountered. Unfortunately, the gains in large stocks have masked some very steep declines among small- and mid-capitalization companies. A recent article in Barron's magazine (May 5, 1997) calculated that over the last 12 months the performance divergence between large, highly liquid stocks and smaller companies was the worst since World War II. The market has placed a very high premium on liquidity, supporting only the largest stocks in each capitalization category.
     Stocks with high price-earnings multiples (P/Es) were especially hard hit, even when they met or exceeded earnings estimates. Most of our companies are actually thriving on a fundamental basis, but their prices came down anyway. Historically, mid-cap earnings growth rates tend to far outpace those of larger companies, and ultimately stock prices are driven by earnings growth. Given the historical norm, the real value in the market is now in small- and mid-cap equities.
     Just as the period ended, the broad market experienced a dramatic rebound, which has carried over into early May. But even if the breadth of the rally proves temporary, I believe eventually earnings growth and business fundamentals
- not size - will again be the primary drivers of share price.
--------------------------------------------------------------------------------
Portfolio Profile                      April 30, 1997           October 31, 1996
Equities                                    91.6%                     97.0%
  Foreign                                   17.9%                     19.0%
  Europe                                    15.8%                     19.0%
Number of Stocks                              54                        37
Top 10 Stocks (% of Assets)                 48.8%                     53.4%
Cash & Cash Equivalents                      8.3%                      3.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 April 30, 1997           October 31, 1996
PizzaExpress PLC                             8.0%                      5.6%
Fastenal Co.                                 7.6%                      8.4%
Wetherspoon (J.D.) PLC                       7.1%                      5.5%
Petco Animal Supplies, Inc.                  4.7%                      3.2%
Insignia Financial Group, Inc.
   - Class A                                 4.2%                      4.4%
Papa John's International, Inc.              3.7%                      2.9%
Trigen Energy Corp.                          3.7%                      3.0%
HFS, Inc.                                    3.4%                      7.6%
Wisconsin Central
  Transportation Corp.                       3.2%                      3.6%
Apollo Group, Inc. - Class A                 3.2%                       --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                       April 30, 1997           October 31, 1996
Retail - Restaurants                        11.8%                      8.5%
Retail - Building Products                   7.6%                      8.4%
Retail - Pubs                                7.1%                      5.5%
Retail - Miscellaneous
  and Diversified                            4.7%                       --
Real Estate Investment
  and Management                             4.2%                       --
--------------------------------------------------------------------------------
Stock Highlights
     Papa John's International was an example of my frustration this last six months. Papa John's is a well-run pizza delivery chain which prides itself on quality products and service. The company has reported quarterly earnings gains of 56% and 48%, nicely exceeding our expectations for long-term growth of 35% and Wall Street's estimates of 30%. In spite of its fundamental outperformance, the stock has declined 25%.
     In general, restaurants and wireless communications, two areas where the Fund was heavily invested, drastically underperformed the general market. Our three restaurant/pub companies achieved average earnings gains of 48% in the most recent period, but underperformed due to the negative perception of the restaurant group. PriCellular and CommNet also handily beat earnings estimates, but their stock prices continued to be depressed, again due to poor market perception, not to any deterioration in fundamentals. However, Paging Network was sold at a loss when unexpectedly large investments in its new paging product, VoiceNow, put our estimates in jeopardy.
     The Fund's largest position is Fastenal, which sells nuts, bolts, power tools and other industrial products. At Fastenal, the thesis for rapidly accelerating growth remains intact. But the company experienced a temporary setback, narrowly missing earnings, although revenues were up substantially. Fastenal has recently expanded both its sales personnel and product lines, and once these realize their potential, the company's earnings growth should step up. Fastenal is well-capitalized, and was named one of the top three growth companies by Financial World (January, 1997). Fastenal was the sole non-technology related stock in the top five.
     Although they struggled during the period, I am very enthusiastic about two new positions, Boston Scientific and Sofamor Danek. Boston Scientific is the leader in non-invasive medical equipment. The company is growing both internally and through timely acquisitions, the most recent of which was Target Therapeutics, a maker of cardiac catheters. Sofamor Danek dominates the market for spinal implants. The FDA recently permitted the company to increase its range of product applications, and so an array of new products, including a minimally invasive camera, should help boost future revenues.
     In addition to Paging Network, two direct marketers, Global DirectMail and Viking Office Products, were sold at losses when increased competition in their catalogue businesses caused them to miss earnings estimates.

Current Strategy and Outlook
     In closing, I would like to stress that I do not take the Fund's recent weak performance lightly. Yet even in difficult times, I remain committed to my investment discipline - utilizing fundamental, intensive research to locate dominant competitors with substantial earnings growth. Much of the mid-cap area has already experienced a "bear market," and many companies appear highly attractive on an absolute basis, and especially attractive in comparison to larger companies.
     Given their solid earnings trends, the vast majority of our holdings should continue to meet or exceed expectations. As a result, I remain optimistic about their prospects and about getting performance back to a level we can all be proud of.
     Thank you for your continued investment in Janus Enterprise Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 12

             JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 400 Index. Janus Enterprise Fund is represented by a solid blue line. The S&P 400 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($20,168) as compared to the S&P 400 Index ($19,640). There is a legend in the upper left quadrant of the graph which indicates Janus Enterprise Fund's one-year and since inception (September 1, 1992) average annual total returns as -14.23% and 16.22%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                JANUS ENTERPRISE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 89.6%
--------------------------------------------------------------------------------
Cellular Telecommunications - 3.5%
     322,975    CommNet Cellular, Inc.*                              $ 8,316,606
   1,344,475    PriCellular Corp. - Class A*, #                        9,999,533
--------------------------------------------------------------------------------
                                                                      18,316,139
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.4%
      24,925    BetzDearborn, Inc.                                     1,595,200
     162,100    Minerals Technologies, Inc.                            5,693,763
--------------------------------------------------------------------------------
                                                                       7,288,963
--------------------------------------------------------------------------------
Commercial Banks - 0.9%
       8,975    First Empire State Corp.                               2,889,950
      27,475    Regions Financial Corp.                                1,559,206
--------------------------------------------------------------------------------
                                                                       4,449,156
--------------------------------------------------------------------------------
Commercial Services - 2.9%
     268,350    Paychex, Inc.                                         12,562,134
     180,300    Profit Recovery Group International, Inc. (The)*       2,569,275
--------------------------------------------------------------------------------
                                                                      15,131,409
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 3.1%
     353,525    Sealed Air Corp.*                                     16,350,531
--------------------------------------------------------------------------------
Diversified Financial Services - 0.6%
      59,550    Associates First Capital Corp. - Class A               3,051,938
--------------------------------------------------------------------------------
Diversified Operations - 0.3%
     246,906    Rentokil Initial PLC**                                 1,620,544
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.6%
     222,500    DepoTech Corp.*                                        3,254,063
--------------------------------------------------------------------------------
Electric Products - Miscellaneous - 0.2%
      17,550    Littelfuse, Inc.*                                        811,688
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 1.7%
     244,775    Charles Schwab Corp.                                   8,964,884
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.2%
      33,625    Federal Agricultural Mortgage Corp. - Class C*       $   975,125
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
      81,300    Medallion Financial Corp.                              1,443,075
--------------------------------------------------------------------------------
Golf - 1.7%
     425,025    Family Golf Centers, Inc.*                             8,659,884
--------------------------------------------------------------------------------
Hotels and Motels - 3.8%
     166,650    Choice Hotels Holdings, Inc.*                          2,333,100
     296,900    HFS, Inc.*                                            17,591,325
--------------------------------------------------------------------------------
                                                                      19,924,425
--------------------------------------------------------------------------------
Human Resources - 0.5%
      61,400    Robert Half International, Inc.*                       2,409,950
--------------------------------------------------------------------------------
Independent Power Producer - 3.7%
     783,325    Trigen Energy Corp. #                                 19,093,547
--------------------------------------------------------------------------------
Life and Health Insurance - 3.5%
      33,775    Nationwide Financial Services, Inc. - Class A*           895,038
     250,200    Protective Life Corp.                                 11,071,350
     113,575    UICI*                                                  3,009,738
     123,750    Western National Corp.                                 3,186,563
--------------------------------------------------------------------------------
                                                                      18,162,689
--------------------------------------------------------------------------------
Medical - Drugs - 2.1%
     213,700    Teva Pharmaceutical Industries, Ltd. (ADR)            10,845,275
--------------------------------------------------------------------------------
Medical Instruments - 5.3%
     252,725    Boston Scientific Corp.*                              12,193,981
     402,450    Sofamor Danek Group, Inc.*                            15,695,550
--------------------------------------------------------------------------------
                                                                      27,889,531
--------------------------------------------------------------------------------
Money Center Banks - 0.4%
     233,024    Lloyds TSB Group PLC**                                 2,132,511
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.3%
      27,400    Travelers Group, Inc.                                  1,517,275
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 13

                JANUS ENTERPRISE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Pharmacy Services - 1.9%
     401,475    Omnicare, Inc.                                       $ 9,785,953
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.5%
      35,275    Progressive Corp.                                      2,685,309
--------------------------------------------------------------------------------
Real Estate Investment and Management - 4.2%
   1,242,650    Insignia Financial Group, Inc. - Class A*, #          21,746,375
--------------------------------------------------------------------------------
Resorts and Theme Parks - 1.1%
     194,550    Premier Parks, Inc.*                                   5,763,544
--------------------------------------------------------------------------------
Retail - Building Products  - 7.6%
   1,021,950    Fastenal Co.                                          39,856,050
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 2.2%
     522,850    Barnett, Inc.*                                         9,672,725
      62,350    MSC Industrial Direct Co., Inc. - Class A*             1,917,263
--------------------------------------------------------------------------------
                                                                      11,589,988
--------------------------------------------------------------------------------
Retail - Miscellaneous and Diversified - 4.7%
   1,139,030    Petco Animal Supplies, Inc.*, #                       24,346,766
--------------------------------------------------------------------------------
Retail - Pubs - 7.1%
   1,944,725    Wetherspoon (J.D.) PLC**, #                           36,919,476
--------------------------------------------------------------------------------
Retail - Restraurants - 11.8%
     766,775    Papa John's International, Inc.*                      19,744,456
   3,725,517    PizzaExpress PLC+, **, #                              41,771,115
--------------------------------------------------------------------------------
                                                                      61,515,571
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.4%
      18,475    Affiliated Community Bancorp                             461,875
      26,575    FFVA Financial Corp.                                     564,719
      22,550    First Defiance Financial Corp.*                          287,513
      29,050    Flushing Financial Corp.                                 537,425
       6,049    IBS Financial Corp.                                       89,975
--------------------------------------------------------------------------------
                                                                       1,941,507
--------------------------------------------------------------------------------
Schools - 3.3%
     625,600    Apollo Group, Inc. - Class A*                         16,813,000
      15,550    Strayer Education, Inc.                                  400,413
--------------------------------------------------------------------------------
                                                                      17,213,413
--------------------------------------------------------------------------------
Theaters - 1.4%
     262,050    Regal Cinemas, Inc.*                                   7,140,863
--------------------------------------------------------------------------------
Transportation - Railroad - 3.2%
     516,600    Wisconsin Central Transportation Corp.*               16,918,650
--------------------------------------------------------------------------------
Vitamins and Nutrition Products - 0.3%
     140,050    Weider Nutrition International, Inc.*                  1,540,550
--------------------------------------------------------------------------------
Water Treatment Services - 2.9%
     375,400    Culligan Water Technologies, Inc.*                    15,344,475
--------------------------------------------------------------------------------
X-Ray Equipment - 0%
       5,600    Dentsply International, Inc.                             277,200
--------------------------------------------------------------------------------
Total Common Stock (cost $377,057,385)                               466,878,292
--------------------------------------------------------------------------------
Warrants - 2.1%
     298,550    Littelfuse, Inc. - exp. 12/31/01*
                  (cost $4,522,249)                                   11,120,988
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 8.6%
 $15,000,000    Avco Financial Services Co.
                  5.60%, 7/24/97                                      14,801,250
  20,000,000    Coca-Cola Co.
                  5.50%, 5/5/97                                       19,987,778
  10,200,000    General Electric Capital Corp.
                  5.62%, 5/1/97                                       10,200,000
--------------------------------------------------------------------------------
Total Short-Term  Corporate Notes (amortized cost $44,991,778)        44,989,028
--------------------------------------------------------------------------------
Total Investments (total cost $426,571,412) - 100.3%                 522,988,308
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)      (1,460,543)
--------------------------------------------------------------------------------
Net  Assets - 100%                                                  $521,527,765
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Israel                                 2.1%                         $ 10,845,275
United Kingdom                        15.8%                           82,443,646
United  States ++                     82.1%                          429,699,387
--------------------------------------------------------------------------------
Total                                100.0%                         $522,988,308
--------------------------------------------------------------------------------
++ Includes Short-Term Securities (73.5% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                     Currency          Currency      Unrealized
Settlement Date                     Units Sold    Value in $U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/27/97                9,000,000       $14,605,200      $ 513,000
British Pound 7/18/97                7,000,000        11,347,700        322,035
British Pound 7/24/97               18,000,000        29,176,200        463,480
British Pound 8/20/97                5,000,000         8,100,500       (128,975)
British Pound 9/11/97                4,597,000         7,445,301       (103,892)
--------------------------------------------------------------------------------
                                                     $70,674,901      $1,065,648
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 14

         JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance
     Janus Equity Income Fund returned 8.11% during the first half of our fiscal year, October 31, 1996 to April 30, 1997. The Standard & Poor's 500 Index gained 14.71% for the same period. Both returns include reinvested dividends.
     During the first half, investors continued to purchase a relatively narrow selection of larger stocks, and neglected or sold companies whose shares were not highly liquid. This accounts for much of the difference in returns between the Fund and the Index, whose numbers were disproportionately driven by its largest components. In the broader market, most stocks experienced a significant decline, even those with strong fundamentals and earnings gains.
     The market's narrow focus proved frustrating for those of us who invest in companies based on their long-term profit potential - and not simply their market capitalization.
--------------------------------------------------------------------------------
Portfolio Asset Mix                      April 30, 1997         October 31, 1996
Equities                                     75.7%                   88.0%
Fixed-Income Securities
  U.S. Treasury Note                          2.3%                     --
  Investment-Grade Corp. Bonds                0.8%                     --
  High-Yield Corporate Bonds                 11.5%                    5.1%
  Preferred Stock                             5.1%                    3.3%
Number of Stocks                              130                      69
Top 10 Equities (% of Assets)                21.3%                   32.4%
Cash & Cash  Equivalents                      4.6%                    3.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity  Holdings                  April 30, 1997         October 31, 1996
Dionex  Corp.                                 4.3%                    5.1%
Nationwide Financial Services, Inc.           3.5%                     --
Robert Half International, Inc.               2.4%                    2.1%
Associates First Capital Corp.                2.1%                    0.6%
Philip Morris Companies, Inc.                 1.8%                     --
Barclays PLC                                  1.6%                    4.0%
UNUM Corp.                                    1.5%                    4.1%
Unilever N.V. - N.Y. Shares                   1.4%                    1.6%
Cincinnati Bell, Inc.                         1.4%                    1.1%
E.I. du Pont de Nemours and Co.               1.3%                   --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         April 30, 1997         October 31, 1996
Savings/Loan/Thrifts                          9.7%                    5.9%
Life and Health Insurance                     9.0%                    6.9%
Commercial Banks                              6.3%                    0.8%
Money Center Banks                            5.5%                    5.7%
Instruments - Scientific                      4.9%                    5.1%
--------------------------------------------------------------------------------
Stock Highlights
     Companies in the portfolio tend to share four major characteristics: predictable earnings, shareholder-friendly management, the ability to generate excellent cash flow, and a strong record of increasing profitability. During the first half, I found attractive individual opportunities in financial and technology stocks, and in several preferred and high-yield issues.
     Among our equity holdings, Dionex and Associates First Capital continued to post good numbers. Dionex dominates the market for ion chromatography equipment, which uses color spectrum analysis to identify chemical components. The company generates good cash flow and is repurchasing its own stock. Associates First Capital is a conservative consumer lender that is ahead of our estimates in both earnings and asset growth.
     Other attractive holdings include Nationwide Financial Services and DuPont. Nationwide, a newly public company that is a recent spin-off from Nationwide Insurance, is one of the top three participants in the rapidly growing variable annuity market. New senior management at DuPont is increasing returns by lowering costs and fixing broken businesses. They are allocating capital to high-return operations, restructuring divisions, and considering acquisitions and divestitures.
     Among our financial holdings, Barclays, the large U.K.-based financial services company, was a standout. Barclays continues to gain greater share in the British credit card market. In the U.S., small financial institutions are also attractive. Many are selling shares to the public at very inexpensive prices relative to their earnings potential and conservative capitalization. For example, Roslyn Bancorp has an equity to asset ratio of nearly 30%. A typical ratio is approximately 7%. Roslyn, as well as many other of these small banks and thrifts, is distributing extra cash to shareholders as special dividends or in the form of share buybacks. There is also a powerful wave of consolidation underway. Over the last six months, acquisitions were initiated for two of our holdings, Standard Financial and Gateway Bancorp.
     During the first half, I took advantage of lower prices to build positions in large technology companies that have established dominant positions in their market sectors. These include chip-makers Intel and Texas Instruments, Microsoft, the leader in PC operating software, and Cisco Systems, the leader in computer networking equipment.
     On the income side, Unocal and Royal Dutch Petroleum offer good dividends plus capital appreciation. Both companies are focusing on the higher-margin exploration and production side of the oil business rather than on lower-margin refining and marketing operations. Smith's Food and Drug, a regional supermarket chain, is an attractive high-yield security. Smith's recapitalized in mid-1996 and has prepaid $175 million of its debt, far ahead of schedule. Smith's is well-managed and has a chance to benefit from industry consolidation as better-capitalized supermarket chains attempt to prove their growth potential to the stock market via acquisitions.
     National Processing and Pegasus Communications were disappointments. National lost a major national credit card processing account to First Data, and Pegasus experienced slow subscriber growth in its satellite TV services.

Current Outlook
     It appears that economic growth is not out-of-hand. Even if interest rates should rise further, I do not believe it would appreciably affect our earnings estimates, even on our financial holdings, which still should be able to achieve bottom-line growth in the high teens. In the long run, buying high-quality businesses at inexpensive prices remains the key to good performance, whatever the market's short-term distortions.
     Thank you for your continued investment in Janus Equity Income Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 15

         JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($12,238) as compared to the S&P 500 Index ($12,152). There is a legend in the upper left quadrant of the graph which indicates Janus Equity Income Fund's inception (June 28, 1996) average annual total return as 22.38%.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

              JANUS EQUITY INCOME FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 75.7%
--------------------------------------------------------------------------------
Aerospace and Defense - 0.3%
       2,050    Thiokol Corp.                                        $   133,763
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.7%
      10,450    Federal-Mogul Corp.                                      288,681
--------------------------------------------------------------------------------
Casino Services - 0.2%
      14,954    London Clubs International PLC**                          93,418
--------------------------------------------------------------------------------
Chemicals - Diversified - 2.8%
       1,540    Akzo Nobel                                               198,418
       6,584    BASF A.G.                                                253,982
      10,810    BOC Group PLC**                                          165,844
       5,525    E.I. du Pont de Nemours and Co.                          586,341
--------------------------------------------------------------------------------
                                                                       1,204,585
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.3%
      49,996    Victrex PLC**                                            132,102
--------------------------------------------------------------------------------
Commercial Banks - 3.9%
       4,900    Chester Bancorp, Inc.                                     72,275
       8,000    Community Financial Corp.                                114,000
       3,500    First Savings Bancorp, Inc.                               69,125
       3,550    MBNA Corp.                                               117,150
       4,700    Northern Trust Corp.                                     209,150
      11,500    Southwest Bancorporation of Texas, Inc.*                 238,625
       9,150    Star Banc Corp.                                          388,875
       4,300    State Street Corp.                                       338,625
      11,125    Sterling Bancorp                                         178,000
--------------------------------------------------------------------------------
                                                                       1,725,825
--------------------------------------------------------------------------------
Commercial Services - 1.1%
      10,500    First USA Paymentech, Inc.*                              253,312
         112    SGS Societe Generale de Surveillance
                Holding, S.A.                                            231,839
--------------------------------------------------------------------------------
                                                                         485,151
--------------------------------------------------------------------------------
Computer Software - 1.2%
       2,650    Microsoft Corp.*                                     $   321,975
       4,050    Parametric Technology Co.*                               183,262
--------------------------------------------------------------------------------
                                                                         505,237
--------------------------------------------------------------------------------
Consumer Products - 0.3%
       5,850    Gibson Greetings, Inc.*                                  119,925
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.9%
       8,325    Sealed Air Corp.*                                        385,031
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.6%
       4,200    Avon Products, Inc.                                      258,825
--------------------------------------------------------------------------------
Diversified Financial Services - 2.1%
      18,225    Associates First Capital Corp. - Class A                 934,031
--------------------------------------------------------------------------------
Diversified Operations - 2.6%
       5,525    Minnesota Mining and Manufacturing Co.                   480,675
       3,175    Unilever N.V. - N.Y. Shares                              623,094
--------------------------------------------------------------------------------
                                                                       1,103,769
--------------------------------------------------------------------------------
Electric Products - 0.5%
       4,900    UCAR International, Inc.*                                205,800
--------------------------------------------------------------------------------
Electronic Components - 2.1%
       2,150    Intel Corp.                                              329,219
       5,387    Philips Electronics N.V.                                 281,226
         525    Philips Electronics N.V. - N.Y. Shares                    28,087
       3,100    Texas Instruments, Inc.                                  276,675
--------------------------------------------------------------------------------
                                                                         915,207
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 1.2%
      14,500    Charles Schwab Corp.                                     531,062
--------------------------------------------------------------------------------
Finance - Other Services - 1.0%
      14,675    Equifax, Inc.                                            421,906
--------------------------------------------------------------------------------
Food - Canned - 0.9%
       7,325    Campbell Soup Co.                                        374,491
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 16

              JANUS EQUITY INCOME FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Confectionary - 0.4%
       2,725    Wrigley (Wm.) Jr., Co.                               $   158,731
--------------------------------------------------------------------------------
Gas - Distribution - 0.9%
      15,897    Southern Union Co.*                                      379,541
--------------------------------------------------------------------------------
Hotels and Motels - 0.2%
       6,950    Extended Stay America, Inc.*                             105,119
--------------------------------------------------------------------------------
Human Resources - 2.6%
       2,700    Manpower, Inc.                                           108,338
      26,325    Robert Half International, Inc.*                       1,033,256
--------------------------------------------------------------------------------
                                                                       1,141,594
--------------------------------------------------------------------------------
Instruments - Controls - 0.2%
       1,675    Parker Hannifin Corp.                                     83,331
--------------------------------------------------------------------------------
Instruments - Scientific - 4.9%
      38,900    Dionex Corp.*                                          1,901,238
       3,400    Perkin-Elmer Corp.                                       246,925
--------------------------------------------------------------------------------
                                                                       2,148,163
--------------------------------------------------------------------------------
Lasers - Systems and Components - 0.6%
      17,000    Rofin-Sinar Technologies, Inc.*                          252,875
--------------------------------------------------------------------------------
Life and Health Insurance - 9.0%
       8,275    AFLAC, Inc.                                              355,825
       3,700    ALLIED Life Financial Corp.                               58,275
       2,425    Delphi Financial Group, Inc. - Class A*                   86,087
       4,350    Liberty Corp.                                            168,562
      57,625    Nationwide Financial Services, Inc. - Class A*         1,527,063
       7,100    Protective Life Corp.                                    314,175
       3,725    Reinsurance Group of America                             185,319
      14,450    UICI*                                                    382,925
       8,625    UNUM Corp.                                               664,125
       7,575    Western National Corp.                                   195,056
--------------------------------------------------------------------------------
                                                                       3,937,412
--------------------------------------------------------------------------------
Machinery - Farm - 0.2%
       2,100    Deere & Co.                                               96,600
--------------------------------------------------------------------------------
Machinery - Pumps - 0.7%
      13,850    Pfeiffer Vacuum Technology A.G. (ADR)*                   322,012
--------------------------------------------------------------------------------
Manufacturing - 0.7%
       7,225    Roper Industries, Inc.                                   295,322
--------------------------------------------------------------------------------
Medical - Drugs - 0.9%
       5,114    Rhone-Poulenc - Class A**                                172,004
       1,350    SmithKline Beecham PLC (ADR)**                           108,844
       2,425    Teva Pharmaceutical Industries, Ltd. (ADR)               123,069
--------------------------------------------------------------------------------
                                                                         403,917
--------------------------------------------------------------------------------
Medical - HMO - 0.6%
       5,725    United Healthcare Corp.                                  278,378
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 0.2%
       6,950    Covance, Inc.*                                           102,513
--------------------------------------------------------------------------------
Metal - Aluminum - 0.3%
       1,625    Reynolds Metals Co.                                      110,297
--------------------------------------------------------------------------------
Money Center Banks - 5.5%
      10,125    Bank of New York Co., Inc.                               399,938
       3,525    BankAmerica Corp.                                        411,984
      38,756    Barclays PLC**                                           721,925
       5,000    Citicorp                                                 563,125
       2,368    Deutsche Bank A.G.                                       124,986
      18,200    Lloyds TSB Group PLC**                                   166,557
--------------------------------------------------------------------------------
                                                                       2,388,515
--------------------------------------------------------------------------------
Multimedia - 0.5%
       8,650    Meredith Corp.                                           203,275
--------------------------------------------------------------------------------
Music/Clubs - 0.9%
      23,000    Steinway Musical Instruments*                        $   393,875
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.7%
       1,675    Royal Dutch Petroleum Co. - N.Y. Shares                  301,919
--------------------------------------------------------------------------------
Property and Casualty Insurance - 1.5%
       5,675    Mercury General Corp.                                    351,850
       3,875    Transatlantic Holdings, Inc.                             320,656
--------------------------------------------------------------------------------
                                                                         672,506
--------------------------------------------------------------------------------
Publishing - Books - 0.2%
         690    Wolters Kluwer N.V.                                       81,782
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.4%
      10,000    Insignia Financial Group, Inc. - Class A*,+              175,000
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 1.9%
       7,150    AMLI Residential Properties Trust                        158,194
      23,775    Innkeepers USA Trust                                     332,850
       2,750    Mid-America Apartment Communities, Inc.                   71,156
       6,200    Redwood Trust, Inc.                                      291,400
--------------------------------------------------------------------------------
                                                                         853,600
--------------------------------------------------------------------------------
Retail - Building Products - 0.7%
       7,975    Fastenal Co.                                             311,025
--------------------------------------------------------------------------------
Retail - Discount - 0.7%
      11,150    Wal-Mart Stores, Inc.                                    314,988
--------------------------------------------------------------------------------
Retail - Major Department Store - 0.4%
       3,475    J.C. Penney Co., Inc.                                    165,931
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 9.7%
         500    Advantage Bancorp, Inc.                                   18,750
       5,425    BostonFed Bancorp, Inc.                                   82,731
       2,500    Calumet Bancorp, Inc.*                                    88,125
       3,000    Cameron Financial Corp.                                   49,500
       8,000    Citizens First Financial Corp.*                          120,000
         500    Downey Financial Corp.                                     9,688
      12,000    Empire Federal Bancorp, Inc.                             159,000
       3,000    FFLC Bancorp, Inc.                                        81,000
       3,000    FFVA Financial Corp.                                      63,750
       5,200    Financial Bancorp, Inc.                                   85,150
       7,175    First Bell Bancorp, Inc.                                 104,934
       7,050    First Defiance Financial Corp.                            89,888
       5,500    First Mutual Bancorp, Inc.                                77,000
       4,450    Flushing Financial Corp.                                  82,325
       5,375    GA Financial, Inc.                                        84,656
       4,000    Gateway Bancorp, Inc.                                     68,000
      15,000    GS Financial Corp.*                                      210,937
       8,875    HFNC Financial Corp.                                     159,750
       3,400    Home Bancorp                                              68,425
      25,675    Home Bancorp of Elgin, Inc.                              385,125
       4,000    Jacksonville Bancorp, Inc.                                56,250
       1,325    JSB Financial, Inc.                                       56,312
      19,200    Klamath First Bancorp, Inc.                              340,800
       8,800    Little Falls Bancorp, Inc.                               114,400
       2,825    Long Island Bancorp, Inc.                                 96,050
       2,625    Mechanics Savings Bank*                                   45,117
       5,000    MFB Corp.                                                 95,000
       4,500    North Central Bancshares, Inc.                            70,594
       4,250    Ocean Financial Corp.                                    125,641
      13,000    Park Bancorp, Inc.*                                      186,875
       2,000    RCSB Financial, Inc.                                      59,500
       6,900    Reliance Bancorp, Inc.                                   156,112
       8,000    River Valley Bancorp*                                    114,000
      21,550    Roslyn Bancorp, Inc.*                                    350,187
       4,775    South Street Financial Corp.                              76,997
       4,050    Standard Financial, Inc.                                  92,644
       5,000    Wayne Bancorp, Inc.                                       83,125
       4,000    Wells Financial Corp.*                                    56,000
--------------------------------------------------------------------------------
                                                                       4,264,338
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 17

              JANUS EQUITY INCOME FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Special Purpose Banks - 0.3%
       1,535    CLF - Dexia France**                                 $   142,023
--------------------------------------------------------------------------------
Super-Regional Banks - 1.2%
       2,000    Wells Fargo & Co.                                        533,500
--------------------------------------------------------------------------------
Telephone - Local - 1.4%
      10,925    Cincinnati Bell, Inc.                                    611,800
--------------------------------------------------------------------------------
Television - 0.9%
      15,550    Young Broadcasting Corp. - Class A*                      412,075
--------------------------------------------------------------------------------
Textile - Apparel - 0.3%
       1,316    Wolford A.G.                                             135,622
--------------------------------------------------------------------------------
Tobacco - 1.8%
      19,750    Philip Morris Companies, Inc.                            777,656
--------------------------------------------------------------------------------
Transportation - Truck - 0.8%
      19,425    Consolidated Freightways Corp.*                          213,675
       8,650    Roadway Express, Inc.                                    151,375
--------------------------------------------------------------------------------
                                                                         365,050
--------------------------------------------------------------------------------
Travel Services - 0.8%
         125    Kuoni Reisen A.G. - Class B                              359,703
--------------------------------------------------------------------------------
Total Common Stock (cost $30,484,462)                                 33,098,797
--------------------------------------------------------------------------------
Corporate Bonds - 12.3%
--------------------------------------------------------------------------------
Commercial Banks - 2.4%
  $1,000,000    First Nationwide Escrow Corp., 10.625%
                  senior subordinated notes, due 10/1/03               1,065,000
--------------------------------------------------------------------------------
Engineering - Research and Development - 2.5%
   1,050,000    Intertek Finance PLC, 10.25% senior
                  subordinated notes, due 11/1/06                      1,076,250
--------------------------------------------------------------------------------
Finance - Leasing Company - 1.2%
     500,000    Ryder Trucks, Inc., 10.00% senior
                  subordinated notes, due 12/1/06                        503,750
--------------------------------------------------------------------------------
Food - Retail - 1.8%
     700,000    Smith's Food & Drug Centers, Inc., 11.25%
                  senior subordinated notes, due 5/15/07                 782,250
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 0.7%
     300,000    Dade International, Inc., 11.125% senior
                  subordinated notes, due 5/1/06                         327,750
--------------------------------------------------------------------------------
Recreational Vehicles - 0.3%
     123,000    Outboard Marine Corp., 7.00% debentures,
                  due 7/1/02                                             113,775
--------------------------------------------------------------------------------
Retail - Hypermarkets - 0.8%
     372,000    Costco Companies, Inc., 5.75% debentures,
                  due 5/15/02                                            364,560
--------------------------------------------------------------------------------
Shipbuilding - 0.9%
                Newport News Shipbuilding, Inc.:
     300,000      8.625% senior notes, due 12/1/06 300,750
     100,000      9.25% senior subordinated notes, due 12/1/06           101,500
--------------------------------------------------------------------------------
                                                                         402,250
--------------------------------------------------------------------------------
Television - 1.7%
     800,000    Young Broadcasting Corp., 9.00% senior
                  subordinated notes, due 1/15/06                        764,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $5,416,851)                                5,399,585
--------------------------------------------------------------------------------
U.S. Government Obligation - 2.3%
   1,000,000    U.S. Treasury Note,
                  6.625%, 4/30/02 (cost $999,688)                      1,002,188
--------------------------------------------------------------------------------
Preferred Stock - 5.1%
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.9%
       7,000    Unocal Corp., 6.25%                                      381,500
--------------------------------------------------------------------------------
Real Estate Investment and Management - 1.4%
      13,208    Insignia Financial Group, Inc., 6.50%                $   597,662
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 1.3%
     17,125     Walden Residential Properties, Inc.,
                  Convertible, Series B, 9.16%                           432,406
      5,350     Walden Residential Properties, Inc., 9.20%               133,750
--------------------------------------------------------------------------------
                                                                         566,156
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.6%
       6,050    QUALCOMM, Inc., 5.75%+                                   272,250
--------------------------------------------------------------------------------
Telecommunication Services - 0.9%
       7,690    Salomon, Inc. Exchangeable Notes,
                  (Cincinnati Bell, Inc.), 6.25%                         433,524
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,451,537)                                2,251,092
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.5%
                AVCO Financial Service
  $1,000,000      5.60%, 7/24/97                                         986,750
                General Electric Capital Corp.
     100,000      5.62%, 5/1/97                                          100,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $1,086,933)           1,086,750
--------------------------------------------------------------------------------
U.S. Government Agency - 4.5%
                Fannie Mae
   2,000,000    8.91%, 6/23/97 (amortized cost $1,984,100)             1,984,100
--------------------------------------------------------------------------------
Warrants - 0.0%
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.0%
       5,350    Walden Residential Properties, Inc.
                  - exp. 1/1/02* (cost $2,675)                             7,356
--------------------------------------------------------------------------------
Total Investments (total cost $42,426,246) - 102.4%                   44,829,868
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4%)      (1,047,039)
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $43,782,829
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Austria                                0.3%                          $   135,622
France                                 0.7%                              314,027
Germany                                1.5%                              700,980
Israel                                 0.3%                              123,069
Netherlands                            3.4%                            1,514,526
Switzerland                            1.3%                              591,542
United Kingdom                         3.1%                            1,388,689
United States++                       89.4%                           40,061,413
--------------------------------------------------------------------------------
Total                                100.0%                          $44,829,868
================================================================================
++Includes Short-Term Securities (82.5% excluding Short-Term Securities)


                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and               Currency            Currency          Unrealized
Settlement Date               Units Sold      Value in $U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/28/97            330,000         $  534,831             ($1,136)
British Pound 8/20/97            200,000            324,020              (5,159)
British Pound 9/25/97             50,000             80,960              (1,015)
French Franc 10/10/97            750,000            130,120                1,586
--------------------------------------------------------------------------------
                                                 $1,069,931             ($5,724)
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 18

       JANUS GROWTH AND INCOME FUND Portfolio Manager, Thomas F. Marsico

Performance
     Janus Growth and Income Fund returned 11.53% for the first half of our fiscal year, October 31, 1996 to April 30, 1997. The S&P 500 Index gained 14.71% for the same period. Both returns include reinvested dividends.
     The Fund posted solid returns, given the extremely narrow breadth of the market, which has seen performance concentrated in a relatively few very large, liquid stocks. The great majority of securities actually produced much weaker results. The gap between the very large stock market favorites and the rest of the equity universe is the widest it has been since World War II.
     The powerful rally that occurred just as the half ended was broad-based, however, so we may be witnessing a return to a more traditional, and more rational, marketplace, where companies are judged on their individual merits, not simply on their size, and where earnings and business fundamentals are the long-term determinants of stock prices.
--------------------------------------------------------------------------------
Portfolio Profile                        April 30, 1997         October 31, 1996
Equities                                     95.8%                    94.1%
   Foreign                                   10.7%                     7.5%
   Europe                                    10.7%                     7.5%
Top 10 Equities (% of Assets)                37.7%                    32.8%
Number of Stocks                               48                       62
Fixed-Income Securities                       1.4%                     2.9%
Cash & Cash  Equivalents                      2.8%                     3.0%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   April 30, 1997         October 31, 1996
Lucent  Technologies,  Inc.                   5.1%                     4.5%
Citicorp                                      4.6%                     2.9%
UAL Corp.                                     4.2%                     2.8%
Eli  Lilly and Co.                            4.0%                     2.5%
Federal  Home Loan Mortgage  Corp.            3.6%                     1.9%
Wells  Fargo and Co.                          3.6%                     4.1%
Fannie Mae                                    3.3%                     2.0%
General Electric Co.                          3.2%                     2.8%
Volkswagen A.G.                               3.1%                      --
Warner-Lambert  Co.                           3.0%                      --
--------------------------------------------------------------------------------
Top 5 Industries                         April 30, 1997         October 31, 1996
Medical - Drugs                              10.9%                     9.3%
Chemicals - Diversified                       8.4%                     6.2%
Automotive - Cars and Light Trucks            8.1%                     0.8%
Finance - Mortgage  Loan  Banker              6.9%                     3.9%
Money  Center  Banks                          6.2%                     5.5%
--------------------------------------------------------------------------------
Stock Highlights
     Financial stocks continued to produce good results. Citicorp, Wells Fargo, Fannie Mae, Merrill Lynch, and Federal Home Loan Mortgage Corporation, are increasing their margins and dominating their chosen markets. They are also generating significant discretionary cash and using it to repurchase their own shares.
     Among our drug holdings, Warner-Lambert performed well during the period. Warner-Lambert has recently brought two very exciting drugs to market and has achieved sales well above expectations. Lipitor lowers cholesterol and has already picked up a 13.5% market share in only a few months, an unprecedented performance. Lipitor entered a hotly contested market, but has the advantage of lowering cholesterol significantly more effectively than the competition and being the only product to also reduce triglycerides. Warner-Lambert's other drug, Rezulin, is an oral treatment for diabetes that eliminates the need for injections in many patients and helps a significant number of others better control their bodies' insulin.
     Parametric Technology was increased during the quarter when the stock dropped to where it was a year ago. Parametric is the largest and most rapidly growing developer of computer-aided design and manufacturing software. The company has a terrific long-term record of both earnings and revenue growth. This past year revenues were up 41%, 72% of which was from existing customers. Parametric sells mostly to large manufacturing/engineering firms who tend to initially use Parametric's software on a specific project. As product acceptance grows, however, the software is used on additional projects. Parametric's style of market penetration affords it high earnings predictability. At current prices, Parametric's P/E is historically very low, at approximately 20 times our estimates.
     The portfolio also contains three well-known German auto makers, Volkswagen, BMW, and Porsche. Volkswagen and BMW are new to the portfolio and have performed well. Volkswagen is experiencing good demand for its automobiles, is streamlining its production, and cutting costs dramatically. Management has vowed to triple pretax margins by the year 2000. BMW's U.S. sales have increased by 25%, largely driven by the success of the company's new roadster, as well as its luxury sedans. BMW hasn't increased prices in seven years, which gives it more flexibility now to raise prices and improve profits. Porsche also has dynamic new product offerings, and is rationalizing its operational costs. All three companies are benefiting from the strong dollar.
     DuPont, another new position, is in the midst of significant changes. Senior management is increasing returns by lowering costs, allocating capital to high-return segments of its business, and closely evaluating acquisitions and divestitures.
     I took losses during the first half in Trans World Airlines (TWA) and Gateway 2000. TWA continued to have management problems, and we replaced Gateway with other ideas we believe will better exploit PC demand.

Current Outlook
     The business climate in the U.S. is still very positive. Companies are increasingly dedicated to maintaining efficient operations and to building shareholder value by generating a good return on capital. Corporate operations are also extremely flexible, and this flexibility is reflected in the economy as a whole, which is very responsive to changes in interest rates. Rate adjustments such as the one we saw in March have held economic growth to a moderate pace and kept inflation in check. As long as these conditions persist, I expect our companies to generate strong earnings and good market returns for long-term investors.
     Thank you for your investment in Janus Growth and Income Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 19

       JANUS GROWTH AND INCOME FUND Portfolio Manager, Thomas F. Marsico

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($26,908) as compared to the S&P 500 Index ($25,484). There is a legend in the upper left quadrant of the graph which indicates Janus Growth and Income Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 21.00%, 16.21% and 18.07%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

            JANUS GROWTH AND INCOME FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
--------------------------------------------------------------------------------
Aerospace and Defense - 2.3%
     300,000   Boeing Co.                                           $29,587,500
--------------------------------------------------------------------------------
Airlines - 4.2%
     725,625   UAL Corp.*                                            53,968,359
--------------------------------------------------------------------------------
Apparel Manufacturers - 1.6%
     170,400   Gucci Group N.V. - N.Y. Shares*                        11,821,500
     231,250   St. John Knits, Inc.                                    8,874,219
--------------------------------------------------------------------------------
                                                                      20,695,719
--------------------------------------------------------------------------------
Athletic Footwear - 2.8%
     648,400   Nike, Inc. - Class B                                   36,472,500
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 5.9%
      43,585   BMW A.G. **                                            35,690,235
      62,714   Volkswagen A.G. **                                     39,873,829
--------------------------------------------------------------------------------
                                                                      75,564,064
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 3.0%
     600,000    Coca-Cola Co.                                         38,175,000
--------------------------------------------------------------------------------
Building and Construction - 0.7%
   1,125,000   M.D.C. Holdings, Inc.#                                  9,281,250
--------------------------------------------------------------------------------
Chemicals - Diversified - 8.4%
     874,925   Cytec Industries, Inc.*                                32,919,053
     360,625   E.I. du Pont de Nemours and Co.                        38,271,328
     855,625   Monsanto Co.                                           36,577,969
--------------------------------------------------------------------------------
                                                                     107,768,350
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.1%
     270,575   Praxair, Inc.                                          13,968,434
--------------------------------------------------------------------------------
Commercial Services - 1.5%
     575,796   First Data Corp.                                       19,864,962
--------------------------------------------------------------------------------
Computer Software - 4.0%
     148,000   Microsoft Corp.*                                      $17,982,000
     750,000   Parametric Technology Co.*                             33,937,500
--------------------------------------------------------------------------------
                                                                      51,919,500
--------------------------------------------------------------------------------
Computers - Micro - 2.6%
     400,000   Dell Computer Corp.*                                   33,475,000
--------------------------------------------------------------------------------
Diversified Operations - 5.9%
     375,000   General Electric Co.                                   41,578,125
     315,325   Textron, Inc.                                          35,119,322
--------------------------------------------------------------------------------
                                                                      76,697,447
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.0%
     304,825   Applied Materials, Inc.*                               16,727,272
     200,000   KLA-Tencor Corp. *                                      8,900,000
     149,250   Texas Instruments, Inc.                                13,320,562
--------------------------------------------------------------------------------
                                                                      38,947,834
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 1.8%
     290,250    Charles Schwab Corp.                                  10,630,406
     131,850   Merrill Lynch & Co., Inc.                              12,558,712
--------------------------------------------------------------------------------
                                                                      23,189,118
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 6.9%
   1,019,975   Fannie Mae                                             41,946,471
   1,464,900   Federal Home Loan Mortgage Corp.                       46,693,688
--------------------------------------------------------------------------------
                                                                      88,640,159
--------------------------------------------------------------------------------
Food - Retail - 1.7%
     502,500   Safeway, Inc.*                                         22,424,063
--------------------------------------------------------------------------------
Food - Wholesale - 2.8%
     604,775   Coca-Cola Enterprises, Inc.                            36,513,291
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 20

            JANUS GROWTH AND INCOME FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 10.7%
     129,775   Bristol-Myers Squibb Co.                               $8,500,263
     583,150   Eli Lilly & Co.                                        51,244,306
     407,675   Pfizer, Inc.                                           39,136,800
     400,000   Warner-Lambert Co.                                     39,200,000
--------------------------------------------------------------------------------
                                                                     138,081,369
--------------------------------------------------------------------------------
Money Center Banks - 6.2%
     530,000   Citicorp                                               59,691,250
     377,108   Deutsche Bank A.G. **                                  19,904,353
--------------------------------------------------------------------------------
                                                                      79,595,603
--------------------------------------------------------------------------------
Multi-line Insurance - 1.2%
     120,000   American International Group, Inc.                     15,420,000
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.8%
     200,000   Diamond Offshore Drilling, Inc.*                       12,875,000
     175,000   Transocean Offshore, Inc.                              10,609,375
--------------------------------------------------------------------------------
                                                                      23,484,375
--------------------------------------------------------------------------------
Printers and Related Products - 1.5%
     510,000   Electronics for Imaging, Inc.*                         20,017,500
--------------------------------------------------------------------------------
Retail - Diversified - 0.4%
     175,500    Starbucks Corp.*                                       5,243,063
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.0%
     800,000    Dime Community Bancorp, Inc.*,#                       14,150,000
     153,925    H.F. Ahmanson & Co.                                    5,868,391
     289,200    HFNC Financial Corp.                                   5,205,600
--------------------------------------------------------------------------------
                                                                      25,223,991
--------------------------------------------------------------------------------
Super-Regional Banks - 3.6%
     173,683    Wells Fargo & Co.                                     46,329,940
--------------------------------------------------------------------------------
Telecommunication Equipment - 5.1%
   1,112,675    Lucent Technologies, Inc.                             65,786,909
--------------------------------------------------------------------------------
U. S. Government Agency - 0.5%
      50,000    Student Loan Marketing Association                     5,912,500
--------------------------------------------------------------------------------
Total Common Stock (cost $992,864,316)                             1,202,247,800
--------------------------------------------------------------------------------
Corporate and Convertible Bonds - 1.4%
--------------------------------------------------------------------------------
Building and Construction - 1.2%
 $15,000,000    M.D.C. Holdings, Inc., 11.125%
                  notes, due 12/15/03                                 15,450,000
--------------------------------------------------------------------------------
Medical - Drugs - 0.2%
   5,000,000    Roche Holdings, Inc., zero coupon
                  notes, due 5/6/12 +                                  1,950,000
--------------------------------------------------------------------------------
Total Corporate and Convertible Bonds (cost $15,826,169)              17,400,000
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.2%
      22,059    Porsche A.G. **                                       28,661,866
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.4%
     178,000  Fidelity Federal Bank - Series A, 12.00%                 5,162,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $22,129,063)                              33,823,866
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.2%
             General Electric Capital Corp.
 $20,000,000   5.62%, 5/1/97                                          20,000,000
             J.P. Morgan and Co.
  34,100,000   5.60%, 5/1/97                                          34,100,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $54,100,000)         54,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,084,919,549) - 101.4%             1,307,571,666
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.4%)     (17,887,489)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,289,684,177
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Germany                                9.5%                       $  124,130,283
Netherlands                            0.9%                           11,821,500
Switzerland                            0.1%                            1,950,000
United States++                       89.5%                        1,169,669,883
--------------------------------------------------------------------------------
Total                                100.0%                       $1,307,571,666
================================================================================
++Includes Short-Term Securities (85.3% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                       Currency        Currency      Unrealized
Settlement Date                       Units Sold  Value in $U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
German Deutschemark 5/12/97           94,000,000    $ 54,376,121    $  1,236,111
German Deutschemark 6/17/97          102,000,000      59,164,733         859,948
--------------------------------------------------------------------------------
                                                    $113,540,854    $  2,096,059
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 21

            JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance
     For the first half of our fiscal year ended April 30, 1997, Janus Mercury Fund was down 0.63%, compared to a gain of 14.71% for the S&P 500 Index. Both returns include reinvested dividends.
     Although a powerful market rebound began at the end of April, the first half of fiscal 1997 proved to be a continuation of 1996. Investors remained narrowly focused on a few large equity names, which outperformed the rest of the market by an extreme margin. Size dominated investors' strategy to an almost unprecedented degree, while business fundamentals and real earnings growth were widely ignored.
     To perform well this half, Janus Mercury Fund would have had to own only a few popular stocks - and, far more often than not, these were not cheap. But even large stocks came under pressure in mid-March, just before the Federal Reserve Board raised interest rates.
     The market's exclusivity caused price-earnings multiples outside the blue-chip sector to become severely compressed, even though the vast majority of our companies met or exceeded earnings expectations. Once stocks rebounded, however, many of our weakest performers bounced back dramatically.
--------------------------------------------------------------------------------
Portfolio Profile                       April 30, 1997          October 31, 1996
   Equities                                  76.9%                    88.3%
       Foreign                               17.9%                    14.6%
       Europe                                15.4%                    11.9%
   Top 10 Equity Holdings(% of Assets)       28.1%                    34.6%
   Number of Stocks                           100                      116
   Cash & Cash Equivalents                   23.1%                    11.7%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                  April 30, 1997          October 31, 1996
Wells Fargo and Co.                           3.8%                     6.4%
Parametric Technology Co.                     3.6%                     1.1%
Rhone Poulenc Rorer, Inc.                     3.0%                      --
HBO & Co.                                     3.0%                     1.6%
Warner-Lambert Co.                            2.8%                      --
Cincinnati Bell, Inc.                         2.8%                     2.1%
Volkswagen A.G                                2.4%                      --
UNUM Corp.                                    2.4%                     1.8%
Monsanto Co.                                  2.2%                      --
Nokia Corp. (ADR) - Class A                   2.1%                     0.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                        April 30, 1997          October 31, 1996
Medical - Drugs                              9.2%                      6.4%
Computer Software                            6.0%                      1.3%
Super-Regional  Banks                        5.2%                      6.4%
Telecommunications Equipment                 4.6%                      0.6%
Life and Health Insurance                    3.4%                      3.0%
--------------------------------------------------------------------------------
Review of the First Six Months
     Depressed prices provided a good opportunity to increase exposure to individual banking, financial services, medical companies, and selected technology stocks. Technology has suffered from the strong U.S. dollar and fears that it will have a short-term adverse effect on sales overseas. Networking stocks also suffered from the perception that demand was slowing. The pessimism was overdone, however, as evidenced by the group's recent rebound. Business momentum in networking remains strong.
     Smaller financial institutions are also especially attractive. Many are overcapitalized and are distributing their extra cash to shareholders via special dividends and share repurchases. A trend toward consolidation is also taking place throughout the financial services industry.

Stock Highlights
     Among our good performers this half were Volkswagen, which is streamlining its product line and cutting costs, and drug maker Warner-Lambert, whose new anti-cholesterol drug Lipitor has captured an unprecedented market share in just a few months. Boston Scientific, the leader in non-invasive medical equipment, purchased another of our holdings, Target Therapeutics. Target makes cardiac catheters, and so is a natural fit in Boston Scientific's product line.
     Technology holdings that were increased included Parametric Technology, which develops design and manufacturing software, HBO & Co., a developer of health care software, Aspen Technology, a leading supplier of chemical engineering software, and Lucent Technologies, the leader in large networking switches and other equipment. Finally, I purchased more shares of Nokia, a Finnish telecommunication equipment maker. Nokia has a very strong position within the international digital cellular market, and has straightened out earlier production problems.
     Among our outsourcing stocks, Cincinnati Bell, a local telephone service provider, is continuing to benefit from very strong growth in its billing and customer service. The company continues to buy back its own shares as well. However, our credit card processors, which are a subset of outsourcing, did not fare well. I trimmed First USA PaymenTech at a loss and sold National Processing after it lost a large account to First Data.
     Paging Network, which continued to experience delays in a new product roll-out, was also sold at a loss, along with U.S. Satellite Broadcasting, where direct TV subscriber growth came in below our estimates.

Current Outlook
     The last six months has been a very frustrating period for those of us who depend on earnings and business fundamentals not market capitalization - to drive stock prices. The downside of the recent narrow market has been disappointing performance. The upside is that the real value in equities - in terms of earnings potential - is disproportionately situated in small- and mid-cap names. I believe our companies are well-positioned to benefit once the market resumes analyzing business fundamentals instead of liquidity.
     Thank your for your investment in Janus Mercury Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 22

            JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($20,815) as compared to the S&P 500 Index ($20,037). There is a legend in the upper left quadrant of the graph which indicates Janus Mercury Fund's one-year and since inception (May 3, 1993) average annual total returns as 0.14% and 20.11%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS MERCURY FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 76.4%
--------------------------------------------------------------------------------
Advertising Sales - 0.5%
     437,084    Lamar Advertising Co.*                              $  8,632,409
      55,675    Universal Outdoor Holdings, Inc.*                      1,517,144
--------------------------------------------------------------------------------
                                                                      10,149,553
--------------------------------------------------------------------------------
Advertising Services - 0.5%
     370,200    Outdoor Systems, Inc.*                                10,273,050
--------------------------------------------------------------------------------
Apparel Manufacturers - 1.0%
     285,425    Gucci Group N.V. - N.Y. Shares*                       19,801,359
--------------------------------------------------------------------------------
Applications Software - 2.7%
     390,550    HNC Software, Inc.*                                   10,349,575
     238,175    JDA Software Group, Inc.*                              6,013,919
     639,375    Peoplesoft, Inc.*                                     26,534,063
     212,750    Sapient Corp.*                                         7,632,406
--------------------------------------------------------------------------------
                                                                      50,529,963
--------------------------------------------------------------------------------
Athletic Footwear - 0.8%
     273,775    Nike, Inc. - Class B                                  15,399,844
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.4%
      70,839    Volkswagen A.G.**                                     45,039,737
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.2%
     256,750    Chicago Bridge & Iron Co.*                             4,364,750
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.8%
     334,225    Millicom International Cellular S.A.*                 15,207,238
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.0%
     113,997    Akzo Nobel**                                          14,687,718
     993,725    Monsanto Co.                                          42,481,744
--------------------------------------------------------------------------------
                                                                      57,169,462
--------------------------------------------------------------------------------
Commercial Banks - 0.6%
      22,175    First Savings Bancorp, Inc.                         $    437,956
     130,775    State Street Corp.                                    10,298,531
--------------------------------------------------------------------------------
                                                                      10,736,487
--------------------------------------------------------------------------------
Commercial Services - 1.7%
     549,300    First USA Paymentech, Inc.*                           13,251,863
     378,475    IntelliQuest Information Group, Inc.*,#                6,150,219
     132,275    META Group, Inc.*                                      2,248,675
     598,375    TeleTech Holdings, Inc.*                              10,621,156
--------------------------------------------------------------------------------
                                                                      32,271,913
--------------------------------------------------------------------------------
Computer Services - 0.4%
     151,675    CIBER, Inc.*                                           5,422,381
      73,025    Intelligroup, Inc.*                                      721,122
      90,175    Technology Solutions Co.*                              2,378,366
--------------------------------------------------------------------------------
                                                                       8,521,869
--------------------------------------------------------------------------------
Computer Software - 6.0%
     708,750    Aspen Technologies, Inc.*                             21,528,281
   1,520,150    Parametric Technology Co.*                            68,786,788
     367,975    Synopsys, Inc.*                                       11,729,203
     544,788    Wind River Systems*                                   12,530,113
--------------------------------------------------------------------------------
                                                                     114,574,385
--------------------------------------------------------------------------------
Computers - Memory Devices - 0.8%
     401,875    EMC Corp.*                                            14,618,203
--------------------------------------------------------------------------------
Computers - Peripheral Equipment - 0.2%
      75,400    U.S. Robotics Corp.*                                   3,817,125
--------------------------------------------------------------------------------
Data Processing and Management - 1.4%
     749,300    First Data Corp.                                      25,850,850
      62,050    Indus Group, Inc.*                                       938,506
--------------------------------------------------------------------------------
                                                                      26,789,356
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 23

                 JANUS MERCURY FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Diversified Financial Services - 1.4%
     506,800    Associates First Capital Corp. - Class A            $ 25,973,500
--------------------------------------------------------------------------------
Diversified Operations - 2.1%
     746,533    Metra Oy - Class B**                                  20,371,898
   3,048,121    Rentokil Initial PLC**                                20,006,089
--------------------------------------------------------------------------------
                                                                      40,377,987
--------------------------------------------------------------------------------
Electric Products - Miscellaneous - 1.0%
     463,100    UCAR International, Inc.*                             19,450,200
--------------------------------------------------------------------------------
Electronic Components - Miscellaneous - 1.2%
      78,548    Philips Electronics N.V.**                             4,100,561
     336,025    Philips Electronics N.V. - N.Y. Shares**              17,977,338
--------------------------------------------------------------------------------
                                                                      22,077,899
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.3%
     896,432    Analog Devices, Inc.*                                 23,979,556
     112,225    ASM Lithography Holding N.V. (ADR)*,**                 8,921,888
     126,925    KLA - Tencor Corp.*                                    5,648,163
     129,975    Micron Technology, Inc.                                4,581,619
--------------------------------------------------------------------------------
                                                                      43,131,226
--------------------------------------------------------------------------------
Electronic Safety Devices - 1.8%
     657,600    Pittway Corp. - Class A                               35,017,200
--------------------------------------------------------------------------------
Fertilizers - 1.0%
     240,109    Potash Corp. of Saskatchewan, Inc.                    18,458,379
--------------------------------------------------------------------------------
Finance - Auto Loans - 0.1%
     137,125    AmeriCredit Corp.*                                     1,971,172
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 0.4%
     226,325    Charles Schwab Corp.                                   8,289,153
--------------------------------------------------------------------------------
Finance - Other Services - 0.6%
     133,800    AMRESCO, Inc.*                                         1,948,463
     332,225    Equifax, Inc.                                          9,551,469
--------------------------------------------------------------------------------
                                                                      11,499,932
--------------------------------------------------------------------------------
Food - Miscellaneous and Diversified - 0.3%
     109,691    Cultor Oy - Series l**                                 5,944,486
--------------------------------------------------------------------------------
Life and Health Insurance - 3.4%
     267,500    CompDent Corp.*                                        4,313,438
     504,600    Nationwide Financial Services, Inc. - Class A*        13,371,900
     582,375    UNUM Corp.                                            44,842,875
      72,125    Western National Corp.                                 1,857,219
--------------------------------------------------------------------------------
                                                                      64,385,432
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.4%
     190,575    Biochem Pharma, Inc.*                                  3,427,372
     129,275    Protein Design Labs, Inc.*                             3,248,034
--------------------------------------------------------------------------------
                                                                       6,675,406
--------------------------------------------------------------------------------
Medical - Drugs - 9.2%
     189,375    Glaxo Wellcome PLC (ADR)**                             7,456,641
     621,288    Rhone-Poulenc - Class A                               20,896,340
     511,500    Rhone-Poulenc Rorer, Inc.                             36,891,938
     590,330    SmithKline Beecham PLC**                               9,497,276
     254,125    SmithKline Beecham PLC (ADR)**                        20,488,828
     491,925    Teva Pharmaceutical Industries, Ltd. (ADR)            24,965,194
     544,625    Warner-Lambert Co.                                    53,373,250
--------------------------------------------------------------------------------
                                                                     173,569,467
--------------------------------------------------------------------------------
Medical Information Systems - 3.0%
   1,074,225    HBO & Co.                                             57,471,038
--------------------------------------------------------------------------------
Medical Instruments - 1.6%
     257,533    Boston Scientific Corp.*                              12,425,967
     721,650    IDEXX Laboratories, Inc.*                              9,381,450
     212,675    Sofamor Danek Group, Inc.*                             8,294,325
--------------------------------------------------------------------------------
                                                                      30,101,742
--------------------------------------------------------------------------------
Money Center Banks - 2.1%
     261,725    Bank of New York Co., Inc.                          $ 10,338,138
      90,825    BankBoston Corp.                                       6,607,519
     208,825    Citicorp                                              23,518,916
--------------------------------------------------------------------------------
                                                                      40,464,573
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.6%
     214,275    Travelers Group, Inc.                                 11,865,478
--------------------------------------------------------------------------------
Networking Products - 1.9%
     483,725    Cisco Systems, Inc.*                                  25,032,769
     742,000    Xylan Corp.*                                          11,037,250
--------------------------------------------------------------------------------
                                                                      36,070,019
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.6%
     322,050    Triton Energy, Ltd.*                                  11,835,338
--------------------------------------------------------------------------------
Pharmacy Services - 1.3%
     974,950    Omnicare, Inc.                                        23,764,406
--------------------------------------------------------------------------------
Real Estate Investment Trust - 0.3%
     125,175    Redwood Trust, Inc.                                    5,883,225
--------------------------------------------------------------------------------
Retail - Apparel and Shoes - 0.3%
     338,100    Abercrombie & Fitch Co. - Class A*,#                   4,944,713
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.7%
      82,800    Ambanc Holding Co., Inc.*                              1,128,150
      64,595    Catskill Financial Corp.                                 928,553
     149,800    First Defiance Financial Corp.                         1,909,950
      13,750    FSF Financial Corp.                                      228,594
     312,875    Great Western Financial Corp.                         13,140,750
     129,275    Klamath First Bancorp, Inc.                            2,294,631
      64,700    North Central Bancshares, Inc.                         1,014,981
      64,700    Peekskill Financial Corp.                                873,450
     129,275    PFF Bancorp, Inc.*                                     1,842,169
      81,675    Provident Financial Holdings, Inc.*                    1,245,544
     343,325    Roslyn Bancorp, Inc.*                                  5,579,031
      76,575    TF Financial Corp.                                     1,311,347
--------------------------------------------------------------------------------
                                                                      31,497,150
--------------------------------------------------------------------------------
Security Services - 0.4%
     304,467    Securitas A.B. - Class B**                             7,334,690
--------------------------------------------------------------------------------
Super-Regional Banks - 5.2%
     191,875    BankAmerica Corp.                                     22,425,391
      66,425    Fleet Financial Group, Inc.                            4,051,925
     271,816    Wells Fargo & Co.                                     72,506,918
--------------------------------------------------------------------------------
                                                                      98,984,234
--------------------------------------------------------------------------------
Telecommunications Equipment - 4.6%
     547,650    Ascend Communications, Inc.*                          25,054,988
     362,100    Lucent Technologies, Inc.                             21,409,163
     626,150    Nokia Corp. (ADR) - Class A**                         40,464,944
--------------------------------------------------------------------------------
                                                                      86,929,095
--------------------------------------------------------------------------------
Telephone - Local - 2.8%
     946,450    Cincinnati Bell, Inc.                                 53,001,200
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.0%
     760,857    WorldCom, Inc.*                                       18,260,568
--------------------------------------------------------------------------------
Television - 0.2%
     149,350    Central European Media Enterprises, Ltd. (ADR)*        4,237,806
--------------------------------------------------------------------------------
Transportation - Railroad - 0.6%
     332,725    Wisconsin Central Transportation Corp.*               10,896,744
--------------------------------------------------------------------------------
Total Common Stock (cost $1,388,117,571)                           1,449,627,752
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
--------------------------------------------------------------------------------
Medical Products - 0.5%
     328,600  Fresenius Medical Care A.G. (ADR)*,**
                (cost $10,235,990)                                     9,652,625
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 24

                 JANUS MERCURY FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.2%
 $50,000,000  Deutsche Bank A.G.
                5.45%, 5/2/97                                      $  49,992,431
  50,000,000  General Electric Capital Corp.
                5.62%, 7/14/97                                        49,419,500
  36,600,000  Household Finance Corp.
                5.58%, 5/1/97                                         36,600,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $136,014,819)       136,011,931
--------------------------------------------------------------------------------
Time Deposit - 4.8%
  91,000,000  First Union Bank of North Carolina
                5.6875%, 5/1/97 (cost $91,000,000)                    91,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 10.5%
  50,000,000  Fannie Mae
                6.01%, 8/18/97                                        49,155,000
 100,000,000  Federal Home Loan Bank System
                5.28%, 5/1/97                                        100,000,000
  50,000,000  Federal Home Loan Mortgage Association
                5.72%, 7/25/97                                        49,345,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $198,522,444)         198,500,000
--------------------------------------------------------------------------------
U.S. Government Obligations - 5.4%
              U.S. Treasury Bills:
   4,000,000    5.08%, 6/26/97                                         3,967,800
 100,000,000    5.12%, 7/31/97                                        98,696,000
--------------------------------------------------------------------------------
Total U.S. Government Obligations (amortized cost $102,659,064)      102,663,800
--------------------------------------------------------------------------------
Total Investments (total cost $1,926,549,888) - 104.8%             1,987,456,108
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.8%)     (91,032,720)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,896,423,388
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                   % of Investment Securities                Market Value
--------------------------------------------------------------------------------
Canada                               1.1%                         $   21,885,751
Finland                              3.4%                             66,781,328
France                               1.0%                             20,896,340
Germany                              3.0%                             58,930,168
Israel                               1.3%                             24,965,194
Italy                                1.0%                             19,801,359
Luxembourg                           0.8%                             15,207,238
Netherlands                          2.3%                             45,687,505
Sweden                               0.4%                             7,334,690
United Kingdom                       2.9%                             57,448,834
United States ++                    82.8%                          1,648,517,701
--------------------------------------------------------------------------------
Total                              100.0%                         $1,987,456,108
================================================================================
++ Includes Short-Term Securities (56.4% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                Currency             Currency        Unrealized
Settlement Date                Units Sold       Value in $U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/27/97           3,500,000         $ 5,679,800         $  199,500
British Pound 6/4/97            7,048,000          11,436,084            363,334
British Pound 7/15/97           4,000,000           6,484,800            253,320
British Pound 7/18/97           8,500,000          13,779,350            391,042
Dutch Guilder 9/25/97          25,000,000          12,987,688            336,408
Finnish Markka 5/27/97         55,000,000          10,618,581          1,654,096
Finnish Markka 7/15/97         16,000,000           3,101,076            355,768
Finnish Markka 7/28/97         28,892,000           5,605,526            515,401
Finnish Markka 9/11/97         11,057,000           2,153,052             31,910
Finnish Markka 10/22/97         6,000,000           1,172,241              8,164
German Deutschemark 8/11/97    10,500,000           6,115,674            188,613
German Deutschemark 8/13/97    16,000,000           9,320,208            281,803
German Deutschemark 10/23/97    2,000,000           1,171,508             22,649
Swedish Krona 5/27/97          20,000,000           2,554,735            481,778
Swedish Krona 7/18/97          26,000,000           3,328,852            448,845
--------------------------------------------------------------------------------
                                                   $95,509,175        $5,532,631
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 25

            JANUS OLYMPUS FUND Portfolio Manager, Scott W. Schoelzel

Performance
     For the first half of our fiscal year, October 31, 1996 to April 30, 1997, Janus Olympus Fund returned 1.56%, versus a gain of 14.71% for the S&P 500 Index. All returns include reinvested dividends.
     The last six months have been a tough period for those of us who invest in small- to medium-capitalization issues and who believe earnings drive stock prices. As the markets moved steadily higher, the desire for the predictability and liquidity of the higher capitalization stocks has become more acute. Prices of some large capitalization issues have been bid up to unprecedented levels, while the valuations of some of the mid to smaller issues, even those whose earnings exceeded expectations, have been bid down, almost indiscriminately. To perform well you had to own the right larger-cap stocks - and these were often expensive.
     Although I adjusted the portfolio slightly toward larger companies during the first half, my basic "barbell" strategy of both larger-cap and faster growing (and thus higher P/E) mid-cap stocks remains unchanged. I am still enthusiastic about financial services, telecommunications, technology, health care, pharmaceuticals and biotechnology. I continue to believe these sectors will benefit greatly from fundamental changes in economic and demographic trends, both at home and abroad. Within these sectors, I try to identify individual companies with outstanding fundamentals. Even though the short-term risk may be higher with some of these companies than with the more mature businesses in the portfolio, I remain convinced the long-term potential of this barbell approach is much higher as well.

Portfolio Strategy
     As I  mentioned  earlier,  at one  end of the  barbell  are  large,  stable companies with seasoned management, such as Citicorp, Pfizer, BankAmerica, Lucent Technologies, and Microsoft. All have numerous product lines and powerful, secure global market franchises. On the other end of the barbell are smaller, faster-growing companies such as Peoplesoft, Tellabs, and Dell Computer, which have fewer product lines, higher P/Es, and are still building market share. I also continue to run the portfolio in a fairly concentrated manner, with between 30 and 45 positions.
--------------------------------------------------------------------------------
Portfolio Profile                     April 30, 1997            October 31, 1996
Equities                                   79.1%                      85.0%
    Foreign                                19.2%                       2.6%
Top 10 Equities (% of Assets)              50.4%                      45.7%
Number of Stocks                            176                         51
Cash & Cash Equivalents                    20.9%                      13.7%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                April 30, 1997            October 31, 1996
Microsoft Corp.                             8.6%                       3.2%
BankAmerica Corp.                           6.3%                        --
Volkswagen A.G.                             5.9%                        --
Citicorp                                    5.7%                       3.5%
Warner-Lambert Co.                          4.5%                        --
Pfizer, Inc.                                4.3%                        --
Telecommunicacoes Brasilieras S.A. (ADR)    4.2%                        --
Eli Lilly and Co.                           4.0%                       1.2%
Dell Computer Co.                           3.6%                       1.4%
Nokia Corp. (ADR) - Class A                 3.3%                        --
--------------------------------------------------------------------------------
Top 5 Industries                      April 30, 1997            October 31, 1996
Medical - Drugs                            18.7%                       2.7%
Computer Software                          10.0%                       4.9%
Super-Regional Banks                        8.4%                        --
Money Center Banks                          6.8%                       3.4%
Automotive - Cars and Light Trucks          5.9%                        --
--------------------------------------------------------------------------------
Stock Highlights
     Drug stocks were among our better performers during the first half. These included Eli Lilly, Warner-Lambert, Pfizer, and U.K.-based Schering-Plough. Sales of Lilly's new drug Zyprexa, which treats schizophrenia, were well ahead of expectations, and two other new products, Gemzar, for pancreatic cancer, and Reopro, for acute cardiovascular disease, are also selling well. Warner-Lambert has already achieved incredible market penetration with Lipitor, its new anti-cholesterol drug, and with Rezulin, its new diabetes drug.
     In the financial area, Citicorp continued to put up good numbers. The breadth and depth of its foreign operations, plus the rationalization of its lending policies and substantial stock repurchase program, make Citicorp a very aggressive competitor and attractive investment.
     We also own a number of exciting companies in the technology area. Dell Computer is the most efficient competitor in the commercial PC market. Dell has excellent cost and inventory controls. The company keeps only a twelve-day supply of components on hand - the lowest in the industry - which has meant huge cost savings as the price of PC components has steadily dropped. The global opportunities for Dell are just now beginning to take shape, and the company is also buying back its stock fairly aggressively. Lucent Technologies dominates the large telecommunications switching equipment market, but its highly competitive position in foreign markets is only now becoming better understood. Microsoft remains, quite simply, a juggernaut in the software industry. The company enjoys 91% gross margins and generates over $500 million in free cash flow a month. It owns the global market in operating software for PCs and is making aggressive inroads into the server market.
     Among our weaker performers were two high-growth/higher-P/E stocks, Peoplesoft, which markets human resources software, and Tellabs, a maker of voice and data networking products. I also took losses in networking equipment maker Cascade Communications, and in 3Com, a second tier player in the data networking arena. IBM and HBO & Co., which develops health care management systems, were sold at a profit when they reached my price targets.

Strategy Going Forward
     Going forward, I intend to be both patient and opportunistic, and use volatility to build positions. The portfolio contains some very exciting stocks, many of which made strong recoveries in the rally that occurred as the period ended. But more importantly, these companies have management teams and product lines that should make them long-term industry leaders.
     Thank you for your continued investment in Janus Olympus Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 26

            JANUS OLYMPUS FUND Portfolio Manager, Scott W. Schoelzel

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($12,577) as compared to the S&P 500 Index ($13,378). There is a legend in the lower right quadrant of the graph which indicates Janus Olympus Fund's one-year and since inception (December 29, 1995) average annual total returns as 1.22% and 18.76%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS OLYMPUS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 74.9%
--------------------------------------------------------------------------------
Airlines - 2.1%
     139,150    UAL Corp.*                                         $  10,349,281
--------------------------------------------------------------------------------
Applications Software - 0.6%
      75,275    Peoplesoft, Inc.*                                      3,123,913
--------------------------------------------------------------------------------
Athletic Footwear - 1.1%
     100,850    Nike, Inc. - Class B                                   5,672,812
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 5.9%
      45,895    Volkswagen A.G.**                                     29,180,237
--------------------------------------------------------------------------------
Computer Software - 10.0%
     543,000    JBA Holdings PLC**                                     7,224,789
     350,600    Microsoft Corp.*                                      42,597,900
--------------------------------------------------------------------------------
                                                                      49,822,689
--------------------------------------------------------------------------------
Computers - Micro - 3.6%
     215,000    Dell Computer Corp.*                                  17,992,788
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 2.1%
     120,350    Gillette Co.                                          10,229,750
--------------------------------------------------------------------------------
Data Processing and Management - 0.4%
      55,000    i2 Technologies, Inc.*                                 2,090,000
--------------------------------------------------------------------------------
Electronic Components - Miscellaneous - 1.4%
     125,000    Philips Electronics N.V. - N.Y. Shares                 6,687,500
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.5%
      50,000    Intel Corp.                                            7,656,250
--------------------------------------------------------------------------------
Life and Health Insurance - 0.9%
     100,000    SunAmerica, Inc.                                       4,600,000
--------------------------------------------------------------------------------
Medical - Drugs - 18.7%
      80,000    American Home Products Corp.                        $  5,300,000
      75,000    Bristol-Myers Squibb Co.                               4,912,500
     224,300    Eli Lilly & Co.                                       19,710,362
      75,000    Glaxo Wellcome PLC (ADR)**                             2,953,125
     220,500    Pfizer, Inc.                                          21,168,000
     105,000    Schering-Plough Corp.                                  8,400,000
     105,000    SmithKline Beecham PLC (ADR)**                         8,465,625
     225,950    Warner-Lambert Co.                                    22,143,100
--------------------------------------------------------------------------------
                                                                      93,052,712
--------------------------------------------------------------------------------
Money Center Banks - 6.8%
     250,700    Citicorp                                              28,235,088
     574,392    Lloyds TSB Group PLC**                                 5,256,527
--------------------------------------------------------------------------------
                                                                      33,491,615
--------------------------------------------------------------------------------
Multi-Line Insurance - 4.8%
      80,000    American International Group, Inc.                    10,280,000
     240,000    Travelers Group, Inc.                                 13,290,000
--------------------------------------------------------------------------------
                                                                      23,570,000
--------------------------------------------------------------------------------
Networking Products - 0.1%
       9,475    Cisco Systems, Inc.*                                     490,331
--------------------------------------------------------------------------------
Super-Regional Banks - 8.4%
     266,975    BankAmerica Corp.                                     31,202,703
     175,000    NationsBank Corp.                                     10,565,625
--------------------------------------------------------------------------------
                                                                      41,768,328
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 27

                 JANUS OLYMPUS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telecommunications Equipment - 6.1%
      75,000    Advanced Fibre Communications*                      $  2,990,625
     100,000    Lucent Technologies, Inc.                              5,912,500
     250,000    Nokia Corp. (ADR) - Class A                           16,156,250
     136,200    Tellabs, Inc.*                                         5,430,975
--------------------------------------------------------------------------------
                                                                      30,490,350
--------------------------------------------------------------------------------
Telephone - Integrated - 0.4%
      25,000    Telefonica de Espana S.A. (ADR)                        1,925,000
--------------------------------------------------------------------------------
Total Common Stock (cost $318,878,026)                               372,193,556
--------------------------------------------------------------------------------
Preferred Stock - 4.2%
--------------------------------------------------------------------------------
Telephone Integrated- 4.2%
     180,000    Telecomunicacoes Brasileiras S.A. (ADR)
                  (cost $17,386,875)                                  20,655,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 13.3%
                Bell Atlantic Corp.
 $15,000,000      5.48%, 5/14/97                                      14,970,317
                Coca-Cola Corp.
  15,000,000      5.50%, 5/5/97                                       14,990,833
                Household Finance Corp.
  16,100,000      5.58%, 5/1/97                                       16,100,000
                UBS Financial, Inc.
  20,000,000      5.52%, 5/6/97                                       19,984,667
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $66,045,817)         66,045,817
--------------------------------------------------------------------------------
U.S. Government Agencies - 12.0%
                Fannie Mae:
  20,000,000      5.345%, 5/20/97                                     19,943,581
  15,000,000      5.72%, 7/10/97                                      14,837,550
                Federal Home Loan Mortgage Corp.
  25,000,000      8.61%, 5/30/97                                      24,888,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $59,678,532)           59,669,631
--------------------------------------------------------------------------------
U.S. Government Obligation - 1.0%
   5,000,000    U.S. Treasury Bills
                  5.26%, 6/26/97 (amortized cost $4,960,800)           4,960,800
--------------------------------------------------------------------------------
Total Investments (total cost $466,950,050)- 105.4%                  523,524,804
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets- (5.4%)      (27,040,393)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $496,484,411
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                  % of Investment Securities                 Market Value
--------------------------------------------------------------------------------
Brazil                                3.9%                          $ 20,655,000
Finland                               3.1%                            16,156,250
Germany                               5.6%                            29,180,236
Netherlands                           1.3%                             6,687,500
Spain                                 0.4%                             1,925,000
United Kingdom                        4.0%                            20,946,941
United States ++                     81.7%                           427,973,877
--------------------------------------------------------------------------------
Total                               100.0%                          $523,524,804
================================================================================
++ Includes Short-Term Securities (56.7% excluding Short-Term Securities)


                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                     Currency         Currency       Unrealized
Settlement Date                     Units Sold    Value in $U.S      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/18/97                2,250,000       $3,647,475           $4,838
British Pound 9/8/97                 2,000,000        3,239,400         (25,800)
British Pound 9/12/97                2,000,000        3,239,200         (39,200)
German Deutschemark 5/12/97         26,300,000       15,213,744          171,172
German Deutschemark 6/17/97         12,000,000        6,960,557          125,360
German Deutschemark 10/9/97          7,000,000        4,095,723           54,147
--------------------------------------------------------------------------------
                                                    $36,396,099         $290,517
================================================================================

See Notes to Schedule Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 28

            JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance
     Janus Overseas Fund gained 12.33% during the first half of our fiscal year, October 31, 1996 to April 30, 1997. The Morgan Stanley International EAFE Index (EAFE stands for Europe, Australasia, and the Far East) returned 1.57% for the same period. Both returns include reinvested net dividends.(1)
     For the 12 months, Janus Overseas Fund ranked in the top 2%, 6 out of 357, of the international funds tracked by Lipper Analytical Services, Inc., a large mutual fund rating company.(2)
     Our research team continued to find many excellent individual investment opportunities over the last six months, sometimes in out-of-the-way industries. The Fund also owned a number of larger, better-known companies, especially in Europe. Both helped us beat the EAFE Index.
--------------------------------------------------------------------------------
Portfolio Profile                     April 30, 1997            October 31, 1996
Equities                                   84.0%                      73.6%
   Foreign                                 83.0%                      72.4%
Top 10 Equities (% of Assets)              18.5%                      17.9%
Number of Stocks                            223                        190
Cash & Cash Equivalents                    16.0%                      26.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                April 30, 1997            October 31, 1996
Volkswagen A.G                              2.6%                       --
Rentokil Initial PLC                        2.4%                       3.7%
Deutsche Bank A.G                           2.1%                       0.8%
Philips Electronics N.V                     2.0%                       0.3%
Roche Holding A.G                           1.9%                       1.0%
Lloyds TSB Group PLC                        1.9%                       0.4%
BASF A.G                                    1.7%                       --
Nippon Telegraph
  and Telephone Corp.                       1.4%                       --
Koninklijke Ahrend N.V                      1.3%                       --
Deutsche Pfandbrief
  and Hypotheken Bank A.G.                  1.2%                       --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                      April 30, 1997            October 31, 1996
Money Center Banks                          7.7%                       3.3%
Medical - Drugs                             7.3%                       5.3%
Diversified Operations                      6.5%                       9.9%
Computer Services                           4.5%                       5.6%
Automotive - Cars and Light Trucks          4.1%                       1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Countries                       April 30, 1997            October 31, 1996
United Kingdom                             14.2%                      15.0%
Germany                                    11.4%                       7.2%
Switzerland                                 7.9%                       4.6%
Netherlands                                 7.8%                       4.4%
France                                      7.8%                       2.7%
--------------------------------------------------------------------------------
Stock Highlights
     Volkswagen is new to the portfolio and has performed well. Sales are growing at a good clip and the company is streamlining its product lines and cutting costs dramatically. Volkswagen has vowed to triple its pretax margins between now and the year 2000.
     Two German banks, Deutsche Bank and DePfa Bank, and Ahrend NV , a Netherlands-based distributor of office supplies throughout Europe, also performed well. DePfa is the largest mortgage bank in Germany. Along with its banking and other business services, DePfa offers software for property managers, which allows mortgage and rent payments to be made electronically to DePfa's bank, and speeds up the collection cycle. This contributes significantly to DePfa's profitability and competitive edge. Deutsche Bank dominates the commercial banking business in Germany and is working to enhance returns and profitability by cutting costs and expanding into higher-return businesses.
     Management at Ahrend is highly cost-conscious and has successfully boosted the company's operating and profit margins. Ahrend is poised to gain market share on the Continent and especially in Germany, where companies are increasingly realizing the efficiency and cost benefits of outsourcing to a single, preferred vendor.
     Positions in Philips Electronics and Lloyds TSB were increased. Netherlands-based Philips is embarking on its second round of restructuring, led by an energetic new CEO. His immediate plans include refocusing the company along key strategic lines, which will result in the spin-off of incongruous or unprofitable divisions. Lloyd's is an extremely well-run British bank that is enjoying the benefits of a merger between Lloyd's and TSB Group. As a result of the merger, Lloyds TSB will be able to take approximately 10% out of the cost base of the combined banks. Lloyds management is committed to increasing shareholder value and is using discretionary cash to make strategic acquisitions and to build the bank's higher-profit, retail financial services.
     Finally, Capita Group is a somewhat unusual beneficiary of the huge outsourcing wave in Britain. In their attempt to lower costs, municipalities and other local authorities are outsourcing services and functions such as the national driving test to private companies like Capita Group.
     Among our disappointments during the first half were U.K.-based Stagecoach Holdings and Dorling Kindersley. Stagecoach runs bus and train lines, both of which were privatized under the Conservative government. The stock declined on fears the Labor party would re-regulate the transportation industry. Additionally, the company experienced some negative publicity due to short-term glitches in its on-time performance. Dorling Kindersley specializes in publishing children's educational books and interactive CD-ROMS. Unfortunately, the number of major chain bookstores has increased substantially, while demand has actually slowed slightly. Book retailers can return unsold books to printers at cost, and the unexpected return of inventory hurt Dorling Kindersley's results.

Current Outlook
     With some exceptions, foreign markets continue to behave independently of the U.S., and of each other. This diversity, in addition to the many attractive individual companies we continue to identify worldwide, contributes to my ongoing optimism about the potential of international investments. The broad trend toward government deregulation, and a somewhat newer trend toward profit-oriented, shareholder-friendly corporate management, should provide an increasingly healthy climate for global equity markets for some time to come.
     Thank you for your continued investment in Janus Overseas Fund.


--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) An International Fund is defined by Lipper as one which "invests its assets in securities whose primary trading markets are outside the United States." This ranking is based on total return, including reinvested dividends and capital gains for the stated period. Past performance is not predictive of future results.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 29

            JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the MSCI EAFE Index. Janus Overseas Fund is represented by a solid blue line. The MSCI EAFE Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($16,935) as compared to the MSCI EAFE Index ($11,658). There is a legend in the upper left quadrant of the graph which indicates Janus Overseas Fund's one-year and since inception (May 2, 1994) average annual total returns as 22.50% and 19.20%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


                 JANUS OVERSEAS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 82.1%
--------------------------------------------------------------------------------
Airlines - 0.2%
       3,627    SwissAir A.G.*,**                               $      3,175,453
--------------------------------------------------------------------------------
Apparel Manufacturers - 0.7%
     236,681    Adolfo Dominguez S.A.*                                 8,101,352
      94,360    Gucci Group N.V. - N.Y. Shares*                        6,546,225
--------------------------------------------------------------------------------
                                                                      14,647,577
--------------------------------------------------------------------------------
Athletic Footwear - 0.7%
     143,338    Adidas A.G.**                                         14,940,828
--------------------------------------------------------------------------------
Audio and Video Products - 0.9%
     244,500    Sony Corp.**                                          17,801,431
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 4.0%
      11,584    BMW A.G.**                                             9,485,733
     498,000    Honda Motor Co., Ltd.**                               15,460,718
      58,117    Mahindra & Mahindra, Ltd. (GDR)*                         700,310
      70,525    Tata Engineering & Locomotive Co., Ltd.                  835,721
     166,464    Tata Engineering & Locomotive Co., Ltd.
                (GDR)*,+                                               1,986,386
      84,333    Volkswagen A.G.**                                     53,619,276
--------------------------------------------------------------------------------
                                                                      82,088,144
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.1%
     612,553    LucasVarity PLC*,**                                    1,858,646
--------------------------------------------------------------------------------
Brewery - 0.6%
     836,800    Fomento Economico Mexicano S.A. de C.V.                3,924,862
     133,784    Zaklady Piwowarskie w Zywcu S.A.                       8,756,043
--------------------------------------------------------------------------------
                                                                      12,680,905
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
     519,375    Grupo Televisa S.A. (GDR)*                            12,010,547
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.4%
      78,231    Cubiertas y Mzov S.A.                                  7,872,638
--------------------------------------------------------------------------------
Building Products - Cement and Aggregates - 0.1%
   5,519,000    HI Cement Corp.+                                $      1,841,758
--------------------------------------------------------------------------------
Casino Services - 0.5%
   1,537,385    London Clubs International PLC**                       9,604,059
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.6%
     106,000    Millicom International Cellular S.A.*                  4,823,000
      26,573    Telecel-Comunicacaoes Pessoais S.A.*                   2,289,549
   1,381,065    Telecom Italia Mobile S.p.A.                           4,333,085
--------------------------------------------------------------------------------
                                                                      11,445,634
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.5%
     163,388    Akzo Nobel**,+                                        21,051,404
     881,289    BASF A.G.**                                           33,996,124
   1,051,638    BOC Group PLC**                                       16,133,897
--------------------------------------------------------------------------------
                                                                      71,181,425
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.3%
      30,296    Ciba Specialty Chemicals A.G.*,**                      2,611,304
      31,732    Clariant A.G.**                                       18,176,419
      11,756    SGL Carbon A.G.**, +                                   1,639,505
   1,271,167    Victrex PLC**                                          3,358,731
--------------------------------------------------------------------------------
                                                                      25,785,959
--------------------------------------------------------------------------------
Closed-End Funds - 0.3%
     132,570    Polish National Investment Fund -
                  Privatisation Certificate*                           5,763,434
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 30

                 JANUS OVERSEAS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Banks - 1.4%
     151,398    Banco Frances del Rio de la Plata S.A. (ADR)    $      4,598,714
      57,117    BG Bank A/S                                            2,504,367
   4,748,282    Credito Italiano S.p.A.                                6,659,729
     486,660    Equitable Banking Corp.*                               1,900,870
      48,580    Jyske Bank A/S                                         3,847,360
      84,564    Nordbanken A.B.** 2,597,660
     101,183    Sparbanken Sverige A.B. - Class A**                    1,805,574
      90,550    Sydbank A/S                                            4,231,301
--------------------------------------------------------------------------------
                                                                      28,145,575
--------------------------------------------------------------------------------
Commercial Services - 0.5%
     995,580    BTG PLC*,**                                           10,257,968
--------------------------------------------------------------------------------
Computer Services - 4.5%
     354,728    Cap Gemini Sogeti S.A.**                              21,485,321
   3,738,455    Capita Group PLC**                                    14,467,451
     342,473    CMG PLC**                                              6,399,041
     231,306    Delphi Group PLC**                                     3,096,366
     397,895    Enator A.B.*,**                                        8,013,187
     275,804    Getronics N.V.**                                       8,352,948
     143,354    Group Axime*,**                                       17,242,645
     381,180    Misys PLC**                                            7,653,971
       7,016    Sligos S.A.**                                            992,948
      69,329    WM-Data A.B. - Class B**                               5,036,972
--------------------------------------------------------------------------------
                                                                      92,740,850
--------------------------------------------------------------------------------
Computer Software - 1.9%
     208,532    Ark A.S.A.                                             1,757,096
     417,142    JBA Holdings PLC**                                     5,550,208
     401,662    Merkantildata A.S.A.                                   7,332,900
         594    NTT Data Corp.**                                      17,364,586
     139,380    SEMA Group PLC**                                       2,708,242
      64,348    TT Tieto Oy - Class B**                                4,884,570
--------------------------------------------------------------------------------
                                                                      39,597,602
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.1%
      26,000    Dassault Systemes S.A. (ADR)*                          1,602,250
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.4%
     570,000    Shiseido Co., Ltd.**                                   8,174,122
--------------------------------------------------------------------------------
Diamonds and Precious Stones - 0.1%
      27,806    De Beers Centenary A.G.**                              1,000,555
--------------------------------------------------------------------------------
Diversified Financial Services - 0.2%
      34,834    Compagnie Bancaire S.A.**                              4,595,693
--------------------------------------------------------------------------------
Diversified Operations - 6.5%
     369,603    Amer Group, Ltd.*,**                                   6,321,493
      24,421    Barco N.V.                                             4,163,601
     173,925    C.G. Smith, Ltd.**                                     1,005,255
     342,000    First Pacific Co., Ltd.                                  408,377
      59,743    Grupo Carso S.A. de C.V. - Series Al                     344,070
   2,005,848    Hays PLC**                                            17,786,875
     806,000    Hutchison Whampoa, Ltd.                                5,982,441
     157,467    Kinnevik A.B. - Class B**                              4,084,451
     590,623    Lagardere S.C.A.**                                    18,276,165
     390,138    Metra Oy - Class B**                                  10,646,351
   7,420,729    Rentokil Initial PLC**                                48,705,167
      88,539    South African Breweries, Ltd.**,+                      2,608,478
      13,319    Sulzer A.G.**                                          9,175,000
     327,713    TI Group PLC**                                         2,804,966
--------------------------------------------------------------------------------
                                                                     132,312,690
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.2%
     138,525    Elan Corp. PLC (ADR)*                                  4,709,850
--------------------------------------------------------------------------------
Electric - Generation - 0%
     658,650    Beijing Datang Power Generation Co., Ltd.*               342,227
--------------------------------------------------------------------------------
Electric - Integrated - 1.2%
      42,600    Centrais Electricas de Santa Catarina S.A.
                  (GDR)*,+                                          $  6,059,850
  95,100,000    Companhia de Eletricidade do Estado da Bahia*          7,555,858
     193,725    Companhia Energetica de Minas Gerais (ADR)             8,741,841
      56,575    Mosenergo (ADR)+                                       2,206,425
--------------------------------------------------------------------------------
                                                                      24,563,974
--------------------------------------------------------------------------------
Electric Products - 0.9%
      13,927    Le Carbone-Lorraine**,+                                3,304,946
     274,468    Siemens A.G.**                                        14,867,251
--------------------------------------------------------------------------------
                                                                      18,172,197
--------------------------------------------------------------------------------
Electronic Components - 3.6%
     333,135    Electrocomponents PLC**                                2,135,152
     774,758    Philips Electronics N.V.**                            40,445,873
     370,500    Philips Electronics N.V. - N.Y. Shares**              19,821,750
     365,076    Pricer A.B. - Class B**                               11,540,235
--------------------------------------------------------------------------------
                                                                      73,943,010
--------------------------------------------------------------------------------
Electronic Components -  Semiconductors  - 0.5%
      24,865    ASM Lithography Holding N.V.*,**,+                     1,857,114
       3,000    Rohm Co.**                                               232,606
      99,300    SGS-Thomson Microelectronics N.V. - N.Y. Shares*       7,782,638
--------------------------------------------------------------------------------
                                                                       9,872,358
--------------------------------------------------------------------------------
Engineering - Research and Development Services - 0.2%
      27,593    VA Technologie A.G.                                    4,286,043
--------------------------------------------------------------------------------
Film Processing - 0.2%
       1,003    Fotolabo S.A.**                                          328,788
      24,671    Grand Optical Photoservice**                           3,673,360
--------------------------------------------------------------------------------
                                                                       4,002,148
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.6%
   1,366,099    Provident Financial PLC**                             12,656,970
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 0.3%
     521,000    Nomura Securities Co., Ltd.**                          5,829,485
--------------------------------------------------------------------------------
Finance - Other Services - 0%
       1,784    Grupo Financiero Inbursa S.A. de C.V. - Class B            6,147
--------------------------------------------------------------------------------
Food - Catering - 0.5%
   1,000,389    Compass Group PLC**,+                                 10,992,359
--------------------------------------------------------------------------------
Food - Dairy Products - 0.6%
      51,792    Koninklijke Nutricia Verenidge Bedrijven N.V.**        7,858,765
   3,144,620    Parmalat Finanziaria S.p.A.                            4,564,807
--------------------------------------------------------------------------------
                                                                      12,423,572
--------------------------------------------------------------------------------
Food - Diversified - 1.0%
      17,337    Hero A.G.**,+                                          8,942,439
     146,176    Raision Tehtaat Oy**                                  12,107,306
--------------------------------------------------------------------------------
                                                                      21,049,745
--------------------------------------------------------------------------------
Food - Retail - 0%
      13,103    Pao De Acucar S.A.+                                      255,509
--------------------------------------------------------------------------------
Healthcare Safety Devices - 0.1%
     711,845    London International Group PLC**                       2,084,847
--------------------------------------------------------------------------------
Home Furnishings - 0.4%
     503,962    Ekornes A.S.A.                                         3,715,598
      36,372    Hunter Douglas N.V.**                                  2,968,599
     213,385    Pagnossin S.p.A.                                         747,026
--------------------------------------------------------------------------------
                                                                       7,431,223
--------------------------------------------------------------------------------
Hotels and Motels - 0.2%
       9,900    EIH, Ltd.+                                               157,113
      31,119    Indian Hotels Co., Ltd.*, +                              727,251
      64,691    Sol Melia S.A.*                                        2,214,308
--------------------------------------------------------------------------------
                                                                       3,098,672
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 31

                 JANUS OVERSEAS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Human Resources - 0.2%
     308,483    Michael Page Group PLC**                        $      2,737,978
       9,686    Randstad Holdings N.V.**                                 870,101
--------------------------------------------------------------------------------
                                                                       3,608,079
--------------------------------------------------------------------------------
Investment Companies - 0.3%
     215,005    Bure Investment A.B.**                                 2,713,085
      13,432    FIH A/S - Class B                                        321,983
      32,520    Incentive A.B. - Class B**                             2,134,703
--------------------------------------------------------------------------------
                                                                       5,169,771
--------------------------------------------------------------------------------
Lasers - Systems and Components - 0.3%
     393,025    Rofin-Sinar Technologies, Inc.*                        5,846,247
--------------------------------------------------------------------------------
Machinery - Construction and Mining - 0.1%
      90,269    Atlas Copco A.B. - Class A**                           2,232,134
--------------------------------------------------------------------------------
Machinery - Farm - 0.3%
     226,675    New Holland N.V.*                                      5,015,184
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.6%
   1,218,531    Powerscreen International PLC**                       12,011,420
--------------------------------------------------------------------------------
Machinery - Pumps - 0.2%
     201,550    Pfeiffer Vacuum Technology A.G. (ADR)*                 4,686,037
--------------------------------------------------------------------------------
Manufacturing - 0.1%
       8,199    Azkoyen S.A.                                           1,229,218
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.1%
--------------------------------------------------------------------------------
       2,063    Ares-Serono Group - Class B**                          2,769,453
--------------------------------------------------------------------------------
Medical - Drugs - 7.3%
     153,150    Eisai Co., Ltd.**                                      2,654,873
     824,649    Glaxo Wellcome PLC**                                  16,237,546
      18,374    Novartis A.G.**                                       24,217,057
     449,259    Orion-Yhtyma Oy - Class B**                           16,835,483
     726,992    Rhone-Poulenc - Class A**                             24,451,578
     187,925    Rhone-Poulenc Rorer, Inc.                             13,554,090
       4,595    Roche Holding A.G.**                                  38,826,058
     348,613    SmithKline Beecham PLC**                               5,608,513
      14,650    SmithKline Beecham PLC (ADR)**                         1,181,156
      74,000    Takeda Chemical Industries**                           1,708,454
      71,500    Teva Pharmaceutical Industries, Ltd. (ADR)             3,628,625
--------------------------------------------------------------------------------
                                                                     148,903,433
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.4%
      37,064    Gehe A.G.**                                            2,465,704
     290,525    Grupo Casa Autrey S.A. de C.V. (ADR)                   5,047,872
--------------------------------------------------------------------------------
                                                                       7,513,576
--------------------------------------------------------------------------------
Medical Products - 1.7%
     123,085    Biocompatibles International PLC*,**                   2,440,550
     741,650    Fresenius Medical Care A.G. (ADR)*                    21,785,969
     317,217    Medical Invest Svenska A.B. - Class B*,**,#           10,310,420
--------------------------------------------------------------------------------
                                                                      34,536,939
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.1%
   1,126,152    Assa-Abloy A.B. - Class B**                           22,033,582
--------------------------------------------------------------------------------
Money Center Banks - 7.7%
     343,963    Banque Nationale de Paris**                           14,674,660
     713,335    Barclays PLC**                                        13,287,611
     109,926    Credit Suisse Group**                                 12,384,456
     802,136    Deutsche Bank A.G.**                                  42,337,859
     177,776    ING Groep N.V.*,**                                     6,981,066
   4,210,212    Lloyds TSB Group PLC**                                38,528,589
     217,000    Mitsui Trust and Banking Co., Ltd.**                   1,237,862
      17,841    Schweizensche Bankgesellschaft - Class B**            16,891,251
      98,467    Skandinaviska Enskilda Banken - Class A**              1,004,062
      53,171    Societe Generale**                                     5,958,124
     412,000    Sumitomo Trust & Banking Co., Ltd.**                   3,408,593
      21,858    Unidanmark A/S - Class A                               1,081,092
--------------------------------------------------------------------------------
                                                                     157,775,225
--------------------------------------------------------------------------------
Mortgage Banks - 1.2%
     463,007    Deutsche Pfandbrief & Hypothekenbank A.G.**     $     25,186,892
--------------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing - 0%
      22,320    Bajaj Auto, Ltd. (GDR)+                                  716,472
--------------------------------------------------------------------------------
Multi-line Insurance - 1.8%
       3,429    Baloise Holdings, Ltd. - Class R*,**                   7,237,629
     216,131    Pohjola Insurance Group - Class B**                    6,163,752
      47,256    Sampo Insurance Co., Ltd. - Class A**                  4,277,323
     250,021    Skandia Forsakrings A.B.**7,234,059
      36,517    Zurich Versicherungsgesellschaft**                    11,995,238
--------------------------------------------------------------------------------
                                                                      36,908,001
--------------------------------------------------------------------------------
Office Automation and Equipment - 0.9%
     645,000    Canon, Inc.**                                         15,297,846
      23,492    Oce-Van Der Grinten N.V.**                             2,842,279
--------------------------------------------------------------------------------
                                                                      18,140,125
--------------------------------------------------------------------------------
Office Furnishings - 1.3%
     448,248    Koninklijke Ahrend N.V.**,#                           27,151,108
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.5%
     110,044    Elf Aquitaine S.A.**                                  10,671,851
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.6%
      50,075    Lukoil Oil Co. (ADR)                                   2,804,200
     317,500    YPF S.A. (ADR)                                         8,770,938
--------------------------------------------------------------------------------
                                                                      11,575,138
--------------------------------------------------------------------------------
Oil Refining and Marketing - 0.4%
     347,300    Bharat Petroleum Corp., Ltd.                           3,739,629
     320,300    Hindustan Petroleum Corp., Ltd.*                       3,740,041
--------------------------------------------------------------------------------
                                                                       7,479,670
--------------------------------------------------------------------------------
Photo Equipment and Supplies - 0.1%
      44,286    Leica Camera A.G.*,**,+                                1,355,434
--------------------------------------------------------------------------------
Pipelines - 0%
      30,250    Gazprom (ADR)*,+                                         464,338
--------------------------------------------------------------------------------
Publishing - Books - 0.2%
      27,909    Wolters Kluwer N.V.**                                  3,307,923
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.1%
      86,777    Pearson PLC**                                            997,599
--------------------------------------------------------------------------------
Real Estate Investment and Management - 1.7%
       6,592    Diligentia A.B.*,**                                       69,739
   1,284,000    Mitisubishi Estate Co., Ltd.**                        16,187,747
     832,000    Mitsui Fudosan Co., Ltd.**                             9,505,948
     128,971    NK Cityfastigheter A.B.*,**,+                            904,137
     802,026    Tornet Fastighets A.B.**                               8,689,346
--------------------------------------------------------------------------------
                                                                      35,356,917
--------------------------------------------------------------------------------
Recreational Vehicles - 0%
      21,000    Yamaha Motor Co., Ltd.**                                 186,983
--------------------------------------------------------------------------------
Recycling - 0.5%
     537,716    Tomra Systems A.S.A.                                  10,420,863
--------------------------------------------------------------------------------
Retail - Apparel and Shoe - 0%
      16,659    Cortefiel S.A.                                           538,288
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0%
      65,000    Isetan Co.**                                             717,043
--------------------------------------------------------------------------------
Retail - Diversified - 0.3%
      81,553    Eurobike A.G.**                                        2,166,376
      61,500    Ryohin Keikaku Co., Ltd.**                             4,312,898
--------------------------------------------------------------------------------
                                                                       6,479,274
--------------------------------------------------------------------------------
Retail - Pubs - 0.2%
     183,206    Wetherspoon (J.D.) PLC**                               3,478,060
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.3%
   1,282,434    Harvey Nichols PLC**,+                                 6,450,720
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 32

JANUS OVERSEAS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Retail - Restaurants - 0.1%
      41,078    Tele Pizza S.A.*                                $      1,884,118
--------------------------------------------------------------------------------
Rubber - Tires - 0.6%
     230,036  Compagnie Generale des
                Etablissements Michelin - Class B**                   12,852,965
--------------------------------------------------------------------------------
Security Services - 0.5%
     190,765    Prosegur Companhia de Seguridad S.A.                   2,069,913
     372,584    Securitas A.B. - Class B**                             8,975,646
--------------------------------------------------------------------------------
                                                                      11,045,559
--------------------------------------------------------------------------------
Special Purpose Banks - 0.6%
      75,774    CLF-Dexia France**                                     7,010,854
      48,719    Credit Communal Holding/Dexia+                         4,841,892
--------------------------------------------------------------------------------
                                                                      11,852,746
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.1%
      72,479    Alcatel Alsthom**                                      8,059,607
     387,215    Nokia A.B - Class A**                                 23,923,644
     115,725    Nokia Corp. (ADR) - Class A**                          7,478,728
     134,895    Tandberg A.S.A.*                                       1,506,033
     343,534    Tandberg Television A.S.A.*                            2,749,896
--------------------------------------------------------------------------------
                                                                      43,717,908
--------------------------------------------------------------------------------
Telecommunication Services - 3.3%
  12,045,601    Freepages Group PLC*,**                                7,818,077
     187,914    SK Telecom Co., Ltd. (ADR)                             1,785,179
   1,153,089    Stet Societa' Finanziaria Telefonica S.p.A.            5,473,531
   1,910,564    Telecom Italia S.p.A.                                  5,059,123
     720,524    Telefonaktiebolaget L.M. Ericsson - Class B**         22,776,125
     204,925    Telefonaktiebolaget L.M. Ericsson
                  (ADR) - Class B**                                    6,890,603
   1,061,970    Telefonica del Peru S.A. - Class B                     2,564,064
     510,225    Telefonica del Peru S.A. (ADR) - Class B              12,245,400
      63,280    Telinfo S.A.*                                          3,357,098
--------------------------------------------------------------------------------
                                                                      67,969,200
--------------------------------------------------------------------------------
Telephone - Integrated - 2.0%
      55,700    Portugal Telecom S.A. (ADR)                            2,060,900
       4,075    Nippon Telegraph & Telephone Corp.**                  28,737,881
      63,075    Telecom Argentina Stet S.A. (ADR)                      3,153,750
     191,425    Telefonica de Argentina S.A. (ADR)                     6,364,881
--------------------------------------------------------------------------------
                                                                      40,317,412
--------------------------------------------------------------------------------
Television - 0.1%
      95,550    CanWest Global Communications Corp.                    1,277,981
      32,790    Central European Media Enterprises, Ltd. (ADR)*          930,416
--------------------------------------------------------------------------------
                                                                       2,208,397
--------------------------------------------------------------------------------
Textile - Apparel - 0.4%
      82,044    Wolford A.G.                                           8,455,134
--------------------------------------------------------------------------------
Tobacco - 0.2%
     451,000    PT Hanjaya Mandala Sampoerna                           1,814,207
     209,793    Souza Cruz S.A.                                        1,696,435
     232,564    Swedish Match A.B.**                                     758,861
--------------------------------------------------------------------------------
                                                                       4,269,503
--------------------------------------------------------------------------------
Traffic Management Systems - 0.1%
   6,252,000    Shenzhen Expressway Co. - Class H*,+                   2,058,034
--------------------------------------------------------------------------------
Transportation Services - 0.7%
      62,504    Koninklijke Nedlloyd Groep N.V.**                      1,434,176
   1,381,191    Stagecoach Holdings PLC**                             13,323,461
--------------------------------------------------------------------------------
                                                                      14,757,637
--------------------------------------------------------------------------------
Travel Services - 0.3%
       2,436    Kuoni Reisen A.G. - Class B**                          7,009,896
--------------------------------------------------------------------------------
Total Common Stock (cost $1,527,004,513)                           1,676,157,585
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.1%
       1,042    Porsche A.G.**                                  $      1,353,899
--------------------------------------------------------------------------------
Brewery - 0.1%
   3,090,000    Companhia Cervejaria Brahma                            2,102,053
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.3%
      25,853    Fresenius A.G.**                                       5,815,064
--------------------------------------------------------------------------------
Electric - Integrated - 0.4%
     475,000    Centrais Electricas de Santa Catarina S.A.               669,933
 182,208,000    Companhia Energetica de Minas Gerais                   8,307,421
  36,000,000    Companhia Paranaense de Energia-Copel                    560,205
--------------------------------------------------------------------------------
                                                                       9,537,559
--------------------------------------------------------------------------------
Medical Products - 0.1%
      18,516    Fresenius Medical Care A.G.*,**                        1,331,229
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.3%
  27,671,000    Petroleo Brasileiro S.A.                               5,827,999
--------------------------------------------------------------------------------
Telephone - Integrated - 0.6%
     113,425    Telecomunicacoes Brasileiras S.A.(ADR)                13,015,519
--------------------------------------------------------------------------------
Total Preferred Stock (cost $29,947,004)                              38,983,322
--------------------------------------------------------------------------------
Rights - 0%
--------------------------------------------------------------------------------
Medical Products - 0%
      25,853    Fresenius A.G.*,** (cost $0)                             100,030
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 9.6%
 $26,800,000    CIT Holdings
                  5.62%, 5/1/97                                       26,800,000
  50,000,000    Deutsche Bank A.G.
                  5.47%, 5/7/97                                       49,954,417
  50,000,000    General Electric Capital Corp.
                  5.46%, 5/6/97                                       49,962,083
  20,000,000    Household Finance Corp.
                  5.58%, 5/1/97                                       20,000,000
  50,000,000    IBM Corp.
                  5.49%, 5/15/97                                      49,893,250
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $196,609,750)       196,609,750
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.5%
                Fannie Mae:
  50,000,000      5.40%, 5/16/97                                      49,887,500
  50,000,000      8.91%, 6/17/97                                      49,646,194
  50,000,000      5.72%, 7/10/97                                      49,458,500
  25,000,000      5.72%, 7/17/97                                      24,702,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $173,706,917)         173,694,694
--------------------------------------------------------------------------------
Total Investments (total cost $1,927,268,184) - 102.1%             2,085,545,381
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.1%)     (43,551,182)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $2,041,994,199
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 33

                 JANUS OVERSEAS FUND April 30, 1997 (unaudited)

                       Summary of Investments by Country
                                 April 30, 1997

Country                         % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Argentina                                  1.1%                   $   22,888,283
Austria                                    0.6%                       12,741,177
Belgium                                    0.6%                       12,362,591
Brazil                                     2.6%                       54,792,623
Canada                                     0.1%                        1,277,981
Denmark                                    0.6%                       11,986,103
Finland                                    4.4%                       92,638,650
France                                     7.8%                      162,635,605
Germany                                   11.4%                      238,063,626
Hong Kong                                  0.4%                        8,791,079
India                                      0.6%                       12,602,923
Indonesia                                  0.1%                        1,814,207
Ireland                                    0.2%                        4,709,850
Israel                                     0.2%                        3,628,625
Italy                                      1.3%                       26,837,301
Japan                                      7.1%                      148,819,076
Luxembourg                                 0.2%                        4,823,000
Mexico                                     1.0%                       21,333,498
Netherlands                                7.8%                      162,903,556
Norway                                     1.3%                       27,482,386
Peru                                       0.7%                       14,809,464
Philippines                                0.2%                        3,742,628
Poland                                     0.7%                       14,519,477
Portugal                                   0.2%                        4,350,449
Russia                                     0.3%                        5,474,963
South Africa                               0.2%                        4,614,288
South Korea                                0.1%                        1,785,179
Spain                                      1.2%                       23,909,835
Sweden                                     6.2%                      129,804,581
Switzerland                                7.9%                      163,740,441
United Kingdom                            14.2%                      295,957,155
United States++                           18.7%                      389,704,781
--------------------------------------------------------------------------------
Total                                    100.0%                   $2,085,545,381
================================================================================
++Includes Short-Term Securities (0.9% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                      Currency          Currency     Unrealized
Settlement Date                      Units Sold    Value in $U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/24/97                22,000,000     $  35,659,800  $     385,000
British Pound 7/28/97                26,000,000        42,138,200       (89,466)
Dutch Guilder 7/21/97                60,000,000        31,014,163      2,467,980
Dutch Guilder 7/24/97                60,000,000        31,020,577      1,905,750
Dutch Guilder 8/11/97                15,000,000         7,765,985        285,113
Finnish Markka 5/12/97                3,751,000           723,293        111,654
Finnish Markka 7/18/97                1,700,000           329,566         35,084
Finnish Markka 7/28/97                  850,000           164,914         15,163
French Franc 7/18/97                  4,000,000           689,953         65,517
French Franc 8/4/97                 130,000,000        22,449,015      1,289,641
French Franc 8/11/97                 80,000,000        13,821,461        499,544
French Franc 9/11/97                  2,220,000           384,376          3,770
German Deutschemark 7/17/97           7,000,000         4,069,294        389,588
German Deutschemark 7/21/97          10,000,000         5,814,968        455,686
German Deutschemark 7/23/97           2,800,000         1,628,475        115,747
German Deutschemark 7/24/97          32,323,000        18,800,093      1,189,862
German Deutschemark 8/11/97          10,000,000         5,824,451        270,880
German Deutschemark 9/11/97             800,000           467,071          4,154
Japanese Yen 6/17/97                770,000,000         6,062,949        878,365
Japanese Yen 7/18/97                910,000,000         7,165,648        861,521
Japanese Yen 8/12/97              1,500,000,000        11,811,944        522,568
Japanese Yen 9/11/97                150,000,000         1,181,247         83,039
Japanese Yen 11/4/97              2,000,000,000        15,743,779        413,920
South African Rand 11/3/97           11,000,000         2,355,259      (248,786)
Swedish Krona 7/18/97                84,500,000        10,818,770      1,458,746
Swedish Krona 7/23/97                25,000,000         3,201,557        354,631
Swedish Krona 7/28/97                21,000,000         2,689,894        299,771
Swiss Franc 5/12/97                   1,671,000         1,136,580        207,402
Swiss Franc 7/18/97                   8,500,000         5,827,106        472,597
Swiss Franc 7/21/97                   6,000,000         4,114,662        262,025
Swiss Franc 7/23/97                   4,000,000         2,743,861        135,494
Swiss Franc 7/24/97                  13,000,000         8,918,159        337,804
Swiss Franc 8/4/97                   18,000,000        12,364,336        516,729
Swiss Franc 8/11/97                  15,000,000        10,312,113        272,884
--------------------------------------------------------------------------------
                                                     $329,213,519    $16,229,377
================================================================================

See Notes to Schedule of Investments

            JANUS OVERSEAS FUND APRIL 30, 1997 SEMIANNUAL REPORT 34

        JANUS SPECIAL SITUATIONS FUND Portfolio Manager, David C. Decker

Performance
     Janus Special Situations Fund opened on December 31, 1996. As of April 30, 1997, the end of the first fiscal period, the Fund gained 8.30%. The S&P 500 Index gained 8.81% for the same period. Both returns include reinvested dividends.
     I would like to thank you for your initial investment and confidence in Janus Special Situations Fund, and to take a moment to outline my investment philosophy. My approach is to find unique investment opportunities - special situations that have been overlooked or not yet recognized by Wall Street. These opportunities often hinge on a projected change, such as corporate restructuring, new management, or better capital deployment. The challenge is to find these companies early, because it is before they are well recognized that special situations offer the most favorable risk-reward relationship.
     Risk-reward is a very important aspect of the special situations strategy. I want to identify companies that have significant upside potential and limited downside risk. Companies that do not have high expectations built into their valuations are often good candidates. When investors are not expecting a lot, positive performance tends to be rewarded substantially more than poor performance is penalized.
     I also look for three basic qualities in companies: a solid business, the ability to generate exceptional discretionary cash, also known as free cash flow, and a high-quality management team that is committed to investing cash at a very high rate of return. This last point is pivotal and is, I believe, the most important question to answer before making an investment, because how management reinvests the company's free cash flow can distinguish good companies from the rest. The great companies recognize that reinvesting cash at the highest reasonable rate of return is their primary responsibility to shareholders, whether this is accomplished through acquisitions, capital spending for growth, or share repurchase. Tyco International, and Allied Signal, two outstanding multi-industry companies, have senior management that is committed to reinvesting cash at the highest rate of return they can find. These are the types of companies that dominate the portfolio.

Portfolio Profile                    April 30, 1997
---------------------------------------------------
Equities                                  99.3%
  Foreign                                 11.2%
  Europe                                  10.3%
Top 10 Equities (% of Assets)             41.5%
Number of Stocks                            59
Cash & Cash Equivalents                    0.7%
---------------------------------------------------
Top 10 Equity Holdings               April 30, 1997
World Color Press                          6.8%
Young Broadcasting Crop                    5.1%
Heritage Media Corp.                       4.7%
Samsonite Corp.                            4.7%
Tyco International, Ltd.                   3.9%
Federal-Mogul Corp.                        3.3%
Fruit of the Loom, Inc. - Class A          3.3%
Gibson Greetings, Inc.                     3.3%
Philips Electronics N.V. - N.Y. Shares     3.2%
Westinghouse Electric Corp.                3.2%
---------------------------------------------------
---------------------------------------------------
Top 5 Industries                     April 30, 1997
Diversified Operations                     9.2%
Printing - Commercial                      6.8%
Publishing - Newspapers                    6.5%
Savings/Loan/Thrifts                       5.6%
Life and Health Insurance                  5.4%
---------------------------------------------------

Stock Highlights
     Two companies in particular, Federal-Mogul and Heritage Media, impacted the Fund's performance during the period, and are also good examples of the special situations approach. Federal-Mogul, an automotive parts manufacturer and distributor had been mismanaged for the last eight years, and its share price reflected investors' lack of confidence in the company's ability to improve its operations. However, the selection of a new CEO late last year was followed by an aggressive restructuring plan. Investors are now recognizing that efficiently run, Federal-Mogul can be an excellent company.
     World Color Press, the Fund's largest position, has done everything right but has been totally neglected, partly because it is in the unglamorous printing industry. The company has far better growth potential than its competition, which is not reflected in its market valuation.
     Heritage Media fell out of favor last year following News Corp.'s decision to compete directly with a division of Heritage, thereby damaging the pricing environment. However, the stock fell far more than was warranted by the ongoing fundamentals. I took a position in the belief that all the bad news was reflected in the stock price. Ironically, News Corp. subsequently purchased Heritage at an 80% premium to the market.
     There were also some disappointments during the period. Young Broadcasting declined significantly due to disruptions in its advertising revenue at a recently acquired television station, KCAL in Los Angeles. I believe the resulting sales shortfall was an isolated event, and is not representative of the quality of KCAL. Overall, I am still very enthusiastic about Young Broadcasting's future. Since the period ended, the stock price has recouped most of its lost ground. However, manufacturing conglomerate Raychem was sold at a loss after gross margin pressure proved to be more than I had anticipated.

Current Outlook and Strategy
     I do not try to forecast the market any more than I would try to forecast the weather - neither of which I can control. What I can do, is find unique investment opportunities whose prospects are dependent primarily on internal business factors. By sticking to this strategy, I believe we will be rewarded over time, irrespective of the short-term vacillations of the market.
     Thank you for your investment in Janus Special Situations Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 35

        JANUS SPECIAL SITUATIONS FUND Portfolio Manager, David C. Decker

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($10,830) as compared to the S&P 500 Index ($10,881). There is a legend in the lower center of the graph which indicates Janus Special Situations Fund's since inception (December 31, 1996) average annual total return as 8.30%.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

            JANUS SPECIAL SITUATIONS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 98.4%
--------------------------------------------------------------------------------
Advertising Sales - 2.5%
      48,275    Lamar Advertising Co.*                          $        953,431
      80,000    Universal Outdoor Holdings, Inc.*                      2,180,000
--------------------------------------------------------------------------------
                                                                       3,133,431
--------------------------------------------------------------------------------
Aerospace and Defense - 0.6%
      10,000    AlliedSignal, Inc.                                       722,500
--------------------------------------------------------------------------------
Apparel Manufacturers - 3.3%
     115,000    Fruit of the Loom, Inc. - Class A*                     4,140,000
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.3%
       2,567    Volkswagen A.G.                                        1,632,110
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 3.3%
     150,000    Federal-Mogul Corp.                                    4,143,750
--------------------------------------------------------------------------------
Building and Construction Products - 0.5%
      60,000    Schuller Corp.*                                          585,000
--------------------------------------------------------------------------------
Chemicals - Diversified - 1.5%
      50,000    Cytec Industries, Inc.*                                1,881,250
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.6%
      20,000    Goodrich (B.F.) Co.                                      797,500
--------------------------------------------------------------------------------
Commercial Banks - 1.6%
      25,000    State Street Corp.                                     1,968,750
--------------------------------------------------------------------------------
Computer Services - 2.9%
     110,000    Bell & Howell Co.*                                     2,598,750
     276,423    Capita Group PLC**                                     1,069,730
--------------------------------------------------------------------------------
                                                                       3,668,480
--------------------------------------------------------------------------------
Computers - Integrated Systems - 1.9%
     140,000    Wang Laboratories, Inc.*                               2,432,500
--------------------------------------------------------------------------------
Consumer Products - 3.3%
     200,000    Gibson Greetings, Inc.*                                4,100,000
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 1.9%
     255,000    Playtex Products, Inc.*                         $      2,358,750
--------------------------------------------------------------------------------
Direct Marketing - 4.7%
     320,000    Heritage Media Corp.*                                  5,840,000
--------------------------------------------------------------------------------
Diversified Financial Services - 1.9%
      45,000    Associates First Capital Corp. - Class A               2,306,250
--------------------------------------------------------------------------------
Diversified Operations - 9.2%
      80,000    Tyco International, Ltd.                               4,880,000
      12,150    Unilever N.V. - N.Y. Shares**                          2,384,437
      11,800    Viad Corp.                                               179,950
     231,675    Westinghouse Electric Corp.                            3,938,475
--------------------------------------------------------------------------------
                                                                      11,382,862
--------------------------------------------------------------------------------
Electronic Components - 4.3%
      25,000    Philips Electronics N.V.**                             1,305,113
      75,000    Philips Electronics N.V. - N.Y. Shares**               4,012,500
--------------------------------------------------------------------------------
                                                                       5,317,613
--------------------------------------------------------------------------------
Human Resources - 1.0%
      32,375    Robert Half International, Inc.*                       1,270,719
--------------------------------------------------------------------------------
Instruments - Scientific - 1.0%
      25,000    Dionex Corp.*                                          1,221,875
--------------------------------------------------------------------------------
Life and Health Insurance - 5.4%
      57,000    ALLIED Life Financial Corp.                              897,750
     144,850    Nationwide Financial Services, Inc. - Class A*         3,838,525
      25,000    UNUM Corp.                                             1,925,000
--------------------------------------------------------------------------------
                                                                       6,661,275
--------------------------------------------------------------------------------
Machinery - Farm - 0.4%
      20,000    AGCO Corp.                                               517,500
--------------------------------------------------------------------------------
Machinery - Pumps - 0.9%
      50,000    Pfeiffer Vacuum Technology A.G. (ADR)*                 1,162,500
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 36

            JANUS SPECIAL SITUATIONS FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Manufacturing - 4.7%
     140,000    Samsonite Corp.*                                $      5,810,000
--------------------------------------------------------------------------------
Medical Instruments - 1.9%
      59,550    Sofamor Danek Group, Inc.*                             2,322,450
--------------------------------------------------------------------------------
Money Center Banks - 1.6%
       6,525    BankAmerica Corp.                                        762,609
      63,000    Barclays PLC**                                         1,173,529
--------------------------------------------------------------------------------
                                                                       1,936,138
--------------------------------------------------------------------------------
Multi-Line Insurance - 2.4%
      64,000    Horace Mann Educators Corp.                            3,000,000
--------------------------------------------------------------------------------
Office Automation and Equipment - 2.7%
      55,000    Xerox Corp.                                            3,382,500
--------------------------------------------------------------------------------
Printing - Commercial - 6.8%
     350,000    World Color Press, Inc.*                               8,400,000
--------------------------------------------------------------------------------
Publishing - Newspapers - 6.5%
      50,000    Central Newspapers, Inc. - Class A                     2,693,750
      72,025    Harte-Hanks Communications                             1,962,681
     340,000    Hollinger International, Inc.                          3,400,000
--------------------------------------------------------------------------------
                                                                       8,056,431
--------------------------------------------------------------------------------
Retail - Discount - 0.6%
      25,000    Wal-Mart Stores, Inc.                                    706,250
--------------------------------------------------------------------------------
Retail - Hypermarkets - 0.2%
       9,000    Costco Companies, Inc.*                                  259,875
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 5.6%
      59,725    BostonFed Bancorp, Inc.                                  910,806
      50,250    Catskill Financial Corp.                                 722,344
      82,350    Dime Community Bancorp, Inc.*                          1,456,566
      69,575    First Defiance Financial Corp.                           887,081
      28,250    GA Financial, Inc.                                       444,938
      69,475    Home Bancorp of Elgin, Inc.                            1,042,125
      34,775    Little Falls Bancorp, Inc.                               452,075
      16,575    Mechanics Savings Bank*                                  284,883
      43,550    Roslyn Bancorp, Inc.*                                    707,687
--------------------------------------------------------------------------------
                                                                       6,908,505
--------------------------------------------------------------------------------
Soap and Cleaning Preparations - 0.6%
      45,900    Dial Corp.                                               711,450
--------------------------------------------------------------------------------
Super-Regional Banks - 1.1%
       5,000    Wells Fargo & Co.                                      1,333,750
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.9%
      25,000    Periphonics Corp.*                                       343,750
     140,000    Shared Technologies Fairchild, Inc.*                     787,500
--------------------------------------------------------------------------------
                                                                       1,131,250
--------------------------------------------------------------------------------
Telephone - Local - 3.1%
      70,000    Cincinnati Bell, Inc.                                  3,920,000
--------------------------------------------------------------------------------
Television - 5.1%
     240,000    Young Broadcasting Corp. - Class A*                    6,360,000
--------------------------------------------------------------------------------
Transportation - Truck - 0.6%
      64,675    Consolidated Freightways Corp.*                          711,425
--------------------------------------------------------------------------------
Total Common Stock (cost $115,894,664)                               122,194,639
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
      10,000    Telecomunicacoes Brasileiras S.A. (ADR)
                 (cost $891,625)                                       1,147,500
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.9%
                Household Finance Corp.
  $1,100,000      5.58%, 5/1/97 (amortized cost $1,100,000)            1,100,000
--------------------------------------------------------------------------------
Total Investments (cost $117,886,289) - 100.2%                       124,442,139
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)        (200,097)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $124,242,042
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                           % of Investment Securities        Market Value
--------------------------------------------------------------------------------
Brazil                                         0.9%                 $  1,147,500
Germany                                        2.3%                    2,794,609
Netherlands                                    6.2%                    7,702,050
United Kingdom                                 1.8%                    2,243,258
United States++                               88.8%                  110,554,722
--------------------------------------------------------------------------------
Total                                        100.0%                 $124,442,139
================================================================================
++Includes Short-Term Securities (88.0% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                      Currency          Currency     Unrealized
Settlement Date                      Units Sold    Value in $U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/22/97                 1,000,000        $1,619,300      ($26,900)
Dutch Guilder 9/22/97                 7,100,000         3,687,737         20,777
--------------------------------------------------------------------------------
                                                       $5,307,037       ($6,123)
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 37

             JANUS TWENTY FUND Portfolio Manager, Thomas F. Marsico

Performance
     Janus Twenty Fund gained 9.85% during the first half of our fiscal year, October 31, 1996 to April 30, 1997. The S&P 500 Index was up 14.71% for the period. Both returns include reinvested dividends.
     For the 12 months ended April 30, Janus Twenty Fund was ranked 13 out of 204 Capital Appreciation Funds (top 6%) tracked by Lipper Analytical Services, a mutual fund rating company.(1)
     Given the market's lack of breadth this last six months, and the volatility late in the period, Janus Twenty Fund produced solid results. Investors had a very narrow focus in the first half, with an elite group of larger capitalization stocks continuing to outperform smaller stocks by an extreme margin. According to one study, this has been the widest divergence in stock performance in sixty years. To beat the Index, you had to own a few popular, and often expensive, companies. Anything outside of this elite circle was frequently pummeled by negative market sentiment.
     As the first half came to an end, however, a powerful market rebound lifted prices across the equity spectrum, so we may finally be returning to a market powered by business fundamentals and earnings potential - the real drivers of long-term stock performance.
--------------------------------------------------------------------------------
Portfolio Profile                   April 30, 1997              October 31, 1996
Equities                                 93.8%                       97.4%
  Foreign                                 2.2%                        5.6%
Top 10 Equity Holdings (% of Assets)     63.7%                       56.8%
Top 20 Equity Holdings (% of Assets)     91.8%                       86.9%
Number of Stocks                           23                          28
Cash & Cash Equivalents                   6.2%                        2.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings              April 30, 1997              October 31, 1996
Citicorp                                  9.4%                        6.4%
Monsanto Co.                              7.9%                        4.0%
Wells Fargo & Co.                         7.5%                       10.3%
UAL Corp.                                 7.3%                        5.7%
Lucent Technologies, Inc.                 7.2%                        4.9%
Nike, Inc. - Class B                      5.3%                        4.6%
General Electric Co.                      5.0%                        3.0%
E.I. du Pont de Nemours and Co.           4.8%                         --
Fannie Mae                                4.7%                        2.0%
Eli Lilly & Co.                           4.6%                        2.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                    April 30, 1997              October 31, 1996
Medical - Drugs                          13.2%                        7.1%
Chemicals -  Diversified                 12.6%                        4.0%
Money Center Banks                       10.2%                       12.7%
Super-Regional Banks                      7.5%                       10.3%
Transportation - Airlines                 7.3%                        5.7%
--------------------------------------------------------------------------------
Stock Highlights
     Technology stocks were under pressure for much of the period, although they bounced back in the rally as the period ended. Our positions include Lucent Technologies, the leading provider of large network switching equipment, Texas Instruments, a large manufacturer of semiconductors, and Microsoft, the leading developer and marketer of PC networking software.
     Among our drug stocks, Monsanto is undergoing dramatic positive changes to unlock earnings potential. The company continues to transform itself from a slow-growth chemical company, whose profits were determined largely by the general strength of the economy, into a high-margin drug and agri-business company. Monsanto's gene-related research is transferable to both agriculture and pharmaceuticals and can address specific threats to both plants and humans. Products range from pest-resistant seeds to site-selective pain relief. Searle, a division of Monsanto, also has a drug that could revolutionize the treatment of arthritis.
     Warner-Lambert has two very exciting drugs that have recently come to market and achieved sales well above expectations. Lipitor lowers cholesterol and has already picked up a 13.5% share of the market in only a few months, an unprecedented performance. Lipitor is being marketed in a joint agreement with Pfizer, but is going against competing products from Merck and Bristol-Myers Squibb in a hotly contested marketplace. Lipitor has the advantage, however, of lowering cholesterol significantly more effectively than the competition and being the only product to also reduce triglycerides. Warner-Lambert's other drug, Rezulin, is an oral treatment for diabetes that eliminates the need for injections in many patients and helps a significant number of others better control their bodies' insulin. Both drugs are potentially billion dollar revenue generators and represent an enormous turnaround for Warner-Lambert, which has the potential for 20%-plus sales growth into the year 2000.
     New holding DuPont is also in the midst of significant changes. Senior management is increasing returns by lowering costs, allocating capital to high-return segments of its business, and closely evaluating acquisitions and divestitures.
     During the half, I sold athletic apparel maker Fila when it failed to meet our earnings estimates, as well as Fluor, a large international engineering and construction firm, when earnings projections had to be lowered.

Current Outlook
     Despite the market's recent volatility, I remain very positive on the business environment in the U.S. and on the potential of our companies. They are lean and extremely flexible. Their productivity continues to grow, as does their penetration of global markets. Even if interest rates move moderately higher, these stocks should generate strong earnings and substantial returns.
     Thank you for your investment in Janus Twenty Fund.

--------------------------------------------------------------------------------
(1) A Capital Appreciation Fund is defined by Lipper as one which "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of April 30, 1997, Janus Twenty Fund ranked 23/77 Capital Appreciation Funds for the 5-year period, and number one out of 56 funds for the 10-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 38

             JANUS TWENTY FUND Portfolio Manager, Thomas F. Marsico

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($63,557) as compared to the S&P 500 Index
($62,280). There is a legend in the upper left quadrant of the graph which indicates Janus Twenty Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total return as 23.43%, 15.26%, 15.93% and 16.66%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                  JANUS TWENTY FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 93.8%
--------------------------------------------------------------------------------
Aerospace and Defense - 3.3%
   1,539,475    Boeing Co.                                      $    151,830,722
--------------------------------------------------------------------------------
Apparel Manufacturers - 0.4%
     299,993    Gucci Group N.V. - N.Y. Shares                        20,812,014
--------------------------------------------------------------------------------
Athletic Footwear - 5.3%
   4,397,880    Nike, Inc. - Class B                                 247,380,750
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 2.0%
   1,479,000    Coca-Cola Co.                                         94,101,375
--------------------------------------------------------------------------------
Casino Hotels - 2.2%
   5,007,425    Mirage Resorts, Inc.*                                100,774,428
--------------------------------------------------------------------------------
Chemicals - Diversified - 12.6%
   2,086,950    E.I. du Pont de Nemours and Co.                      221,477,569
   8,573,050    Monsanto Co.                                         366,497,887
--------------------------------------------------------------------------------
                                                                     587,975,456
--------------------------------------------------------------------------------
Computer Software - 1.0%
     400,000    Microsoft Co.*                                        48,600,000
--------------------------------------------------------------------------------
Data Processing and Management - 4.2%
   5,674,546    First Data Corp.                                     195,771,837
--------------------------------------------------------------------------------
Diversified Operations - 5.0%
   2,078,400    General Electric Co.                                 230,442,600
--------------------------------------------------------------------------------
Electronic Components - 1.7%
     897,900    Texas Instruments, Inc.                               80,137,575
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 3.3%
   1,600,050    Merrill Lynch & Co., Inc.                            152,404,763
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 4.7%
   5,352,975    Fannie Mae                                           220,141,097
--------------------------------------------------------------------------------
Medical - Drugs - 13.2%
   2,423,325    Eli Lilly & Co.                                 $    212,949,684
   2,107,520    Pfizer, Inc.                                         202,321,920
   2,022,450    Warner-Lambert Co.                                   198,200,100
--------------------------------------------------------------------------------
                                                                     613,471,704
--------------------------------------------------------------------------------
Money Center Banks - 10.2%
     400,000    Chase Manhattan Corp.                                 37,050,000
   3,881,350    Citicorp                                             437,137,044
--------------------------------------------------------------------------------
                                                                     474,187,044
--------------------------------------------------------------------------------
Office Automation and Equipment - 1.8%
   2,711,125    Danka Business Systems PLC (ADR)#                     82,858,758
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.9%
   1,006,200    Great Western Financial Corp.                         42,260,400
--------------------------------------------------------------------------------
Super-Regional Banks - 7.5%
   1,314,225    Wells Fargo & Co.                                    350,569,519
--------------------------------------------------------------------------------
Telecommunication Equipment - 7.2%
   5,702,375    Lucent Technologies, Inc.                            337,152,922
--------------------------------------------------------------------------------
Transportation - Airlines - 7.3%
   4,574,100    UAL Corp.*, #                                        340,198,688
--------------------------------------------------------------------------------
Total Common Stock (cost $3,731,577,997)                           4,371,071,652
--------------------------------------------------------------------------------
Corporate Bond - 0.3%
--------------------------------------------------------------------------------
Building and Construction - 0.3%
 $13,000,000    M.D.C. Holdings, Inc., 11.125%
                  notes, due 12/15/03 (cost $12,741,755)              13,390,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 39

                  JANUS TWENTY FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.0%
                CIT Holdings
 $35,000,000      5.62%, 5/1/97                                    $  35,000,000
                Household Finance Corp.
   7,700,000      5.58%, 5/1/97                                        7,700,000
                UBS Financial, Inc.
  50,000,000      5.50%, 5/5/97                                       49,969,444
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $92,669,445)         92,669,444
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.1%
                Fannie Mae
  50,000,000      5.345%, 5/20/97                                     49,858,951
                Federal Home Loan Bank System
  50,000,000      8.95%, 6/30/97                                      49,536,500
--------------------------------------------------------------------------------
Total U.S.  Government  Agencies  (amortized cost $99,406,451)        99,395,451
--------------------------------------------------------------------------------
Total Investments (total cost $3,936,395,648) - 98.2%              4,576,526,547
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.8%         83,218,598
--------------------------------------------------------------------------------
Net  Assets - 100%                                                $4,659,745,145
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1997

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Netherlands                               0.5%                    $   20,812,014
United Kingdom                            1.8%                        82,858,758
United States++                          97.7%                     4,472,855,775
--------------------------------------------------------------------------------
Total                                   100.0%                    $4,576,526,547
================================================================================
++Includes Short-Term Securities (93.5% excluding Short-Term Securities)

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 40

 JANUS VENTURE FUND Portfolio Managers, William H. Bales, Jonathan D. Coleman,
                        James P. Craig, Thomas F. Marsico

Performance
     Janus Venture Fund lost 10.07% during the first half of our fiscal year, October 31, 1996 to April 30, 1997. The Russell 2000 Index gained 1.61% during the same period. Both returns include reinvested dividends.
     A new management team took over the Fund in January, and in the last four months, we have made several substantial adjustments to the portfolio, which we believe will improve performance. Our immediate strategy was to lower the portfolio's concentration and to increase the cash position. In the table below, you will see that cash exceeded 30% when the first half ended, and the top ten equity holdings dropped significantly as a percentage of total assets. Our objective was to broaden the portfolio to include a number of attractive new companies, and to have cash available to take advantage of individual buying opportunities in a very difficult market for small stocks.
     Small stocks have been under pressure for almost a year now. At the end of March, 56% of NASDAQ stocks were down more than 20% from their 1996-1997 peaks, and the average decline was 33.3%. This was a challenging environment.
     We intend to be patient putting cash to work. Our strategy is to build the portfolio stock by stock, and to be opportunistic. We want to use volatility to buy good companies at inexpensive prices.
--------------------------------------------------------------------------------
Portfolio Profile                    April 30, 1997             October 31, 1996
Equities                                  64.0%                       97.8%
  Foreign                                  3.5%                       10.0%
Top 10 Equities (% of Assets)             16.0%                       32.3%
Number of Stocks                           172                         177
Cash & Cash Equivalents                   36.0%                        2.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings               April 30, 1997             October 31, 1996
Wisconsin Central Transportation           2.5%                        6.9%
Fastenal Corp.                             2.0%                        4.6%
First Empire State Corp.                   2.0%                        1.1%
Protective Life Corp.                      1.7%                        1.0%
UICI                                       1.5%                        0.6%
J.P. Foodservice, Inc.                     1.5%                        1.2%
Western National Corp.                     1.3%                         --
Delta & Pine Land Corp.                    1.2%                         --
Alaska Airgroup, Inc.                      1.2%                         --
Nac Re Corp.                               1.1%                         --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                     April 30, 1997             October 31, 1996
Savings/Loan/Thrifts                       8.5%                        0.5%
Life and Health Insurance                  5.5%                        2.5%
Commercial Banks                           3.8%                        1.1%
Property and Casualty Insurance            3.5%                        0.4%
Transportation Railroad                    2.5%                        7.2%
--------------------------------------------------------------------------------

Stock Highlights
     During the first half, we increased the exposure to banking, insurance, and technology stocks, and reduced restaurants, business services, wireless communications, autos, and railroads. For example, Wisconsin Central had become a very large position due to the stock's appreciation. Earnings potential, though still good, is not as great as when we initiated the position five years ago, so the holding was reduced. We also took profits in restaurant stocks Papa John's International, J.D. Wetherspoon, and PizzaExpress. Credit card processor National Processing, wireless companies Paging Network and CommNet Cellular, auto parts distributor APS Holdings, and computer catalogue retailer Global DirectMail were sold at losses.
     We added quite a few new names to the portfolio. Some of the larger positions include Western National Corporation, Delta & Pine Land Corp., Nac Re Corp., and Alaska Air Group. Western National provides fixed-income annuities to banks. Annuities are a fast-growing investment vehicle for a population that is taking responsibility for financing its retirement. Delta & Pine has a new variety of cotton seed that is significantly more pest-resistant than other seeds. The new seed has just begun to penetrate a very large market. Nac Re is a small, high-quality reinsurer. Reinsurers assume risk from insurance underwriters. Nac Re's business lines are experiencing solid growth, and there is also a trend toward consolidation in the industry: Nac Re's three closest competitors have all recently been purchased. Alaska Air is doing an outstanding job of utilizing its aircraft. Its planes fly full, and the company dominates routes from the continental U.S.
     In the area of technology, software developers Aspen Technology and Wind River Systems have very exciting businesses. Aspen's products control and optimize manufacturing processes at chemical and pharmaceutical plants. Aspen has solid management and virtually no competition. Earnings are currently growing at better than 30%. Wind River develops custom operating software for microprocessors used in machines other than PCs. Wind River profits from its development contracts and also receives royalties on sales of the final product, which provides a recurring revenue stream.
     Small financial institutions are another attractive area. Many small banks and thrifts are selling shares to the public at very inexpensive prices relative to their earnings potential and conservative capitalization. They are also distributing excess cash to shareholders as special dividends or in the form of share buybacks. There is a powerful wave of consolidation underway as well. During the six months, an offer was made for Standard Financial, a new holding in the portfolio.

Strategy Going Forward
     Although we have made significant changes in the Fund's portfolio, we are not altering the basic investment approach. We want to identify promising individual businesses and purchase them at inexpensive prices. Intensive, hands-on research is the key to this strategy. If we stick to our discipline, we believe we can return performance to the level our shareholders expect.
     Thank you for your continued investment in Janus Venture Fund.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 41

 JANUS VENTURE FUND Portfolio Managers, William H. Bales, Jonathan D. Coleman,
                       James P. Craig, Thomas F. Marsico

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a solid blue line. The Russell 2000 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($53,522) as compared to the Russell 2000 Index ($37,290). There is a legend in the upper left quadrant of the graph which indicates Janus Venture Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total return as -15.04%, 8.94%, 12.78% and 15.00%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS VENTURE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 64.0%
--------------------------------------------------------------------------------
Advertising Sales - 0.5%
     209,216    Lamar Advertising Co.*                          $      4,132,016
      55,375    Universal Outdoor Holdings, Inc.*                      1,508,969
--------------------------------------------------------------------------------
                                                                       5,640,985
--------------------------------------------------------------------------------
Advertising Services - 0.1%
      21,500    Outdoor Systems, Inc.*                                   596,625
--------------------------------------------------------------------------------
Agricultural Operations - 1.2%
     581,867    Delta & Pine Land Co.                                 14,546,667
--------------------------------------------------------------------------------
Applications Software - 1.0%
     375,000    HNC Software, Inc.*                                    9,937,500
      50,000    Sapient Corp.*                                         1,793,750
--------------------------------------------------------------------------------
                                                                      11,731,250
--------------------------------------------------------------------------------
Breast Cancer Detection - 0.4%
     270,000    Biopsys Medical, Inc.*,#                               5,535,000
--------------------------------------------------------------------------------
Building and Construction - 0.4%
     600,000    M.D.C. Holdings, Inc.                                  4,950,000
--------------------------------------------------------------------------------
Building and Construction Products - 0.1%
     100,000    Dal-Tile International, Inc.*                          1,300,000
--------------------------------------------------------------------------------
Casino Hotels - 0.5%
      70,000    Rio Hotel & Casino, Inc.*                                971,250
     165,500    Sun International Hotels, Ltd.*                        5,027,063
--------------------------------------------------------------------------------
                                                                       5,998,313
--------------------------------------------------------------------------------
Commercial Banks - 3.8%
      50,000    Cape Cod Bank & Trust Co.                              1,356,250
      94,025    Chester Bancorp, Inc.                                  1,386,869
      25,000    Chittenden Corp.                                         709,375
     193,025    Community Financial Corp.#                             2,750,606
      74,900    First Empire State Corp.                              24,117,800
      45,675    First Savings Bancorp, Inc.                              902,081
--------------------------------------------------------------------------------
Commercial Banks - continued
      75,000    Independent Bank Corp.                          $        750,000
     218,300    National Commerce Bancorporation                       9,332,325
      50,000    R&G Financial Corp. - Class B                          1,162,500
      42,500    Sandwich Co-Operative Bank                             1,296,250
      43,200    Vectra Banking Corp.*                                    826,200
--------------------------------------------------------------------------------
                                                                      44,590,256
--------------------------------------------------------------------------------
Commercial Services - 1.5%
     200,000    ABR Information Services, Inc.*                        4,025,000
     198,600    Central Parking Corp.                                  5,461,500
     150,175    Cohr, Inc.*                                            3,341,394
     100,000    META Group, Inc.*                                      1,700,000
     135,475    Profit Recovery Group International, Inc. (The)*       1,930,519
     100,000    TeleTech Holdings, Inc.*                               1,775,000
--------------------------------------------------------------------------------
                                                                      18,233,413
--------------------------------------------------------------------------------
Computer Services - 1.6%
      80,000    Cambridge Technology Partners, Inc.*                   2,130,000
     200,950    CIBER, Inc.*                                           7,183,963
      46,500    Claremont Technology Group, Inc.*                        627,750
     262,575    ECsoft Group PLC (ADR)*                                2,494,463
     225,637    Technology Solutions Co.*                              5,951,176
--------------------------------------------------------------------------------
                                                                      18,387,352
--------------------------------------------------------------------------------
Computer Software - 1.7%
     272,350    Aspen Technologies, Inc.*                              8,272,631
     300,000    JBA Holdings PLC**                                     3,991,596
     353,238    Wind River Systems*                                    8,124,463
--------------------------------------------------------------------------------
                                                                      20,388,690
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.9%
     227,750    Sealed Air Corp.*                                     10,533,438
--------------------------------------------------------------------------------
Data Processing and Management - 0.3%
     250,000    Acxiom Corp.*                                          3,281,250
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 42

                 JANUS VENTURE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.2%
     270,000    ProSource, Inc.*, #                             $      2,396,250
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.8%
     236,900    Atrix Laboratories, Inc.*                              2,635,513
     470,000    DepoTech Corp.*, #                                     6,873,750
--------------------------------------------------------------------------------
                                                                       9,509,263
--------------------------------------------------------------------------------
Educational Software - 0.9%
      10,000    CBT Group PLC (ADR)*                                     486,250
     400,000    Computer Learning Centers, Inc.*, #                   10,650,000
--------------------------------------------------------------------------------
                                                                      11,136,250
--------------------------------------------------------------------------------
Electric Products - 0.9%
     220,000    Littelfuse, Inc.*, #                                  10,175,000
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.9%
     147,385    ASM Lithography Holding N.V.*, +                      11,007,875
--------------------------------------------------------------------------------
Electronic Security Devices - 0.7%
     151,762    Pittway Corp. - Class A                                8,081,327
--------------------------------------------------------------------------------
Energy Conversion and Technology Processes - 0.1%
      87,125    Thermo Ecotek Corp.*                                   1,219,750
--------------------------------------------------------------------------------
Extended Service Contracts - 0.2%
     272,600    Warrantech Corp.*                                      2,691,925
--------------------------------------------------------------------------------
Film Processing - 0.4%
      15,541    Fotolabo S.A.                                          5,094,417
--------------------------------------------------------------------------------
Filtration and Separations Products - 0.4%
     269,900    Cuno, Inc.*                                            3,744,863
      50,000    Memtec Ltd. (ADR)                                      1,156,250
--------------------------------------------------------------------------------
                                                                       4,901,113
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.7%
     297,200    First Financial Caribbean Corp.                        8,098,700
--------------------------------------------------------------------------------
Finance - Other Services - 0.2%
     130,350    Medallion Financial Corp.#                             2,313,713
--------------------------------------------------------------------------------
Food - Wholesale - 1.5%
     638,125    J.P. Foodservice, Inc.*, #                            17,787,734
--------------------------------------------------------------------------------
Health Care Cost - 0.3%
     150,000    Envoy Corp.*                                           3,131,250
       7,250    Pediatrix Medical Group, Inc.*                           239,250
--------------------------------------------------------------------------------
                                                                       3,370,500
--------------------------------------------------------------------------------
Hotels and Motels - 0.8%
     403,223    Extended Stay America, Inc.                            6,098,750
     180,000    Suburban Lodges of America, Inc.*                      2,902,500
--------------------------------------------------------------------------------
                                                                       9,001,250
--------------------------------------------------------------------------------
Industrial Automation - Robot - 0.1%
      25,000    PRI Automation, Inc.*                                  1,281,250
--------------------------------------------------------------------------------
Instruments - Scientific - 0.8%
     193,500    Dionex Corp.*                                          9,457,313
--------------------------------------------------------------------------------
Lasers - Systems and Components - 0.1%
      35,000    Cymer, Inc.*                                           1,439,375
--------------------------------------------------------------------------------
Leisure and Recreation Products - 0%
      10,100    Coleman Co., Inc.*                                       156,550
--------------------------------------------------------------------------------
Life and Health Insurance - 5.5%
      44,850    ALLIED Life Financial Corp.                              706,388
      75,900    Liberty Corp.                                          2,941,125
     100,000    PennCorp Financial Group, Inc.                         3,437,500
     441,000    Protective Life Corp.                                 19,514,250
     106,500    Reinsurance Group of America                           5,298,375
     678,950    UICI*                                                 17,992,175
     605,400    Western National Corp.                                15,589,050
--------------------------------------------------------------------------------
                                                                      65,478,863
--------------------------------------------------------------------------------
Linen Supply and Related Items - 0.2%
      70,525    G & K Services, Inc. - Class A                  $      2,045,225
--------------------------------------------------------------------------------
Machinery - Pumps - 0.4%
     179,725    Pfeiffer Vacuum Technology A.G. (ADR)*,**              4,178,606
--------------------------------------------------------------------------------
Manufacturing - 0.3%
      35,000    Roper Industries, Inc.                                 1,430,625
      52,500    Samsonite Corp.*                                       2,178,750
--------------------------------------------------------------------------------
                                                                       3,609,375
--------------------------------------------------------------------------------
Medical  -  Biomedical  and Genetic - 1.7%
     404,525    Immunex Corp.*                                        11,276,134
     315,000    Protein Design Labs, Inc.*                             7,914,375
      35,000    QIAGEN N.V.*                                           1,216,250
--------------------------------------------------------------------------------
                                                                      20,406,759
--------------------------------------------------------------------------------
Medical - Drugs - 0.5%
      24,500    Algos Pharmaceuticals Corp.*                             376,688
     150,000    Guilford Pharmaceuticals, Inc.*                        3,468,750
     199,500    NaPro BioTherapeutics, Inc.*                           1,546,125
--------------------------------------------------------------------------------
                                                                       5,391,563
--------------------------------------------------------------------------------
Medical - Outpatient and Home Medical Care - 0.1%
      50,000    OccuSystems, Inc.                                      1,031,250
--------------------------------------------------------------------------------
Medical Instruments - 1.1%
     184,600    MiniMed, Inc.*                                         4,568,850
     214,425    Sofamor Danek Group, Inc.*                             8,362,575
--------------------------------------------------------------------------------
                                                                      12,931,425
--------------------------------------------------------------------------------
Medical Labs and Testing Service - 0.3%
     250,000    Covance, Inc.*                                         3,687,500
--------------------------------------------------------------------------------
Medical Products - 1.2%
      62,359    Biocompatibles International PLC*,**                   1,236,465
     325,000    Henry Schein, Inc.*                                    9,018,750
     157,600    Sterile Recoveries, Inc.*                              2,758,000
     165,000    Uroquest Medical Corp.*                                  907,500
--------------------------------------------------------------------------------
                                                                      13,920,715
--------------------------------------------------------------------------------
Pharmacy Services - 0.2%
     242,875    American Medserve Corp.*                               2,641,266
--------------------------------------------------------------------------------
Printers and Related Products - 1.6%
     148,875    Electronics for Imaging, Inc.*                         5,843,344
     350,000    Encad, Inc.*                                          12,862,500
--------------------------------------------------------------------------------
                                                                      18,705,844
--------------------------------------------------------------------------------
Property and Casualty Insurance - 3.5%
     225,900    Allied Group, Inc.                                     8,358,300
      84,900    Executive Risk, Inc.                                   3,841,725
     139,375    Foremost Corp. of America                              7,404,297
     200,000    Highlands Insurance Group, Inc.*                       3,525,000
     350,000    NAC Re Corp.                                          13,562,500
     175,500    Philadelphia Consolidated Holding Corp.*               5,221,125
--------------------------------------------------------------------------------
                                                                      41,912,947
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.2%
     152,300    Insignia Financial Group, Inc. - Class A*              2,665,250
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.5%
      55,000    Golf Trust of America, Inc.                            1,402,500
     106,475    Mid-America Apartment Communities, Inc.                2,755,041
     100,000    Walden Residential Properties, Inc.                    2,200,000
--------------------------------------------------------------------------------
                                                                       6,357,541
--------------------------------------------------------------------------------
Recycling - 0.3%
     200,000    Philip Environmental, Inc.*                            3,150,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 43

                 JANUS VENTURE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Resorts and Theme Parks - 1.0%
     370,175    Premier Parks, Inc.*, #                         $     10,966,434
      80,000    Vistana, Inc.*                                           765,000
--------------------------------------------------------------------------------
                                                                      11,731,434
--------------------------------------------------------------------------------
Retail - Apparel and Shoe - 0.5%
     273,000    Stage Stores, Inc.*                                    5,664,750
--------------------------------------------------------------------------------
Retail - Bedding - 0.4%
     200,000    Linens `N Things, Inc.*                                4,250,000
--------------------------------------------------------------------------------
Retail  - Building Products - 2.0%
     608,008    Fastenal Co.                                          23,712,312
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 0.9%
     360,000    MSC Industrial Direct Co., Inc. - Class A*            11,070,000
--------------------------------------------------------------------------------
Retail - Diversified - 0.3%
     113,810    Eurobike A.G.**, #                                     3,023,253
--------------------------------------------------------------------------------
Retail - Home Furnishings - 0.2%
     213,900    Rent-Way, Inc.*                                        2,219,213
--------------------------------------------------------------------------------
Retail - Pubs - 0.7%
     451,333    Wetherspoon (J.D.) PLC**                               8,568,295
--------------------------------------------------------------------------------
Retail - Restaurants - 1.4%
     164,075    P.J. America, Inc.*                                    2,215,013
     462,825    Papa John's International, Inc.*, #                   11,917,744
     220,803    PizzaExpress PLC**                                     2,475,680
--------------------------------------------------------------------------------
                                                                      16,608,437
--------------------------------------------------------------------------------
Retirement and Aged Care - 1.1%
     252,200    Karrington Health, Inc.*                               2,774,200
     412,775    Sunrise Assisted Living, Inc.*                         9,958,197
--------------------------------------------------------------------------------
                                                                      12,732,397
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 8.5%
      12,300    Advantage Bancorp, Inc.                                  461,250
      89,850    Affiliated Community Bancorp, Inc.                     2,246,250
     150,000    Ambanc Holding Co., Inc.*                              2,043,750
      70,000    Bank Plus Corp.*                                         691,250
       8,600    Calumet Bancorp, Inc.*                                   303,150
     100,000    Cameron Financial Corp.                                1,650,000
     125,000    Catskill Financial Corp.                               1,796,875
      40,600    Citizens First Financial Corp.*                          609,000
      86,500    Community Federal Bancorp, Inc.                        1,611,062
      47,800    Dime Financial Corp.                                     902,225
      50,550    Downey Financial Corp.                                   979,405
      60,000    Empire Federal Bancorp, Inc.*                            795,000
       3,000    FCB Financial Corp.                                       62,250
     129,400    FFVA Financial Corp.                                   2,749,750
     200,000    First Bell Bancorp, Inc.                               2,925,000
     101,525    First Bergen Bancorp                                   1,383,277
     110,000    First Colorado Bancorp, Inc.                           1,760,000
     177,350    First Defiance Financial Corp.                         2,261,212
     165,000    First Mutual Bancorp, Inc.                             2,310,000
     150,000    First Savings Bank of Washington Bancorp, Inc.         3,150,000
     200,000    Flushing Financial Corp.                               3,700,000
      85,300    GA Financial, Inc.                                     1,343,475
      43,550    HMN Financial, Inc.*                                     838,337
     257,100    Home Bancorp of Elgin, Inc.                            3,856,500
      50,000    Home Port Bancorp, Inc.                                  950,000
      76,676    IBS Financial Corp.                                    1,140,559
     100,000    ISB Financial Corp.                                    2,250,000
     191,500    ITLA Capital Corp.*                                    2,752,813
      66,275    JSB Financial, Inc.                                    2,816,688
     545,225    Klamath First Bancorp, Inc.                            9,677,744
      75,000    Lawrence Savings Bank*                                   721,875
      64,325    Little Falls Bancorp, Inc.                               836,225
      46,650    Mechanics Savings Bank*                                  801,796
      39,400    MFB Corp.                                                748,600
      85,000    ML Bancorp, Inc.                                       1,381,250
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - continued
     150,000    Norwich Financial Corp.                         $      2,887,500
      41,625    Park Bancorp, Inc.*                                      598,358
     250,000    PFF Bancorp, Inc.*                                     3,562,500
      75,000    Poughkeepsie Savings Bank, FSB                           412,500
      75,000    Provident Financial Holdings, Inc.*                    1,143,750
      66,200    PS Financial, Inc.                                       910,250
     125,000    RCSB Financial, Inc.                                   3,718,750
      43,325    River Valley Bancorp*                                    617,380
     473,050    Roslyn Bancorp, Inc.*                                  7,687,062
      30,000    Security Capital Corp.                                 2,670,000
     145,000    South Street Financial Corp.                           2,338,125
     175,000    Standard Financial, Inc.                               4,003,125
      64,975    TF Financial Corp.                                     1,112,696
     175,000    WesterFed Financial Corp.                              3,259,375
      25,000    Westwood Financial Corp.                                 425,000
      50,000    Westwood Homestead Financial Corp.                       637,500
--------------------------------------------------------------------------------
                                                                     100,490,439
--------------------------------------------------------------------------------
Schools - 0.4%
     504,500    Educational Medical, Inc.*, #                          4,288,250
--------------------------------------------------------------------------------
Therapeutics - 0.1%
      50,000    Theragenics Corp.*                                       850,000
--------------------------------------------------------------------------------
Transportation - Airlines - 1.4%
     555,075    Alaska Air Group, Inc.*                               13,807,491
     125,000    Comair Holdings, Inc.                                  2,640,625
--------------------------------------------------------------------------------
                                                                      16,448,116
--------------------------------------------------------------------------------
Transportation - Railroad - 2.5%
     909,775    Wisconsin Central Transportation Corp.*, #            29,795,132
--------------------------------------------------------------------------------
Water Treatment Services - 1.0%
     275,000    Culligan Water Technologies, Inc.* #                  11,240,625
--------------------------------------------------------------------------------
Total Common Stock (cost $649,329,266)                               755,639,576
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 13.9%
                Credit Agricole U.S.A., Inc.
 $50,000,000      5.25%, 5/5/97                                       49,970,833
                Deutsche Bank A.G.
  50,000,000      5.49%, 5/2/97                                       49,992,375
                General Electric Capital Corp.
  30,000,000      5.62%, 5/1/97                                       30,000,000
                J.P. Morgan
  34,700,000      5.60%, 5/1/97                                       34,700,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $164,663,208)       164,663,208
--------------------------------------------------------------------------------
U.S. Government Agencies - 20.1%
                Fannie Mae:
  50,000,000      5.40%, 5/12/97                                      49,917,500
  15,000,000      8.91%, 6/3/97                                       14,927,125
  50,000,000      8.91%, 6/12/97                                      49,677,500
  25,000,000      8.91%, 6/17/97                                      24,823,097
  50,000,000      6.01%, 8/7/97                                       49,240,500
                Federal Home Loan Discount Note
  50,000,000      5.72%, 7/23/97                                      49,361,500
--------------------------------------------------------------------------------
Total U.S. Government  Agencies (amortized cost $238,011,458)        237,947,222
--------------------------------------------------------------------------------
Total Investments (total cost $1,052,003,932) - 98.0%              1,158,250,006
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.0%         23,987,772
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,182,237,778
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 44

                 JANUS VENTURE FUND April 30, 1997 (unaudited)


                       Summary of Investments by Country
                                 April 30, 1997

Country                   % of Investment Securities                Market Value
--------------------------------------------------------------------------------
Australia                              0.1%                       $    1,156,250
Germany                                0.6%                            7,201,859
Ireland                                0.1%                              486,250
Netherlands                            1.0%                           11,007,874
Switzerland                            0.4%                            5,094,417
United Kingdom                         1.4%                           16,272,036
United States++                       96.4%                        1,117,031,320
--------------------------------------------------------------------------------
Total                                100.0%                       $1,158,250,006
================================================================================
++Includes Short-Term Securities (61.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997

Currency Sold and                      Currency          Currency     Unrealized
Settlement Date                      Units Sold    Value in $U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/27/97                 1,700,000        $2,758,760     $   96,900
British Pound 7/24/97                 1,000,000         1,620,900         36,060
British Pound 9/11/97                 1,925,000         3,117,730       (43,505)
--------------------------------------------------------------------------------
                                                       $7,497,390     $   89,455
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 45

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance
     Janus Worldwide Fund gained 10.81% for the first half of our fiscal year ended April 30, 1997, outperforming the Morgan Stanley Capital International World Index, which returned 7.56%. Both returns include net dividends reinvested.(1) For the 12 months ended April 30, 1997, Janus Worldwide Fund ranked 12th out of 166 global funds (top 7%) tracked by Lipper Analytical Services,(2) a large mutual fund rating company.
     The  ability  to  identify  and  invest  in  good  individual   businesses,
regardless of their geographic location, was the primary reason the Fund outperformed the Morgan Stanley Index. The portfolio held large, stable, high-quality companies whose products are familiar names internationally, along with a variety of smaller and medium-sized stocks that were largely overlooked by global investors.
     I remain especially enthusiastic about opportunities in Europe, where a wave of corporate restructuring, similar to that in the U.S., is on the rise in a number of major industries, including pharmaceuticals, autos, and manufacturing. The coming of the European Monetary Union (EMU) is also fueling growth in software development and information technology (IT) as Europe prepares for a single currency and standardized accounting. The updating of computer systems to handle the year 2000 is also creating additional IT opportunities.
     In the U.S., I took advantage of the sell-off in stocks to build new positions and add to existing holdings, especially in established, competitive technology companies like Cisco Systems, the leader in computer networking equipment, and Parametric Technology, which makes design and manufacturing software.
--------------------------------------------------------------------------------
Portfolio Profile                       April 30, 1997          October 31, 1996
Equities                                    92.3%                     80.3%
  Foreign                                   79.9%                     71.0%
  Europe                                    63.3%                     56.3%
Number of Stocks                             204                       186
Top 10 Equities (% of Assets)               18.7%                     22.1%
Cash & Cash Equivalents                      7.7%                     18.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Holdings                         April 30, 1997          October 31, 1996
Rentokil Initial PLC                        2.6%                       4.5%
Volkswagen A.G                              2.4%                        --
Roche Holding A.G                           2.1%                       1.3%
Hays PLC 1.9%                               3.2%
Novartis A.G                                1.8%                        --
Philips Electronics N.V
   - N.Y. Shares                            1.8%                       0.8%
BASF A.G                                    1.6%                        --
Deutsche Bank A.G                           1.6%                       1.1%
Parametric Technology Co.                   1.5%                        --
Nippon Telegraph
  and Telephone Corp.                       1.4%                        --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                        April 30, 1997          October 31, 1996
Medical-Drugs                               9.9%                       6.6%
Diversified Operations                      8.6%                      12.1%
Money Center Banks                          7.9%                       5.3%
Chemicals-Diversified                       4.3%                       1.0%
Computer Services                           4.3%                       4.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Countries                         April 30, 1997          October 31, 1996
United States                              12.1%                      10.5%
United Kingdom                             12.1%                      14.0%
Germany                                    11.4%                       8.0%
Switzerland                                 8.8%                       6.9%
France                                      8.5%                       3.3%
--------------------------------------------------------------------------------
Stock Highlights
     Volkswagen is new to the portfolio and has performed well. The company is experiencing good demand for its automobiles and is cutting costs dramatically. Volkswagen has vowed to triple pretax margins between now and the year 2000. Other good performers included Philips, Cap Gemini, and Telebras. Netherlands-based Philips is embarking on its second round of restructuring, led by an energetic new CEO. His immediate plans consist of refocusing the company along key strategic lines, which will result in the spin-off of incongruous or unprofitable divisions. French IT provider Cap Gemini has experienced tremendous demand for its software as Europe approaches the onset of the EMU, as well as for its year 2000 solutions. Among our emerging market holdings, Telebras continues to stand out. A combination of economic growth and tremendous pent-up demand for telephone service - just 8% of Brazil's population currently have telephones - is driving revenues and profits.
     Although the Fund performed well overall, it was not without disappointments, including LucasVarity and Dorling Kindersley, both British-based businesses. LucasVarity was the result of a merger between two highly complementary auto parts companies, Lucas and Varity. After the merger, management set extremely aggressive integration targets and then fell far short of achieving them. Dorling Kindersley specializes in publishing, specifically children's educational books and interactive CD-ROMS. Unfortunately, in the last three years, the number of major chain bookstores has increased substantially, nearly tripling capacity, while demand has actually slowed slightly. Book retailers have the ability to return unsold books to printers at cost, and the unexpected return of inventory negatively impacted Dorling Kindersley's results.

Current Outlook
     Foreign equity markets are exhibiting a growing independence and diversity that is very healthy. Fiscal restraint in the public and private sectors and the proliferation of shareholder-friendly corporate managers has created a wealth of solid growth companies around the globe. In this excellent investment environment, our intensive, fundamental analysis of individual companies should continue to uncover a wide range of exceptional opportunities.
     Thank you for your continued investment in Janus Worldwide Fund.

--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) A Global Fund is defined by Lipper as one which "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of April 30, 1997, Janus Worldwide Fund was ranked 5/197 (top 3%) of Global Funds for the 3-year period, and 2/43 (top 5%) for the 5-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period. Past performance is not predictive of future results.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 46

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a solid blue line. The Morgan Stanley Capital International World Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($29,593) as compared to the Morgan Stanley Capital International World Index ($18,537). There is a legend in the upper left quadrant of the graph which indicates Janus Worldwide Fund's one-year, five-year and since inception (May 15, 1991) average annual total return as 18.48%, 18.56% and 19.97%, respectively.

*The Fund's inception date
Source - Lipper Analytical Services, Inc. 1997.
All returns reflect reinvested dividends. Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                JANUS WORLDWIDE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 90.0%
--------------------------------------------------------------------------------
Aerospace and Defense - 0.2%
     153,125    Boeing Co.                                      $     15,101,953
--------------------------------------------------------------------------------
Airlines - 0.3%
      22,440    SwissAir A.G.*,**                                     19,646,310
--------------------------------------------------------------------------------
Apparel Manufacturers - 0.6%
     680,875    Gucci Group N.V. - N.Y. Shares*                       47,235,703
--------------------------------------------------------------------------------
Athletic Footwear - 1.3%
     542,329    Adidas A.G.**                                         56,529,632
     671,300    Nike, Inc. - Class B                                  37,760,625
--------------------------------------------------------------------------------
                                                                      94,290,257
--------------------------------------------------------------------------------
Audio and Video Products - 1.1%
   1,082,200    Sony Corp.**                                          78,792,266
      47,150    Sony Corp. (ADR)**                                     3,459,631
--------------------------------------------------------------------------------
                                                                      82,251,897
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 4.4%
      45,068    BMW A.G.**                                            36,904,612
   2,320,000    Honda Motor Co., Ltd.**                               72,025,834
     621,367    Mahindra & Mahindra, Ltd. (GDR)*                       7,487,472
     853,300    Tata Engineering & Locomotive Co., Ltd.               10,111,605
   1,474,654    Tata Engineering & Locomotive Co., Ltd. (GDR)*        17,581,158
     279,498    Volkswagen A.G.**                                    177,706,012
--------------------------------------------------------------------------------
                                                                     321,816,693
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.1%
   2,693,928    LucasVarity PLC*,**                                    8,174,083
--------------------------------------------------------------------------------
Brewery - 0.2%
   3,658,100    Fomento Economico Mexicano S.A. de C.V.               17,157,668
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.7%
   2,079,400    Grupo Televisa S.A. (GDR)*                            48,086,125
--------------------------------------------------------------------------------
Casino Services - 0%
      42,998    London Clubs International PLC**                $        268,609
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.5%
     197,700    Millicom International Cellular S.A.*                  8,995,350
   7,655,915    Telecom Italia Mobile S.p.A.                          24,020,396
--------------------------------------------------------------------------------
                                                                      33,015,746
--------------------------------------------------------------------------------
Chemicals - Diversified - 4.3%
     649,312    Akzo Nobel**,+                                        83,659,323
   3,122,693    BASF A.G.**                                          120,459,727
   3,556,815    BOC Group PLC**                                       54,567,528
     253,400    E.I. du Pont de Nemours and Co.                       26,892,075
     801,275    Monsanto Co.                                          34,254,506
--------------------------------------------------------------------------------
                                                                     319,833,159
--------------------------------------------------------------------------------
Chemicals - Specialty - 1.3%
     115,463    Ciba Specialty Chemicals A.G.*,**                      9,952,106
     120,689    Clariant A.G.**                                       69,131,912
      82,655    SGL Carbon A.G.**,+                                   11,527,162
     756,751    Victrex PLC**                                          1,999,519
--------------------------------------------------------------------------------
                                                                      92,610,699
--------------------------------------------------------------------------------
Closed-End Funds - 0.2%
     276,468    Polish National Investment Fund -
                  Privatisation Certificate*                          12,019,348
--------------------------------------------------------------------------------
Commercial Banks - 1.1%
     456,775    Banco Frances del Rio de la Plata S.A. (ADR)          13,874,541
     222,383    BG Bank A/S                                            9,750,665
  21,110,085    Credito Italiano S.p.A.                               29,608,066
     620,964    Nordbanken A.B.**                                     19,074,940
     702,707    Sparbanken Sverige A.B. - Class A**                   12,539,552
--------------------------------------------------------------------------------
                                                                      84,847,764
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 47

                JANUS WORLDWIDE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Services - 0.1%
      89,525    Quintiles Transnational Corp.*                  $      4,554,584
--------------------------------------------------------------------------------
Computer Services - 4.3%
   1,227,449    Cap Gemini Sogeti S.A.**                              74,344,669
   5,875,452    Capita Group PLC**                                    22,737,418
     546,325    Computer Sciences Corp.*                              34,145,313
     801,262    Enator A.B.*,**                                       16,136,574
   2,221,547    Getronics N.V.**                                      67,281,352
     549,488    Group Axime *,**,#                                    66,092,516
     894,317    Misys PLC**                                           17,957,595
       7,825    Technology Solutions Co.*                                206,384
     309,410    WM-Data A.B. - Class B**                              22,479,617
--------------------------------------------------------------------------------
                                                                     321,381,438
--------------------------------------------------------------------------------
Computer Software - 3.1%
   2,712,996    JBA Holdings PLC**,#                                  36,097,280
       2,527    NTT Data Corp.**,#                                    73,872,575
   2,374,200    Parametric Technology Co.*                           107,432,550
     472,415    SEMA Group PLC**                                       9,179,323
--------------------------------------------------------------------------------
                                                                     226,581,728
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.1%
     172,200    Dassault Systemes S.A. (ADR)*                         10,611,825
--------------------------------------------------------------------------------
Computers - Mainframe - 0.6%
     255,600    IBM Corp.                                             41,087,700
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.4%
   2,108,000    Shiseido Co., Ltd.**                                  30,229,910
--------------------------------------------------------------------------------
Dialysis Centers - 0.1%
     387,550    Vivra, Inc.*                                          10,027,856
--------------------------------------------------------------------------------
Diamonds and Precious Stones - 0.1%
     236,915    De Beers Centenary A.G.**                              8,525,010
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.2%
     448,800    Ikon Office Solutions, Inc.                           12,061,500
--------------------------------------------------------------------------------
Diversified Financial Services - 0.5%
     260,800    Associates First Capital Corp. - Class A              13,366,000
     155,849    Compagnie Bancaire S.A.**                             20,561,354
--------------------------------------------------------------------------------
                                                                      33,927,354
--------------------------------------------------------------------------------
Diversified Operations - 8.6%
   1,238,019    Amer Group, Ltd.*,**,#                                21,174,419
     152,264    Barco N.V.                                            25,959,891
   5,612,000    First Pacific Co., Ltd.                                6,701,205
   1,275,465    Grupo Carso S.A. de C.V. - Series Al                   7,345,610
  16,100,310    Hays PLC**                                           142,769,644
   2,952,000    Hutchison Whampoa, Ltd.                               21,910,875
   1,767,661    Kinnevik A.B. - Class B**,#                           45,850,444
   2,865,734    Lagardere S.C.A.**                                    88,676,916
     490,000    Metra Oy - Class B**                                  13,371,453
  29,078,936    Rentokil Initial PLC**                               190,857,183
     749,657    South African Breweries, Ltd.**,+                     22,085,901
      61,281    Sulzer A.G.**                                         42,214,370
   1,202,510    TI Group PLC**                                        10,292,542
--------------------------------------------------------------------------------
                                                                     639,210,453
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.5%
   1,075,300    Elan Corp. PLC (ADR)*                                 36,560,200
--------------------------------------------------------------------------------
Electric - Generation - 0.1%
   2,639,000    Beijing Datang Power Generation Co., Ltd.*             1,371,194
     148,000    Korea Electric Power Corp.                             4,413,451
--------------------------------------------------------------------------------
                                                                       5,784,645
--------------------------------------------------------------------------------
Electric - Integrated - 0.1%
       6,000    BSES, Ltd. (GDR)*,+                                      139,500
     131,225    Mosenergo (ADR)+                                       5,117,775
--------------------------------------------------------------------------------
                                                                       5,257,275
--------------------------------------------------------------------------------
Electric Products - 1.3%
   1,223,102    Siemens A.G.**                                  $     66,252,403
     741,850    UCAR International, Inc.*                             31,157,700
--------------------------------------------------------------------------------
                                                                      97,410,103
--------------------------------------------------------------------------------
Electronic Components - 3.3%
   1,295,362    Electrocomponents PLC**                                8,302,325
   1,969,943    Philips Electronics N.V.**                           102,839,938
   2,441,911    Philips Electronics N.V. - N.Y. Shares**             130,642,239
--------------------------------------------------------------------------------
                                                                     241,784,502
--------------------------------------------------------------------------------
Electronic Components -  Semiconductors  - 0.6%
     100,508    ASM Lithography Holding N.V.*,**,+                     7,506,730
      22,000    Rohm Co.**                                             1,705,776
     456,725    SGS-Thomson Microelectronics N.V. - N.Y. Shares*      35,795,822
--------------------------------------------------------------------------------
                                                                      45,008,328
--------------------------------------------------------------------------------
Engineering - Research and Development Services - 0.3%
     156,994    VA Technologie A.G.                                   24,386,003
--------------------------------------------------------------------------------
Film Processing - 0.1%
      60,973    Grand Optical Photoservice**                           9,078,504
--------------------------------------------------------------------------------
Finance - Investment Banker/Broker - 0.3%
   1,926,000    Nomura Securities Co., Ltd.**                         21,550,071
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
   6,421,677    Grupo Financiero Inbursa S.A. de C.V. - Class B       21,963,989
--------------------------------------------------------------------------------
Food - Catering - 0.6%
   3,712,532    Compass Group PLC**,+                                 40,793,617
--------------------------------------------------------------------------------
Food - Dairy Products - 1.6%
     551,769    Koninklijke Nutricia Verenidge Bedrijven N.V.**       83,723,798
  24,139,086    Parmalat Finanziaria S.p.A.                           35,040,889
--------------------------------------------------------------------------------
                                                                     118,764,687
--------------------------------------------------------------------------------
Food - Diversified - 0.4%
     396,053    Raision Tehtaat Oy**                                  32,803,845
--------------------------------------------------------------------------------
Food - Retail - 0.2%
     370,450    Disco S.A. (ADR)*                                     11,483,950
     237,378    Pao De Acucar S.A.+                                    4,628,871
--------------------------------------------------------------------------------
                                                                      16,112,821
--------------------------------------------------------------------------------
Healthcare Safety Devices - 0.2%
   5,641,993    London International Group PLC**                      16,524,230
--------------------------------------------------------------------------------
Home Furnishings - 0%
       9,443    Hunter Douglas N.V.**                                    770,716
--------------------------------------------------------------------------------
Hotels and Motels - 0.3%
     120,075    EIH, Ltd.+                                             1,905,590
     262,100    HFS, Inc.*                                            15,529,425
     321,010    Indian Hotels Co., Ltd.*,+,#                           7,502,004
      18,291    Sol Melia S.A.*                                          626,083
--------------------------------------------------------------------------------
                                                                      25,563,102
--------------------------------------------------------------------------------
Human Resources - 0.1%
     110,729    Randstad Holdings N.V.**                               9,946,874
--------------------------------------------------------------------------------
Investment Companies - 0.3%
   1,081,229    Bure Investment A.B.**                                13,643,713
     180,577    Incentive A.B. - Class B**                            11,853,575
--------------------------------------------------------------------------------
                                                                      25,497,288
--------------------------------------------------------------------------------
Machinery - Construction and Mining - 0.2%
     492,497    Atlas Copco A.B. - Class A**                          12,178,260
--------------------------------------------------------------------------------
Machinery - Farm - 0.2%
     659,625    New Holland N.V.*                                     14,594,203
--------------------------------------------------------------------------------
Machinery - General Industrial - 0%
     185,192    Powerscreen International PLC**                        1,825,492
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 48

                JANUS WORLDWIDE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Machinery - Pumps - 0%
      93,000    Pfeiffer Vacuum Technology A.G. (ADR)*          $      2,162,250
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.1%
       7,527    Ares-Serono Group - Class B**                         10,104,542
--------------------------------------------------------------------------------
Medical - Drugs - 9.9%
   1,436,900    Bristol-Myers Squibb Co.                              94,116,950
   1,895,950    Eisai Co., Ltd.**                                     32,866,514
   3,789,640    Glaxo Wellcome PLC**                                  74,618,963
     102,493    Novartis A.G.**                                      135,086,472
      80,825    Pfizer, Inc.                                           7,759,200
   2,819,302    Rhone-Poulenc - Class A**                             94,824,128
     722,875    Rhone-Poulenc Rorer, Inc.                             52,137,359
      18,203    Roche Holding A.G.**                                 153,808,646
   2,253,755    SmithKline Beecham PLC**                              36,258,589
     218,575    SmithKline Beecham PLC (ADR)**                        17,622,609
     847,000    Takeda Chemical Industries**                          19,554,878
     282,150    Teva Pharmaceutical Industries, Ltd. (ADR)            14,319,113
--------------------------------------------------------------------------------
                                                                     732,973,421
--------------------------------------------------------------------------------
Medical - HMO - 0.4%
     603,425    United Healthcare Corp.                               29,341,541
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.8%
     449,013    Gehe A.G.**                                           29,870,845
   1,672,925    Grupo Casa Autrey S.A. de C.V. (ADR)                  29,067,072
--------------------------------------------------------------------------------
                                                                      58,937,917
--------------------------------------------------------------------------------
Medical Instruments - 0.2%
     288,825    Boston Scientific Corp.*                              13,935,806
--------------------------------------------------------------------------------
Medical Products - 1.3%
     459,146    Biocompatibles International PLC*,**                   9,104,026
   2,926,125    Fresenius Medical Care A.G. (ADR)*                    85,954,922
--------------------------------------------------------------------------------
                                                                      95,058,948
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.1%
   4,161,377    Assa-Abloy A.B. - Class B**,#                         81,418,884
--------------------------------------------------------------------------------
Money Center Banks - 7.9%
     234,975    Bank of New York Co., Inc.                             9,281,513
     307,700    BankAmerica Corp.                                     35,962,438
   1,403,828    Banque Nationale de Paris**                           59,892,192
   2,401,677    Barclays PLC**                                        44,737,113
     527,325    Citicorp                                              59,389,978
     421,421    Credit Suisse Group**                                 47,478,030
   2,179,818    Deutsche Bank A.G.**                                 115,054,220
   8,526,046    Lloyds TSB Group PLC**                                78,025,803
     799,000    Mitsui Trust and Banking Co., Ltd.**                   4,557,840
      74,669    Schweizensche Bankgesellschaft - Class B**            70,694,068
   1,450,504    Skandinaviska Enskilda Banken - Class A**             14,790,696
     237,931    Societe Generale**                                    26,661,571
   1,499,000    Sumitomo Trust & Banking Co., Ltd.**                  12,401,653
      85,142    Unidanmark A/S - Class A                               4,211,107
--------------------------------------------------------------------------------
                                                                     583,138,222
--------------------------------------------------------------------------------
Mortgage Banks - 1.3%
   1,772,890    Deutsche Pfandbrief & Hypothekenbank A.G.**           96,442,579
--------------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing- 0.1%
     232,536    Bajaj Auto, Ltd. (GDR)+                                7,464,406
--------------------------------------------------------------------------------
Multi-Line Insurance - 1.0%
      12,069    Baloise Holdings, Ltd. - Class R*,**                  25,474,174
     152,833    Zurich Versicherungsgesellschaft**                    50,203,145
--------------------------------------------------------------------------------
                                                                      75,677,319
--------------------------------------------------------------------------------
Networking Products - 0.9%
   1,224,450    Cisco Systems, Inc.*                                  63,365,288
     124,675    Xylan Corp.*                                           1,854,541
--------------------------------------------------------------------------------
                                                                      65,219,829
--------------------------------------------------------------------------------
Office Automation and Equipment - 1.6%
   2,856,000    Canon, Inc.**                                   $     67,737,441
   1,094,275    Danka Business Systems PLC (ADR)                      33,443,780
     156,113    Oce-Van Der Grinten N.V.**                            18,887,994
--------------------------------------------------------------------------------
                                                                     120,069,215
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.7%
     499,069    Elf Aquitaine S.A.**                                  48,398,732
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.8%
     193,475    Lukoil Oil Co. (ADR)                                  10,834,600
   1,673,575    YPF S.A. (ADR)                                        46,232,509
--------------------------------------------------------------------------------
                                                                      57,067,109
--------------------------------------------------------------------------------
Pharmacy Services - 0.1%
     212,625    Omnicare, Inc.                                         5,182,734
--------------------------------------------------------------------------------
Pipelines - 0%
     117,550    Gazprom (ADR)*,+                                       1,804,393
--------------------------------------------------------------------------------
Printers and Related Products - 0.3%
     528,900    Electronics for Imaging, Inc.*                        20,759,325
--------------------------------------------------------------------------------
Publishing - Books - 0.8%
     513,643    Wolters Kluwer N.V.**                                 60,879,699
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.1%
     675,781    Pearson PLC**                                          7,768,860
--------------------------------------------------------------------------------
Real Estate Investment and Management - 1.3%
      97,103    Diligentia A.B.*,**                                    1,027,284
   4,806,000    Mitsubishi Estate Co., Ltd.**                         60,590,627
   3,077,000    Mitsui Fudosan Co., Ltd.**                            35,156,011
--------------------------------------------------------------------------------
                                                                      96,773,922
--------------------------------------------------------------------------------
Recreational Vehicles - 0%
     329,000    Yamaha Motor Co., Ltd.**                               2,929,398
--------------------------------------------------------------------------------
Recycling - 0.5%
   2,002,036    Tomra Systems A.S.A.#                                 38,799,185
--------------------------------------------------------------------------------
Retail - Home Furnishings - 0.1%
     298,300    Industrie Natuzzi S.p.A. (ADR)                         6,637,175
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0.1%
     738,000    Isetan Co.**                                           8,141,201
--------------------------------------------------------------------------------
Rubber - Tires - 0.7%
     878,572    Compagnie Generale des
                  Etablissements Michelin - Class B**                 49,089,079
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.2%
     220,075    Globalstar Telecommunications, Ltd.*                  11,663,975
--------------------------------------------------------------------------------
Security Services - 1.5%
   2,320,710    Prosegur Companhia de Seguridad S.A.                  25,181,073
   3,617,675    Securitas A.B. - Class B**,#                          87,150,736
--------------------------------------------------------------------------------
                                                                     112,331,809
--------------------------------------------------------------------------------
Special Purpose Banks - 0.7%
     246,814    CLF-Dexia France**                                    22,836,025
     268,842    Credit Communal Holding/Dexia+                        26,718,607
--------------------------------------------------------------------------------
                                                                      49,554,632
--------------------------------------------------------------------------------
Super-Regional Banks - 1.1%
     309,316    Wells Fargo & Co.                                     82,510,043
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.1%
     305,530    Alcatel Alsthom**                                     33,974,691
     730,125    Lucent Technologies, Inc.                             43,168,641
     631,126    Nokia A.B - Class A**                                 38,993,411
     661,175    Nokia Corp. (ADR) - Class A**                         42,728,434
--------------------------------------------------------------------------------
                                                                     158,865,177
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 49

                JANUS WORLDWIDE FUND April 30, 1997 (unaudited)

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 2.7%
   1,201,529    SK Telecom Co., Ltd. (ADR)                      $     11,414,523
   5,453,294    Stet Societa' Finanziaria Telefonica S.p.A.           25,885,922
   9,035,617    Telecom Italia S.p.A.                                 23,926,074
   1,182,148    Telefonaktiebolaget L.M. Ericsson - Class B**         37,368,291
   1,181,200    Telefonaktiebolaget L.M. Ericsson (ADR) - Class       39,717,850
   2,600,675    Telefonica del Peru S.A. (ADR) - Class B              62,416,200
--------------------------------------------------------------------------------
                                                                     200,728,860
--------------------------------------------------------------------------------
Telephone - Integrated - 2.3%
      15,025    Nippon Telegraph & Telephone Corp.**                 105,959,916
     503,600    Portugal Telecom S.A. (ADR)                           18,633,200
     313,500    Telecom Argentina Stet S.A. (ADR)                     15,675,000
     944,725    Telefonica de Argentina S.A. (ADR)                    31,412,106
--------------------------------------------------------------------------------
                                                                     171,680,222
--------------------------------------------------------------------------------
Television - 0.2%
     874,425    CanWest Global Communications Corp.#                  11,695,434
      28,747    Central European Media Enterprises, Ltd. (ADR)*          815,696
--------------------------------------------------------------------------------
                                                                      12,511,130
--------------------------------------------------------------------------------
Textile - Apparel - 0.2%
     157,909    Wolford A.G.                                          16,273,484
--------------------------------------------------------------------------------
Tobacco - 0.4%
   4,404,500    PT Hanjaya Mandala Sampoerna                          17,717,689
     633,750    Souza Cruz S.A.                                        5,124,649
   2,306,212    Swedish Match A.B.**                                   7,525,215
--------------------------------------------------------------------------------
                                                                      30,367,553
--------------------------------------------------------------------------------
Transportation - Services - 0.7%
     300,020    Koninklijke Nedlloyd Groep N.V.**                      6,884,064
   4,886,441    Stagecoach Holdings PLC**                             47,136,354
--------------------------------------------------------------------------------
                                                                      54,020,418
--------------------------------------------------------------------------------
Travel Services - 0.4%
       9,568    Kuoni Reisen A.G. - Class B**                         27,533,122
--------------------------------------------------------------------------------
Total Common Stock (cost $5,844,648,723)                           6,662,930,243
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.1%
       6,489    Porsche A.G.**                                         8,431,336
--------------------------------------------------------------------------------
Brewery - 0.2%
  17,190,000    Companhia Cervejaria Brahma                           11,693,944
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.5%
     181,103    Fresenius A.G.**                                      40,735,141
--------------------------------------------------------------------------------
Electric - Integrated - 0.3%
   1,803,000    Centrais Electricas de Santa Catarina S.A.             2,542,925
 430,898,000    Companhia Energetica de Minas Gerais                  19,645,959
 139,700,000    Companhia Paranaense de Energia-Copel                  2,173,907
--------------------------------------------------------------------------------
                                                                      24,362,791
--------------------------------------------------------------------------------
Medical Products - 0.1%
     103,256    Fresenius Medical Care A.G.*,**                        7,423,706
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.2%
  71,282,000    Petroleo Brasileiro S.A.                              15,013,242
--------------------------------------------------------------------------------
Telephone - Integrated - 0.9%
     554,100    Telecomunicacoes Brasileiras S.A. (ADR)               63,582,975
--------------------------------------------------------------------------------
Total Preferred Stock (cost $108,325,929)                            171,243,135
--------------------------------------------------------------------------------
Rights - 0%
     181,103    Fresenius A.G.*,** (cost $0)                             700,718
--------------------------------------------------------------------------------
Money Market - 0%
  $  600,000    Janus Government Securities
                  Money Market Fund, 5.48% (cost $600,000)         $     600,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.8%
                Deutsche Bank A.G.
  50,000,000      5.49%, 5/2/97                                       49,992,375
                Ford Motor Credit Corp.:
  50,000,000      5.46%, 5/22/97                                      49,840,750
  50,000,000      5.47%, 5/22/97                                      49,840,458
                General Electric Capital Corp.:
  50,000,000      5.62%, 5/1/97                                       49,801,750
   7,900,000      5.49%, 5/27/97                                       7,900,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $207,375,333)       207,375,333
--------------------------------------------------------------------------------
Time Deposit - 1.2%
  91,000,000    First Union Bank 5.6875%, 5/1/97
                  (cost $91,000,000)                                  91,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.6%
                Fannie Mae:
 100,000,000      8.91%, 6/23/97                                      99,204,264
  50,000,000      5.72%, 7/15/97                                      49,420,000
  50,000,000      5.72%, 7/18/97                                      49,397,500
  40,000,000      6.39%, 9/11/97                                      39,173,600
                Federal Home Loan Bank:
  50,000,000      8.34%, 5/12/97                                      49,920,861
  50,000,000      8.34%, 5/16/97                                      49,891,250
  50,000,000      8.61%, 5/30/97                                      49,791,160
  25,000,000      9.25%, 6/20/97                                      24,810,764
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $411,674,785)         411,609,399
--------------------------------------------------------------------------------
Total Investments  (total cost $6,663,624,770) - 101.9%            7,545,458,828
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.9%)    (139,500,292)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $7,405,958,536
--------------------------------------------------------------------------------

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 50

                JANUS WORLDWIDE FUND April 30, 1997 (unaudited)

                       Summary of Investments by Country
                                 April 30, 1997

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Argentina                                1.6%                     $  118,678,106
Austria                                  0.5%                         40,659,487
Belgium                                  0.7%                         52,678,498
Brazil                                   1.6%                        124,406,471
Canada                                   0.2%                         11,695,434
Denmark                                  0.2%                         13,961,771
Finland                                  2.0%                        149,071,561
France                                   8.5%                        640,838,025
Germany                                 11.4%                        856,970,965
Hong Kong                                0.4%                         29,983,273
India                                    0.7%                         52,191,734
Indonesia                                0.2%                         17,717,688
Ireland                                  0.5%                         36,560,200
Israel                                   0.2%                         14,319,112
Italy                                    1.9%                        192,354,223
Japan                                    8.4%                        631,531,542
Luxembourg                               0.1%                          8,995,350
Mexico                                   1.6%                        123,620,465
Netherlands                              8.4%                        587,616,930
Norway                                   0.5%                         38,799,185
Peru                                     0.8%                         62,416,200
Poland                                   0.2%                         12,019,348
Portugal                                 0.3%                         18,633,200
Russia                                   0.2%                         17,756,767
South Africa                             0.4%                         30,610,911
South Korea                              0.2%                         15,827,973
Spain                                    0.3%                         25,807,155
Sweden                                   5.6%                        422,755,632
Switzerland                              8.8%                        661,326,896
United Kingdom                          12.1%                        911,062,489
United States ++                        21.5%                      1,624,592,237
--------------------------------------------------------------------------------
Total                                    100%                     $7,545,458,828
--------------------------------------------------------------------------------
++Includes Short-Term Securities (  12.1% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1997
--------------------------------------------------------------------------------
Currency Sold and                      Currency        Currency       Unrealized
Settlement Date                      Units Sold  Value in $U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/24/97                75,000,000   $ 121,567,500    $   1,312,500
British Pound 7/28/97                75,000,000     121,552,500        (258,075)
Dutch Guilder 7/21/97               220,000,000     113,718,598        9,049,259
Dutch Guilder 7/24/97               220,000,000     113,742,116        6,987,751
Dutch Guilder 8/11/97                60,000,000      31,063,940        1,140,451
Finnish Markka 5/12/97                4,520,000         871,577          134,544
Finnish Markka 7/18/97                8,500,000       1,647,830          175,422
French Franc 8/4/97                 500,000,000      86,342,364        4,960,157
French Franc 8/11/97                325,000,000      56,149,686        2,029,398
French Franc 9/11/97                 72,635,000      12,576,182          123,354
German Deutschemark 7/17/97          45,000,000      26,159,749        2,504,497
German Deutschemark 7/21/97          73,000,000      42,449,264        3,326,510
German Deutschemark 7/24/97         155,269,000      90,309,428        5,898,626
German Deutschemark 8/11/97          62,500,000      36,402,819        1,693,000
German Deutschemark 9/11/97          48,000,000      28,024,288          249,259
Japanese Yen 6/17/97              5,000,000,000      39,369,800        5,703,670
Japanese Yen 7/18/97              8,406,000,000      66,191,687        7,958,183
Japanese Yen 8/12/97              2,500,000,000      19,686,574          870,946
Japanese Yen 9/11/97              1,400,000,000      11,024,976          775,030
Japanese Yen 11/4/97              5,500,000,000      43,295,393        1,138,279
South African Rand 11/3/97           76,695,000      16,421,506      (1,734,604)
Swedish Krona 7/28/97               964,886,000     123,592,417       13,745,674
Swiss Franc 5/12/97                  35,188,000      23,934,159        4,367,485
Swiss Franc 6/5/97                   90,000,000      61,395,730          189,052
Swiss Franc 7/21/97                  20,000,000      13,715,540          873,417
Swiss Franc 7/24/97                  75,000,000      51,450,916        1,948,871
Swiss Franc 8/4/97                   40,000,000      27,476,302        1,148,287
Swiss Franc 8/11/97                  40,000,000      27,498,969          727,691
--------------------------------------------------------------------------------
                                                 $1,407,631,810      $77,038,634
================================================================================

See Notes to Schedule of Investments

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 51

                            STATEMENTS OF OPERATIONS


For the six months or period                                Janus          Janus         Janus        Janus Growth      Janus
ended April 30, 1997 (unaudited)             Janus         Balanced      Enterprise  Equity Income     and Income      Mercury
(all numbers in thousands)                    Fund           Fund           Fund          Fund             Fund          Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                              $    75,172    $     3,404    $       576    $       150    $     1,908    $     5,837
  Dividends                                  89,666          1,139            597            221          6,538          7,393
  Foreign Tax Withheld                       (3,950)           (33)           (38)            (7)           (15)          (483)
------------------------------------------------------------------------------------------------------------------------------
                                            160,888          4,510          1,135            364          8,431         12,747
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                              52,675            943          2,351            162          4,055          6,804
  Transfer agent fees and expenses           14,346            260            846             43          1,316          2,199
  Registration fees                             868             73             31             21            157            145
  Postage and mailing expenses                1,462             55            172             10            190            222
  Custodian fees                              1,627             43             65             25             75            156
  Printing expenses                             556             14             28              2             88             84
  Audit fees                                     20              3              5              6              5              5
  Trustees' fees and expenses                   114              1              5           --                7              7
  Other expenses                                269             15             23              8             32            131
------------------------------------------------------------------------------------------------------------------------------
Total expenses                               71,937          1,407          3,526            277          5,925          9,753
------------------------------------------------------------------------------------------------------------------------------
Expense and fee offsets                      (1,492)           (27)          (110)            (5)          (131)          (276)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                 70,445          1,380          3,416            272          5,794          9,477
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                 90,443          3,130         (2,281)            92          2,637          3,270
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
Net realized gain/(loss) from
 securities transactions                  1,086,936          5,911        (37,068)           802         36,773         85,136
Net realized gain/(loss) from
 foreign currency transactions               77,386            521         (3,440)           114            709          1,109
Net realized gain/(loss) from
 futures contracts                             --             --             --             --             --              368
Change in net unrealized appreciation
 or depreciation of investments            (201,607)         4,767        (57,307)         1,388         79,488       (101,702)
------------------------------------------------------------------------------------------------------------------------------
Net gain/loss on investments                962,715         11,199        (97,815)         2,304        116,970        (15,089)
------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in net assets
 resulting from operations              $ 1,053,158    $    14,329    $  (100,096)   $     2,396    $   119,607    $   (11,819)
==============================================================================================================================

For the six months or period                 Janus          Janus          Janus         Janus            Janus         Janus
ended April 30, 1997 (unaudited)            Olympus        Overseas  Special Situations  Twenty          Venture      Worldwide
(all numbers in thousands)                    Fund           Fund           Fund          Fund             Fund          Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                              $     1,780    $     5,160    $       159    $     5,147    $     4,651    $    15,809
  Dividends                                   1,850          7,613            290         26,903          1,498         33,565
  Foreign Tax Withheld                          (39)          (996)           (12)           (60)           (41)        (3,692)
------------------------------------------------------------------------------------------------------------------------------
                                              3,591         11,777            437         31,990          6,108         45,682
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                               1,690          4,443            251         14,330          5,083         19,070
  Transfer agent fees and expenses              553          1,263             79          4,779          1,440          5,532
  Registration fees                              76            467             19            397             26          1,154
  Postage and mailing expenses                   69            149             22            461            148            439
  Custodian fees                                 31            503             13            169            159          1,506
  Printing expenses                               7             48             12            181             59            201
  Audit fees                                      3              7              3              9              8             13
  Trustees' fees and expenses                     2              8              1             29             17             42
  Other expenses                                 14             22              7             67             44             74
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                2,445          6,910            407         20,422          6,984         28,031
------------------------------------------------------------------------------------------------------------------------------
Expense and fee offsets                        (101)          (143)            (8)          (525)          (153)          (561)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                  2,344          6,767            399         19,897          6,831         27,470
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                  1,247          5,010             38         12,093           (723)        18,212
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
Net realized gain/(loss) from
 securities transactions                    (15,008)        11,989           (227)       338,666         91,734        108,457
Net realized gain/(loss) from
 foreign currency transactions                 (288)         6,941             (8)           (97)         2,309         55,447
Net realized gain/(loss) from
 futures contracts                           (3,368)          --             --             --             --             (605)
Change in net unrealized appreciation
 or depreciation of investments              22,365        111,017          6,550         37,179       (236,420)       382,296
------------------------------------------------------------------------------------------------------------------------------
Net gain/loss on investments                  3,701        129,947          6,315        375,748       (142,377)       545,595
------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in net assets
 resulting from operations              $     4,948    $   134,957    $     6,353    $   387,841    $  (143,100)   $   563,807
------------------------------------------------------------------------------------------------------------------------------

An Explanation of the Statement of Operations
     This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.
     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.
     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolio during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.


                      STATEMENTS OF ASSETS AND LIABILITIES


As of April 30, 1997 (unaudited)                          Janus         Janus         Janus      Janus Growth     Janus
(all numbers in thousands except            Janus        Balanced     Enterprise   Equity Income  and Income     Mercury
net asset value per share)                   Fund          Fund          Fund          Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $13,875,533   $   259,129   $   426,571   $    42,426   $ 1,084,920   $ 1,926,550
=========================================================================================================================
Investments at value                    $16,563,085   $   278,394   $   522,988   $    44,830   $ 1,307,572   $ 1,987,456
Cash                                          1,557           512           505           520           510           677
Receivables:
  Investments sold                          460,777         5,412         2,322         1,010        20,811        22,918
  Fund shares sold                           13,213         2,936           520           178         3,270         1,816
  Dividends                                  35,360           266           213            54         1,378         2,843
  Interest                                      964         2,315          --             184           630            14
Forward currency contracts                      171          --           1,066          --           2,096         5,533
Other assets                                     83          --               1          --               5             6
-------------------------------------------------------------------------------------------------------------------------
    Total Assets                         17,075,210       289,835       527,615        46,776     1,336,272     2,021,263
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investments purchased                     335,699        10,931         4,483         2,897        44,280       120,408
  Fund shares repurchased                    14,609           452           931            25         1,126         2,854
  Advisory fees                               8,662           170           327            31           692         1,034
  Transfer agent fee and expenses             2,566            51           198             9           232           419
Accrued expenses                              2,185            81           148            25           258           125
Forward currency contracts                     --              18          --               6          --            --
-------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                       363,721        11,703         6,087         2,993        46,588       124,840
-------------------------------------------------------------------------------------------------------------------------
Net Assets                              $16,711,489   $   278,132   $   521,528   $    43,783   $ 1,289,684   $ 1,896,423
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)            661,526        19,032        20,459         3,739        63,470       119,779
=========================================================================================================================
Net Asset Value Per Share               $     25.26   $     14.61   $     25.49   $     11.71   $     20.32   $     15.83
=========================================================================================================================


As of April 30, 1997 (unaudited)
(all numbers in thousands except          Olympus       Overseas  Special Situations  Twenty       Venture      Worldwide
net asset value per share)                  Fund          Fund           Fund          Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $   466,950   $ 1,927,268   $   117,886   $ 3,936,396   $ 1,052,004   $ 6,663,625
=========================================================================================================================
Investments at value                    $   523,525   $ 2,085,545   $   124,442   $ 4,576,527   $ 1,158,250   $ 7,545,459
Cash                                          1,682           524           594         2,023         1,804           582
Receivables:
  Investments sold                            3,284        13,170         5,183       166,873        28,600        56,481
  Fund shares sold                            1,173        31,499           471        20,458           139        42,406
  Dividends                                     717         4,227            72         6,903           213        21,460
  Interest                                     --            --            --             546          --              18
Forward currency contracts                      291        16,229          --            --              89        77,039
Other assets                                     (2)            3          --              47            19            13
-------------------------------------------------------------------------------------------------------------------------
    Total Assets                            530,670     2,151,197       130,762     4,773,377     1,189,114     7,743,458
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investments purchased                      32,770       106,323         5,998       106,579         3,692       327,848
  Fund shares repurchased                       983         1,069           367         3,320         2,162         3,189
  Advisory fees                                 288         1,028            78         2,399           687         3,781
  Transfer agent fee and expenses                97           282            22           746           189         1,093
Accrued expenses                                 48           501            49           588           146         1,588
Forward currency contracts                     --            --               6          --            --            --
-------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                        34,186       109,203         6,520       113,632         6,876       337,499
-------------------------------------------------------------------------------------------------------------------------
Net Assets                              $   496,484   $ 2,041,994   $   124,242   $ 4,659,745   $ 1,182,238   $ 7,405,959
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)             33,188       125,193        11,478       158,852        25,327       205,828
=========================================================================================================================
Net Asset Value Per Share               $     14.96   $     16.31   $     10.82   $     29.33   $     46.68   $     35.98
=========================================================================================================================

(1) Period from December 31, 1996 (inception) to April 30, 1997 See Notes to Financial Statements

An Explanation of the Statement of Assets and Liabilities
     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the fiscal period.
     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared, but not yet received, on stocks owned, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid.
     There may be other assets and liabilities such as forward currency contracts.
     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

See Notes to Financial Statements

       JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT PAGES 52 AND 53

STATEMENTS OF CHANGES IN NET ASSETS

For the six months or period
ended April 30, 1997 (unaudited)                                         Janus                  Janus                    Janus
or the year ended October 31, 1996              Janus                   Balanced              Enterprise             Equity Income
(all  numbers in thousands)                      Fund                     Fund                   Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
                                           1997         1996        1997       1996        1997        1996        1997     1996(1)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)           $    90,443  $   124,873  $   3,130  $   3,730   $  (2,281)  $  (4,643)  $     92   $    222
Net realized gain/(loss) from
 investment transactions                 1,164,322    1,668,694      6,432     18,941     (40,508)     36,335        916        950
Change in unrealized net appreciation
 or depreciation of investments           (201,607)     685,129      4,767      4,979     (57,307)     72,341      1,388      1,010
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
 resulting from operations               1,053,158    2,478,696     14,329     27,650    (100,096)    104,033      2,396      2,182
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                    (120,830)     (70,555)    (3,079)    (2,801)       --          --         (215)       (75)
Net realized gain from
 investment transactions*               (1,689,077)    (581,254)   (19,020)    (7,702)    (30,151)    (30,845)      (992)      --
------------------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends
 and distributions                      (1,809,907)    (651,809)   (22,099)   (10,503)    (30,151)    (30,845)    (1,207)       (75)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                              1,769,806    3,005,157    124,065    116,988     190,249     588,531     32,486     40,622
Reinvested dividends and distributions   1,766,166      628,657     21,505     10,173      29,668      30,326      1,135         68
Shares repurchased                      (1,380,914)  (2,110,491)   (66,712)   (61,809)   (300,145)   (419,412)   (21,456)   (12,368)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions              2,155,058    1,523,323     78,858     65,352     (80,228)    199,445     12,165     28,322
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets    1,398,309    3,350,210     71,088     82,499    (210,475)    272,633     13,354     30,429
Net Assets:
Beginning of period                     15,313,180   11,962,970    207,044    124,545     732,003     459,370     30,429       --
End of Period                          $16,711,489  $15,313,180  $ 278,132  $ 207,044   $ 521,528   $ 732,003   $ 43,783   $ 30,429
====================================================================================================================================
Net Assets consist of:
Capital (par value and
 paid-in surplus)*                     $12,764,120  $10,609,062   $250,965   $172,106    $465,783    $546,012    $40,487    $28,322
Undistributed net investment
 income/(distribution in excess)*          143,610      173,997      1,621      1,570      (2,281)         --         (4)       119
Undistributed net realized
 gain/(loss) from investments*           1,116,166    1,640,921      6,300     18,889     (39,453)     31,206        902        978
Unrealized appreciation of
 investments and foreign currency        2,687,593    2,889,200     19,246     14,479      97,479     154,785      2,398      1,010
------------------------------------------------------------------------------------------------------------------------------------
                                       $16,711,489  $15,313,180   $278,132   $207,044    $521,528    $732,003    $43,783    $30,429
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                 69,131      120,626      8,428      8,113       6,596      19,462      2,806      3,793
Reinvested distributions                    71,795       27,285      1,520        733       1,027       1,105        103          6
------------------------------------------------------------------------------------------------------------------------------------
Total                                      140,926      147,911      9,948      8,846       7,623      20,567      2,909      3,799
Shares repurchased                         (54,104)     (85,075)    (4,534)    (4,304)    (10,630)    (14,026)    (1,865)    (1,104)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     86,822       62,836      5,414      4,542      (3,007)      6,541      1,044      2,695
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 beginning of period                       574,704      511,868     13,618      9,076      23,466      16,925      2,695         --
Shares outstanding
 end of period                             661,526      574,704     19,032     13,618      20,459      23,466      3,739      2,695
====================================================================================================================================
Purchases and Sales of
 Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                $10,099,258  $12,620,553   $164,342   $218,807    $235,068    $684,287    $35,772    $51,005
Proceeds from Sales of Securities        8,613,440   13,659,045     98,072    200,065     368,598     541,498     26,468     23,673
Purchases of Long-Term
 U.S. Government Obligations                    --       52,837     17,058     64,006          --          --      1,000         --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                    --      155,889     20,593     31,633          --          --         --         --
====================================================================================================================================

For the six months or period
ended April 30, 1997 (unaudited)                  Janus                   Janus                  Janus                 Janus
or the year ended October 31, 1996           Growth and Income           Mercury                Olympus               Overseas
(all  numbers in thousands)                        Fund                    Fund                   Fund                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                                             1997        1996        1997        1996       1997      1996(2)      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                $2,637      $5,418      $3,270      $8,219     $1,247     $3,766      $5,010     $2,438
Net realized gain/(loss) from
 investment transactions                    37,482      96,004      86,613     243,601    (18,664)    (9,331)     18,930     14,966
Change in unrealized net appreciation
 or depreciation of investments             79,488      64,283    (101,702)     31,715     22,365     34,500     111,017     53,555
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
 resulting from operations                 119,607     165,705     (11,819)    283,535      4,948     28,935     134,957     70,959
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                      (4,221)     (3,323)     (8,225)         --     (3,648)        --      (2,552)    (1,175)
Net realized gain from
 investment transactions*                  (97,951)    (73,130)   (250,204)   (182,852)        --         --     (15,609)    (1,110)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends
 and distributions                        (102,172)    (76,453)   (258,429)   (182,852)    (3,648)        --     (18,161)    (2,285)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                373,090     495,936     549,647   1,232,319    311,513    638,135   1,644,500    923,886
Reinvested dividends and distributions      99,788      74,420     252,800     176,985      3,545         --      17,781      2,204
Shares repurchased                        (233,812)   (209,388)   (638,126) (1,028,405)  (252,249)  (234,695)   (509,713)  (333,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                239,066     360,968     164,321     380,899     62,809    403,440   1,152,568    593,090
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets      256,501     450,220    (105,927)    481,582     64,109    432,375   1,269,364    661,764
Net Assets:
Beginning of period                      1,033,183     582,963   2,002,350   1,520,768    432,375         --     772,630    110,866
------------------------------------------------------------------------------------------------------------------------------------
End of Period                           $1,289,684  $1,033,183  $1,896,423  $2,002,350   $496,484   $432,375  $2,041,994   $772,630
====================================================================================================================================
Net Assets consist of:
Capital (par value and
 paid-in surplus)*                      $1,028,438    $789,372  $1,744,726  $1,580,406   $466,249   $403,440  $1,844,499   $691,931
Undistributed net investment
 income/(distribution in excess)*            3,757       5,340      10,440      15,395      1,247      3,647       8,197      5,739
Undistributed net realized
 gain/(loss) from investments*              32,748      93,217      74,839     238,429    (27,877)    (9,212)     14,825     11,504
Unrealized appreciation of
 investments and foreign currency          224,741     145,254      66,418     168,120     56,865     34,500     174,473     63,456
------------------------------------------------------------------------------------------------------------------------------------
                                        $1,289,684  $1,033,183  $1,896,423  $2,002,350   $496,484   $432,375  $2,041,994   $772,630
====================================================================================================================================
Transactions in Fund Shares:
Shares sold                                 18,430      26,416      32,016      70,853     20,837     45,233     104,004     66,683
Reinvested distributions                     5,160       4,445      15,284      11,034        242         --       1,181        183
------------------------------------------------------------------------------------------------------------------------------------
Total                                       23,590      30,861      47,300      81,887     21,079     45,233     105,185     66,866
Shares repurchased                         (11,649)    (11,490)    (37,527)    (59,376)   (16,992)   (16,132)    (32,176)   (24,253)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     11,941      19,371       9,773      22,511      4,087     29,101      73,009     42,613
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 beginning of period                        51,529      32,158     110,006      87,495     29,101         --      52,184      9,571
Shares outstanding
 end of period                              63,470      51,529     119,779     110,006     33,188     29,101     125,193     52,184
====================================================================================================================================
Purchases and Sales of
 Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                   $981,531  $1,415,291  $1,380,185  $2,994,725   $620,522   $866,966  $1,331,291   $621,472
Proceeds from Sales of Securities          841,577   1,150,323   1,665,567   2,804,270    601,725    525,025     291,655    210,188
Purchases of Long-Term
 U.S. Government Obligations                  --          --          --         --         --          --         --        --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                  --          --          --         --         --          --         --        --
====================================================================================================================================

For the six months or period
ended April 30, 1997 (unaudited)              Janus             Janus                   Janus                   Janus
or the year ended October 31, 1996      Special Situation       Twenty                 Venture                Worldwide
(all  numbers in thousands)                    Fund              Fund                    Fund                    Fund
----------------------------------------------------------------------------------------------------------------------------
                                             1997(3)       1997        1996        1997        1996        1997        1996
----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                    $38      $12,093      $2,660       $(723)    $(6,056)    $18,212     $21,418
Net realized gain/(loss) from
 investment transactions                       (235)     338,569     656,509      94,043     155,853     163,299     289,321
Change in unrealized net appreciation
 or depreciation of investments               6,550       37,179     152,559    (236,420)     10,400     382,296     374,380
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
 resulting from operations                    6,353      387,841     831,728    (143,100)    160,197     563,807     685,119
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                           --      (22,661)         --          --        (185)    (21,409)    (17,455)
Net realized gain from
 investment transactions*                        --     (663,308)   (524,809)   (155,030)   (218,108)   (285,338)    (71,145)
----------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends
 and distributions                               --     (685,969)   (524,809)   (155,030)   (218,293)   (306,747)    (88,600)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                 134,226    1,048,480   1,058,035      56,054     142,893   3,211,028   2,938,234
Reinvested dividends and distributions           --      653,112     512,051     150,172     212,018     299,515      86,150
Shares repurchased                          (16,337)    (681,163)   (935,312)   (467,174)   (308,700)   (828,829)   (958,072)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                 117,889    1,020,429     634,774    (260,948)     46,211   2,681,714   2,066,312
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets       124,242      722,301     941,693    (559,078)    (11,885)  2,938,774   2,662,831
Net Assets:
Beginning of period                              --    3,937,444   2,995,751   1,741,316   1,753,201   4,467,185   1,804,354
----------------------------------------------------------------------------------------------------------------------------
End of Period                              $124,242   $4,659,745  $3,937,444  $1,182,238  $1,741,316  $7,405,959  $4,467,185
============================================================================================================================
Net Assets consist of:
Capital (par value and
 paid-in surplus)*                         $117,889   $3,670,495  $2,650,066    $984,483  $1,245,431  $6,272,633  $3,590,919
Undistributed net investment
 income/(distribution in excess)*                38       35,515      46,083        (723)         --      61,363      64,560
Undistributed net realized
 gain/(loss) from investments*                 (235)     313,625     638,364      92,151     153,138     113,362     235,401
Unrealized appreciation of
 investments and foreign currency             6,550      640,110     602,931     106,327     342,747     958,601     576,305
----------------------------------------------------------------------------------------------------------------------------
                                           $124,242   $4,659,745  $3,937,444  $1,182,238  $1,741,316  $7,405,959  $4,467,185
============================================================================================================================
Transactions in Fund Shares:
Shares sold                                  13,026       34,955      36,639       1,102       2,490      91,352      90,631
Reinvested distributions                         --       23,127      19,948       2,884       3,919       8,941       3,033
----------------------------------------------------------------------------------------------------------------------------
Total                                        13,026       58,082      56,587       3,986       6,409     100,293      93,664
Shares repurchased                           (1,548)     (22,668)    (32,594)     (9,122)     (5,399)    (23,577)    (29,807)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                      11,478       35,414      23,993      (5,136)      1,010      76,716      63,857
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 beginning of period                             --      123,438      99,445      30,463      29,453     129,112      65,255
Shares outstanding
 end of period                               11,478      158,852     123,438      25,327      30,463     205,828     129,112
============================================================================================================================
Purchases and Sales of
 Investment Securities:
  (excluding Short-Term Securities)
Purchases of Securities                    $163,571   $2,727,259  $4,729,450    $859,573  $2,393,103  $4,290,522  $3,434,902
Proceeds from Sales of Securities            46,562    2,602,536   4,542,826   1,659,908   2,522,326   1,559,886   2,161,421
Purchases of Long-Term
 U.S. Government Obligations                    --          --          --          --          --          --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                    --          --          --          --          --          --
============================================================================================================================

(1)  Period from June 28, 1996 (inception) to October 31, 1996
(2)  Period from December 29, 1995 (inception) to October 31, 1996
(3)  Period from December 31, 1996 (inception) to April 30, 1997
* See Note 3 in Notes to Financial Statements

An Explanation of the Statement of Changes in Net Assets
     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' net asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.
     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Funds' "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Funds' net assets. This is because the majority of Janus investors reinvest their distributions.
     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.
     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements

       JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT PAGES 54 AND 55

                              FINANCIAL HIGHLIGHTS

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                                          Janus Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993           1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $26.65          $23.37          $19.62         $20.81         $18.86         $18.27
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .12             .31             .16            .17            .26            .23
Net gains or (losses) on securities
 (both realized and unrealized)                  1.62            4.23            3.99           (.03)          2.88           1.46
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 1.74            4.54            4.15            .14           3.14           1.69
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.21)           (.13)           (.01)          (.39)          (.29)          (.19)
Distributions (from capital gains)              (2.92)          (1.13)           (.39)          (.94)          (.90)          (.91)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (3.13)          (1.26)           (.40)         (1.33)         (1.19)         (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $25.26          $26.65          $23.37         $19.62         $20.81         $18.86
==================================================================================================================================
Total return*                                   6.83%          20.31%          21.62%          0.75%         17.41%          9.35%
==================================================================================================================================
Net assets, end of period
 (in thousands)                           $16,711,489     $15,313,180     $11,962,970     $9,647,245     $9,098,000     $4,989,299
Average net assets for the
 period (in thousands)                    $16,279,681     $13,753,157     $10,559,806     $9,338,807     $7,335,871     $3,870,923
Ratio of gross expenses to
 average net assets**(2)                        0.89%           0.86%           0.87%             NA             NA             NA
Ratio of net expenses to
 average net assets**(2)                        0.87%           0.85%           0.86%          0.91%          0.92%          0.97%
Ratio of net investment income
 to average net assets**                        1.12%           0.91%           1.25%          1.12%          1.55%          1.54%
Portfolio turnover rate**                        130%            104%            118%           139%           127%           153%
Average commission per share                  $0.0538          $.0558              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                                     Janus Balanced Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993         1992(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $15.20          $13.72          $12.17         $12.23         $10.64         $10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .17             .33             .61            .27            .19            --
Net gains or (losses) on securities
 (both realized and unrealized)                   .79            2.22            1.52           (.09)          1.56            .64
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .96            2.55            2.13            .18           1.75            .64
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.20)           (.26)           (.58)          (.24)          (.16)           --
Distributions (from capital gains)              (1.35)           (.81)            --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.55)          (1.07)           (.58)          (.24)          (.16)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $14.61          $15.20          $13.72         $12.17         $12.23         $10.64
==================================================================================================================================
Total return*                                   6.73%          19.39%          18.26%          1.51%         16.54%          6.40%
==================================================================================================================================
Net assets, end of period
 (in thousands)                              $278,132        $207,044        $124,545        $93,546        $72,547         $2,130
Average net assets for the
 period (in thousands)                       $243,571        $158,607        $107,259        $86,361        $43,522           $563
Ratio of gross expenses to
 average net assets**(2)                        1.16%           1.23%           1.35%             NA             NA             NA
Ratio of net expenses to
 average net assets**(2)                        1.14%           1.21%           1.32%          1.42%          1.70%          2.50%
Ratio of net investment income/(loss)
 to average net assets**                        2.59%           2.35%           2.52%          2.28%          2.15%         (0.12%)
Portfolio turnover rate**                        101%            151%            185%           167%           131%           130%
Average commission per share                   $.0483          $.0428              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                                     Janus Enterprise Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993         1992(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $31.19          $27.14          $24.43         $21.87         $17.09         $15.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                     (.11)            --              .52           (.06)           .04            --
Net gains or (losses) on securities
 (both realized and unrealized)                 (4.31)           5.85            3.09           3.18           4.76           2.09
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (4.42)           5.85            3.61           3.12           4.80           2.09
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)            --              --             (.52)          (.02)          (.02)           --
Distributions (from capital gains)              (1.28)          (1.80)           (.38)          (.54)           --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.28)          (1.80)           (.90)          (.56)          (.02)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $25.49          $31.19          $27.14         $24.43         $21.87         $17.09
==================================================================================================================================
Total return*                                 (14.67%)         22.43%          15.46%         14.56%         28.09%         13.93%*
==================================================================================================================================
Net assets, end of period
 (in thousands)                              $521,528        $732,003        $459,370       $370,028       $239,334         $8,320
Average net assets for the
 period (in thousands)                       $656,565        $596,313        $407,791       $269,595       $188,345         $1,560
Ratio of gross expenses to
 average net assets**(2)                        1.08%           1.14%           1.26%             NA             NA             NA
Ratio of net expenses to
 average net assets**(2)                        1.05%           1.12%           1.23%          1.25%          1.36%          2.50%
Ratio of net investment income/(loss)
 to average net assets**                       (0.70%)         (0.78%)          0.02%         (0.32%)         0.14%         (0.81%)
Portfolio turnover rate**                         76%             93%            194%           193%           201%            53%
Average commission per share                   $.0341          $.0333              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992 *Total return not annualized for periods of less than one full year.
(2) See "Explanation of the Financial Highlights" **Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 56

                              FINANCIAL HIGHLIGHTS

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                                 Janus Growth and Income Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993           1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $20.05          $18.13          $14.69         $15.24         $12.95         $12.13
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .03             .16             .11            .19            .14            .17
Net gains or (losses) on securities
 (both realized and unrealized)                  2.18            4.01            3.43           (.31)          2.29            .80
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 2.21            4.17            3.54           (.12)          2.43            .97
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.08)           (.08)           (.10)          (.10)          (.14)          (.15)
Distributions (from capital gains)              (1.86)          (2.17)            --            (.33)         --             --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.94)          (2.25)           (.10)          (.43)          (.14)          (.15)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $20.32          $20.05          $18.13         $14.69         $15.24         $12.95
==================================================================================================================================
Total return*                                  11.53%          25.56%          24.20%         (0.76%)        18.81%          7.98%
==================================================================================================================================
Net assets, end of period
 (in thousands)                            $1,289,684      $1,033,183        $582,963       $489,942       $518,963       $243,509
Average net assets for the
 period (in thousands)                     $1,185,110        $773,343        $498,442       $499,831       $404,285       $156,815
Ratio of gross expenses to
 average net assets**(3)                        1.01%           1.05%           1.19%             NA             NA             NA
Ratio of net expenses to
 average net assets**(3)                        0.99%           1.03%           1.17%          1.22%          1.28%          1.52%
Ratio of net investment income
 to average net assets**                        0.45%           0.70%           1.11%          1.26%          1.13%          1.61%
Portfolio turnover rate**                        148%            153%            195%           123%           138%           120%
Average commission per share                   $.0668          $.0520              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                               Janus Mercury Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994         1993(1)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $18.20          $17.38          $14.12         $11.70         $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                      .02             .14             .16            .02           (.01)
Net gains or (losses) on securities
 (both realized and unrealized)                  (.03)           2.74            3.37           2.40           1.71
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                (0.01)           2.88            3.53           2.42           1.70
-------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.08)            --             (.16)           --              -
Distributions (from capital gains)              (2.28)          (2.06)           (.11)           --              -
-------------------------------------------------------------------------------------------------------------------
Total distributions                             (2.36)          (2.06)           (.27)           --              -
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $15.83          $18.20          $17.38         $14.12         $11.70
===================================================================================================================
Total return*                                  (0.63%)         18.18%          25.53%         20.68%         17.00%
===================================================================================================================
Net assets, end of period
 (in thousands)                            $1,896,423      $2,002,350      $1,520,768       $596,330       $112,725
Average net assets for the
 period (in thousands)                     $2,045,170      $1,838,593      $1,116,377       $257,726        $67,462
Ratio of gross expenses to
 average net assets**(3)                        0.96%           1.02%           1.14%             NA             NA
Ratio of net expenses to
 average net assets**(3)                        0.93%           1.00%           1.12%          1.33%          1.75%
Ratio of net investment income/(loss)
 to average net assets**                        0.32%           0.45%           0.50%          0.25%         (0.40%)
Portfolio turnover rate**                        157%            177%            201%           283%           151%
Average commission per share                   $.0423          $.0383              NA             NA             NA
-------------------------------------------------------------------------------------------------------------------

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                      Janus Overseas Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995         1994(2)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period            14.81          $11.58          $10.36         $10.00
----------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                      --              .10             .12           (.02)
Net gains or (losses) on securities
 (both realized and unrealized)                  1.80            3.34            1.10            .38
----------------------------------------------------------------------------------------------------
Total from investment operations                 1.80            3.44            1.22            .36
----------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.04)           (.11)            --             --
Distributions (from capital gains)               (.26)           (.10)            --             --
----------------------------------------------------------------------------------------------------
Total distributions                              (.30)           (.21)            --             --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                 $16.31          $14.81          $11.58         $10.36
====================================================================================================
Total return*                                  12.33%          30.19%          11.78%          3.60%
====================================================================================================
Net assets, end of period
 (in thousands)                            $2,041,994        $772,630        $110,866        $64,065
Average net assets for the
 period (in thousands)                     $1,305,716        $335,098         $77,668        $36,645
Ratio of gross expenses to
 average net assets**(3)                        1.07%           1.26%           1.76%             NA
Ratio of net expenses to
 average net assets**(3)                        1.05%           1.23%           1.73%          2.16%
Ratio of net investment income/(loss)
 to average net assets**                        0.77%           0.73%           0.36%         (0.64%)
Portfolio turnover rate**                         51%             71%            188%           181%
Average commission per share                   $.0380          $.0234              NA             NA
----------------------------------------------------------------------------------------------------

(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993 *Total return not annualized for periods of less than one full year.
(2) Fiscal period from May 2, 1994 (inception) to October 31, 1994 **Annualized for periods of less than one full year. (3) See "Explanation of the Financial Highlights"
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 57

                              FINANCIAL HIGHLIGHTS

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                                       Janus Twenty Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993         1992(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $31.90          $30.12          $24.24         $25.85         $22.75         $22.17
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .03             .37             .01            .16            .17            .09
Net gains or (losses) on securities
 (both realized and unrealized)                  2.90            6.68            5.94          (1.07)          3.31            .49
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 2.93            7.05            5.95           (.91)          3.48            .58
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.18)           --              (.07)          (.25)          (.18)          --
Distributions (from capital gains)              (5.32)          (5.27)           --             (.45)          (.20)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (5.50)          (5.27)           (.07)          (.70)          (.38)          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $29.33          $31.90          $30.12         $24.24         $25.85         $22.75
==================================================================================================================================
Total return*                                   9.85%          27.59%          24.67%         (3.52%)        15.39%          2.62%
==================================================================================================================================
Net assets, end of period
 (in thousands)                            $4,659,745      $3,937,444      $2,995,751     $2,742,812     $3,748,796     $2,434,245
Average net assets for the period
 (in thousands)                            $4,374,744      $3,385,561      $2,716,278     $3,051,194     $3,545,727     $2,221,065
Ratio of gross expenses to
 average net assets**(3)                        0.94%           0.93%           1.00%             NA             NA             NA
Ratio of net expenses to
 average net assets**(3)                        0.92%           0.92%           0.99%          1.02%          1.05%          1.12%
Ratio of net investment income
 to average net assets**                        0.56%           0.67%           0.62%          0.57%          0.87%          1.27%
Portfolio turnover rate**                        124%            137%            147%           102%            99%            79%
Average commission per share                   $.0533          $.0571              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                        Janus Venture Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993         1992(2)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $57.16          $59.53          $52.86         $53.25         $47.74         $45.96
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                     (.03)           --               .05            .11            .66            .17
Net gains or (losses) on securities
 (both realized and unrealized)                 (5.17)           5.09            9.49           4.40           6.72           1.61
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (5.20)           5.09            9.54           4.51           7.38           1.78
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           --              (.01)           (.03)          (.53)         (1.16)          --
Distributions (from capital gains)              (5.28)          (7.45)          (2.84)         (4.37)          (.71)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (5.28)          (7.46)          (2.87)         (4.90)         (1.87)          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $46.68          $57.16          $59.53         $52.86         $53.25         $47.74
==================================================================================================================================
Total return*                                 (10.07%)          9.28%          19.24%          9.23%         15.76%          3.87%
==================================================================================================================================
Net assets, end of period
 (in thousands)                            $1,182,238      $1,741,316      $1,753,201     $1,550,476     $1,836,657     $1,544,531
Average net assets for the
 period (in thousands)                     $1,506,148      $1,822,801      $1,612,514     $1,562,521     $1,792,532     $1,496,106
Ratio of gross expenses to
 average net assets**(3)                        0.94%           0.89%           0.92%             NA             NA             NA
Ratio of net expenses to
 average net assets**(3)                        0.91%           0.88%           0.91%          0.96%          0.97%          1.07%
Ratio of net investment income/(loss)
 to average net assets**                       (0.10%)         (0.33%)          0.29%          0.27%          1.29%          1.32%
Portfolio turnover rate**                        134%            136%            113%           114%           139%           124%
Average commission per share                   $.0360          $.0382              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding
during the six months ended
April 30, 1997 (unaudited)                                                     Janus Worldwide Fund
or through each fiscal year
or period ended October 31                      1997            1996            1995           1994           1993           1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $34.60          $27.65          $27.00         $24.16         $18.95         $17.45
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .85             .49             .81            .15            .14            .16
Net gains or (losses) on securities
 (both realized and unrealized)                  2.73            7.79            1.39           3.34           5.29           1.39
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 3.58            8.28            2.20           3.49           5.43           1.55
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)          (1.05)           (.26)           (.54)          (.27)          (.22)          --
Distributions (from capital gains)              (1.15)          (1.07)          (1.01)          (.38)          --             (.05)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (2.20)          (1.33)          (1.55)          (.65)          (.22)          (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $35.98          $34.60          $27.65         $27.00         $24.16         $18.95
==================================================================================================================================
Total return*                                  10.81%          31.00%           8.89%         14.76%         28.79%          9.20%
==================================================================================================================================
Net assets, end of period
 (in thousands)                            $7,405,959      $4,467,185      $1,804,354     $1,587,120       $754,608       $160,672
Average net assets for the
 period (in thousands)                     $5,848,815      $2,953,495      $1,622,142     $1,244,194       $379,259        $79,518
Ratio of gross expenses to
 average net  assets**(3)                       0.97%           1.02%           1.24%             NA             NA             NA
Ratio of net expenses to
 average net  assets**(3)                       0.95%           1.01%           1.23%          1.12%          1.32%          1.73%
Ratio of net investment income
 to average net assets**                        0.63%           0.73%           0.99%          0.42%          0.92%          1.74%
Portfolio turnover rate**                         59%             80%            142%           158%           124%           147%
Average commission per share                   $.0473          $.0311              NA             NA             NA             NA
----------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period June 1, 1992 to October 31, 1992 *Total return not annualized for periods of less than one full year.
(2) Fiscal period August 1, 1992 to October 31, 1992 **Annualized for periods of less than one full year. (3) See "Explanation of the Financial Highlights"
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 58

                              FINANCIAL HIGHLIGHTS

                                                                                                            Janus
For a share outstanding                                Janus                         Janus                 Special
during the six months ended                         Equity Income                   Olympus               Situations
April 30, 1997 (unaudited)                              Fund                          Fund                   Fund
or through each fiscal year
or period ended October 31                      1997           1996(1)          1997         1996(2)        1997(3)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.29          $10.00          $14.86         $12.00         $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .03             .07             .04            .13            --
Net gains or (losses) on securities
 (both realized and unrealized)                   .86            1.25             .19           2.73            .82
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .89            1.32             .23           2.86            .82
-------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)           (.08)           (.03)          (0.13)           --             --
Distributions (from capital gains)               (.39)            --              --             --             --
-------------------------------------------------------------------------------------------------------------------
Total distributions                              (.47)           (.03)          (0.13)           --             --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.71          $11.29          $14.96         $14.86         $10.82
===================================================================================================================
Total return*                                   8.11%          13.20%           1.56%         23.83%          8.30%
===================================================================================================================
Net assets, end of period
 (in  thousands)                              $43,783         $30,429        $496,484       $432,375       $124,242
Average net assets for the
 period (in thousands)                        $33,676         $21,424        $454,783       $276,006        $91,325
Ratio of gross expenses to
 average  net  assets**(4)                      1.66%           1.79%           1.09%          1.17%          1.34%
Ratio of net expenses to
 average net assets**(4)                        1.63%           1.71%           1.04%          1.15%          1.32%
Ratio of net investment
 income to average net assets**                 0.55%           3.09%           0.55%          1.64%          0.13%
Portfolio turnover rate**                        161%            325%            324%           303%           140%
Average commission per share                   $.0457          $.0350          $.0455         $.0336         $.0423
-------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period June 28, 1996 (inception) to October 31, 1996
(2)  Fiscal period December 29, 1995 (inception) to October 31, 1996
(3)  Fiscal period December 31, 1996 (inception) to April 30, 1997
(4)  See "Explanation of the Financial Highlights"
*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
NA - Disclosure  not applicable to prior periods.

An Explanation of the Financial Highlights
     This schedule provides a per share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.
     The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net invest-ment income per share which is comprised of dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.
     Also included in the Financial Highlights are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.
     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions and cash balances earning interest or balance credits with the Funds' custodian and transfer agent bank accounts. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.
     Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.
     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Funds during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Funds' yield because it doesn't take into account the dividends distributed to the Funds' investors.
     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Funds' investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.
     The last item in the table is the average commission rate per share. This number is derived by taking the agency commissions paid on equity securities trades (excluding Syndicate or IPO and principal trades amounts but including foreign commissions) and dividing by the number of shares purchased. This is a new requirement under revised SEC regulations and is not a meaningful representation of actual costs incurred.

See Notes to Financial Statements

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 59

NOTES TO SCHEDULE OF INVESTMENTS

Adjustable Rate Preferred Stock Dividend Rates are as of 4/30/97

Repurchase Agreements held by the Fund are fully collateralized and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

*Non-Income producing security

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or foreign currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 1997:

                                                Purchases                   Sales             Realized      Dividend    Market Value
                                          Shares       Cost         Shares        Cost       Gain/(Loss)      Income     at 4/30/97
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
AGCO Corp.                               100,000  $  2,829,202    2,470,575  $ 57,382,887   $  8,189,132 $     60,748   $ 23,169,769
Associates First Capital Corp.-Class A   844,100    36,176,830         --            --             --      1,008,590    261,013,688
Computer Sciences Corp.                  360,000    28,695,793      402,125    32,652,897    (4,899,731)         --      313,298,437
Cytec Industries, Inc.                      --            --         77,875     2,272,774        870,541         --      129,833,528
Federal-Mogul Corp.                      217,075     4,991,532         --            --             --        630,684     72,847,125
Ikon Office Solutions, Inc.(1)           420,350    14,764,640    6,709,575   143,849,426    51,177,762     1,231,306     23,515,625
Meredith Corp. (2)                     2,093,650    52,050,185         --            --             --         99,145     49,200,775
Parametric Technology Co.              5,807,650   271,127,645         --            --             --           --      292,426,994
Robert Half International, Inc.          820,975    29,915,896      851,000    30,337,324      5,781,721         --      115,788,481
Triton Energy, Ltd.                       40,000     1,860,882      631,850    34,197,004   (10,860,622)         --       49,343,306
Unisource Worldwide, Inc. (3)               --            --      3,582,112   140,623,848   (64,514,511)         --             --
UNUM Corp.                                50,000     3,464,025    1,282,375    67,698,047     29,920,059    2,966,896    369,478,725
Wang Laboratories, Inc.                     --            --           --            --             --           --       36,921,875
Young Broadcasting Corp.- Class A           --            --        373,850    12,791,220    (2,274,968)         --       24,281,950
------------------------------------------------------------------------------------------------------------------------------------
                                                   445,876,630                521,805,427     13,389,383    5,997,369  1,761,120,278
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
APS Holding Corp.- Class A                  --            --      1,000,000    21,028,843    (9,866,018)         --             --
Insignia Financial Group, Inc.-Class A      --            --        257,350     2,522,889      3,045,463         --       21,746,375
Petco Animal Supplies, Inc. (4)             --            --          6,350       187,160       (15,513)         --       24,346,766
PizzaExpress PLC                            --            --      1,168,196     7,269,065      4,116,021       76,609     41,771,115
PriCellular Corp.- Class A                  --            --        155,550     1,219,533        297,886         --        9,999,533
Trigen Energy Corp.                         --            --        216,675     4,444,313      1,168,236       60,240     19,093,547
Wetherspoon (J.D.) PLC                      --            --          9,414        94,112         86,074      133,197     36,919,476
------------------------------------------------------------------------------------------------------------------------------------
                                                          --                   36,765,915    (1,167,851)      270,046    153,876,812
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Dime Community Bancorp, Inc.                --            --           --            --             --           --       14,150,000
M.D.C. Holdings, Inc.                  1,003,000     8,793,100         --            --             --         12,750      9,281,250
------------------------------------------------------------------------------------------------------------------------------------
                                                     8,793,100                       --             --         12,750     23,431,250
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Abercrombie & Fitch Co.- Class A         191,500     3,679,108       97,400     2,096,615      (835,323)         --        4,944,713
IntelliQuest Information Group, I        138,275     3,245,750      132,600     3,647,499    (1,260,779)         --        6,150,219
------------------------------------------------------------------------------------------------------------------------------------
                                                     6,924,858                  5,744,114    (2,096,102)         --       11,094,932
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Koninklijke Ahrend N.V                   448,248    25,928,052         --            --             --           --       27,151,108
Medical Invest Svenska A.B. - Cla        317,217    12,037,829         --            --             --           --       10,310,420
------------------------------------------------------------------------------------------------------------------------------------
                                                    37,965,881                       --             --           --       37,461,528
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Danka Business Systems PLC (ADR)          40,150     1,761,906      407,700    17,605,262    (5,635,673)      340,888     82,858,758
UAL Corp.                                326,400    20,522,278      525,900    27,246,725     13,808,581         --      340,198,688
------------------------------------------------------------------------------------------------------------------------------------
                                                    22,284,184                 44,851,987      8,172,908      340,888    423,057,446
------------------------------------------------------------------------------------------------------------------------------------

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 60

NOTES TO SCHEDULE OF INVESTMENTS

                                                Purchases                   Sales             Realized      Dividend    Market Value
                                          Shares       Cost         Shares        Cost       Gain/(Loss)      Income     at 4/30/97
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Analysts International Corp.                --            --        840,000   $ 6,898,275   $ 13,444,579    $  74,943           --
APS Holding Corp. - Class A                 --            --      1,057,500    21,009,469   (12,137,011)         --             --
Biopsys Medical, Inc.                     80,000   $ 2,140,195      299,700     5,880,837      2,065,204         --     $  5,535,000
Coinmach Laundry Corp.                    72,400     1,354,053      600,000     9,061,260      1,181,211         --             --
CommNet Cellular, Inc.                      --            --        800,000    21,471,749      (149,777)         --             --
Community Financial Corp.                193,025     2,979,936         --            --             --           --        2,750,606
Computer Learning Centers, Inc. (5)       22,500       401,550      175,000     3,754,154      1,117,834         --       10,650,000
Culligan Water Technologies, Inc.        247,200     9,299,311    1,007,900    36,544,741      2,330,515         --       11,240,625
Dayton Superior Corp.                      2,800        33,306      302,800     4,010,219      (909,757)         --             --
DepoTech Corp.                              --            --        130,000     3,464,036    (1,504,214)         --        6,873,750
Educational Medical, Inc.                 35,000       377,188      120,500     1,241,455         31,815         --        4,288,250
Eurobike A.G                              70,202     1,769,110      213,576     4,970,734        697,337         --        3,023,253
Family Golf Centers, Inc.                114,925     3,481,138      686,025    19,095,545    (2,646,514)         --             --
Gildemeister Italiana S.p.A                 --            --      2,277,688     8,253,259    (1,304,388)         --             --
J. P. Foodservice, Inc.                1,236,800    28,075,449    1,527,225    33,265,882      7,651,556         --       17,787,734
Labor Ready, Inc.                        216,000     3,170,868      695,175    11,715,926    (5,752,961)         --             --
Littelfuse, Inc.                          57,000     2,535,503      398,925    11,814,265      6,898,467         --       10,175,000
Medallion Financial Corp.                 58,125       833,959      319,600     4,286,990        935,536      172,970      2,313,713
Minerals Technologies, Inc.                 --            --      1,232,845    33,347,122     11,924,875       54,162           --
O'Reilly Automotive, Inc.                 50,000     1,755,352      742,500    23,556,204      (255,805)         --             --
Papa John's International, Inc. (6)      248,012     7,965,582    1,388,932    29,607,513      7,979,222         --       11,917,744
Premier Parks, Inc.                      122,675     3,794,078      471,900    12,379,853      2,356,770         --       10,966,434
PriCellular Corp. - Class A                 --            --      1,539,543    13,262,386         56,204         --             --
ProSource, Inc.                          350,000     4,823,750       80,000     1,120,000      (274,974)         --        2,396,250
Recycling Industries, Inc.                  --            --      1,354,000     5,585,250    (4,123,455)         --             --
Styling Technology Corp.                 250,000     2,571,880      250,000     2,571,880        241,776         --             --
Wisconsin Central Transportation Corp.      --            --      2,418,225    16,743,901     72,240,725         --       29,795,131
------------------------------------------------------------------------------------------------------------------------------------
                                                    77,362,208                344,912,905    102,094,770      302,075    129,713,490
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Amer Group, Ltd.                         533,612    11,071,308         --            --             --           --       21,174,419
Assa-Abloy A.B. - Class B              1,298,727    22,617,994         --            --             --           --       81,418,884
CanWest Global Communications Corp.         --            --           --            --             --         90,002     11,695,434
Group Axime                              249,087    27,320,008       54,660     3,947,139      3,041,281         --       66,092,516
Indian Hotels Co., Ltd.                     --            --           --            --             --           --        7,502,004
JBA Holdings PLC                            --            --           --            --             --           --       36,097,280
Kinnevik A.B. - Class B                     --            --        754,233    15,410,679      4,826,688         --       45,850,444
NTT Data Corp.                               530    13,545,507         --            --             --        137,675     73,872,575
Securitas A.B. - Class B                    --            --          3,149        33,052         50,609    1,115,347     87,150,735
Tomra Systems A.S.A                      723,146    13,869,297         --            --             --         84,752     38,799,185
------------------------------------------------------------------------------------------------------------------------------------
                                                    88,424,114                 19,390,870      7,918,578    1,427,776    469,653,476
------------------------------------------------------------------------------------------------------------------------------------

(1)  Name change from Alco Standard Corp. effective 1/27/97
(2)  Adjusted for 2 for 1 stock split 3/18/97
(3)  Spin-off from Alco Standard Corp. on a 1 for 2 basis 1/2/97
(4)  Merged  with Pet Food  Warehouse,  Inc.  at a ratio of .2174 to 1 effective
     1/2/97
(5)  Adjusted for 3 for 2 stock split 4/15/97
(6)  Adjusted for 3 for 2 stock split 11/25/96


             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 61

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies
     Janus Investment Fund (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a no-load, open-end management investment company. Twelve series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Janus Enterprise, Janus
Olympus and Janus Twenty Funds, which are non-diversified. Janus Special Situations Fund began operations on December 31, 1996. Organization costs were borne by Janus Capital Corp. (Janus Capital).
     The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers, making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
     Forward currency contracts held by the Funds are fully collateralized by other securities which are denoted in the accompanying schedule of investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.
     Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.
     Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
     The Funds may enter into "futures contracts" and "options" on securities; financial indexes and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses
     Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly and capital gains (if any) are distributed annually. The remaining nine Equity Funds declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal  Income Taxes
     The Funds intend to distribute to shareholders all taxable invest-ment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 62

NOTES TO FINANCIAL STATEMENTS

2. Investment Advisory Agreement and Other Transactions with Affiliates
     The advisory agreement with the Funds spells out the expenses that the Funds must pay for the period ended April 30, 1997. Each of the Funds was subject to the following schedule:

                  Average Daily Net           Annual Rate
Fee Schedule      Assets of Fund           Percentage (%)
---------------------------------------------------------
Equity Funds      First $30 Million                  1.00
                  Next $270 Million                   .75
                  Next $200 Million                   .70
                  Over $500 Million                   .65
---------------------------------------------------------

     Effective July 1, 1997 Janus Capital will reduce the advisory fee on the first $30 million of average daily net assets from 1.00% to .75%.
     Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund, plus $4.00 per shareholder account (excluding Janus and Venture Funds) for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).
     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.
     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the year or period ended April 30, 1997, are noted below.

                             DST Securities, Inc.     Fund
                                 Commissions         Expense
                                    Paid*           Reduction*          DST Fees
--------------------------------------------------------------------------------
Janus Fund                        $526,890           $395,168           $988,891
--------------------------------------------------------------------------------
Janus Balanced Fund                  1,431              1,073             47,653
--------------------------------------------------------------------------------
Janus Enterprise Fund               28,611             21,458            143,760
--------------------------------------------------------------------------------
Janus Equity Income Fund               458                344             13,515
--------------------------------------------------------------------------------
Janus Growth and Income Fund        53,232             39,924            147,503
--------------------------------------------------------------------------------
Janus Mercury Fund                  34,700             26,025            398,683
--------------------------------------------------------------------------------
Janus Olympus Fund                     94                 70             96,470
--------------------------------------------------------------------------------
Janus Overseas Fund                  6,985              5,239            119,509
--------------------------------------------------------------------------------
Janus Special Situations Fund        1,651              1,239             11,867
--------------------------------------------------------------------------------
Janus Twenty Fund                   99,142             74,356            501,288
--------------------------------------------------------------------------------
Janus Venture Fund                  44,681             33,511            185,862
--------------------------------------------------------------------------------
Janus Worldwide Fund               108,687             81,515            421,025
--------------------------------------------------------------------------------
* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 63

NOTES TO FINANCIAL STATEMENTS

The funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover noted below, as of October 31, 1996, is available to offset future realized capital gains and thereby reduce future taxable gains distributions, until October 31, 2004. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 1997, are as follows:

                               at October 31, 1996                          at April 30, 1997
                               -------------------   --------------------------------------------------------------------
                                                                                                                 Net
                                 Net Capital Loss     Federal Tax       Unrealized        Unrealized        Appreciation/
                                    Carryovers            Cost         Appreciation     (Depreciation)     (Depreciation)
                               ------------------------------------------------------------------------------------------
Janus Fund                                 --      $13,900,961,922   $ 2,893,404,508   ($  231,281,206)   $ 2,662,123,302
-------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund                        --          259,129,729        24,311,225        (5,046,788)        19,264,437
-------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                      --          427,620,438       112,874,355       (17,506,489)        95,367,866
-------------------------------------------------------------------------------------------------------------------------
Janus Equity Income Fund                   --           42,432,246         3,417,809        (1,020,187)         2,397,622
-------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund               --        1,087,779,388       229,639,137        (9,846,859)       219,792,278
-------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund                         --        1,932,233,537       156,447,726      (101,225,164)        55,222,562
-------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund              $    (7,767,016)       469,390,977        56,397,446        (2,263,619)        54,133,827
-------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund                        --        1,927,875,894       200,375,958       (42,706,471)       157,669,487
-------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund              --          117,996,985         9,489,037        (3,043,883)         6,445,154
-------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund                          --        3,937,629,103       741,409,079      (102,511,635)       638,897,444
-------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                         --        1,052,834,126       140,165,880       (34,750,000)       105,415,880
-------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund                       --        6,667,507,575     1,030,035,121      (152,083,868)       877,951,253
-------------------------------------------------------------------------------------------------------------------------

             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 64

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             JANUS EQUITY FUNDS APRIL 30, 1997 SEMIANNUAL REPORT 65

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